                                            Registration Statement No. 333-27687
                                                                       811-08223

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 5
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                         Post-Effective Amendment No. 13

                 THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES
                 -----------------------------------------------
                           (Exact name of Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                     --------------------------------------
                               (Name of Depositor)

                  ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183
                  ---------------------------------------------
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including area code: (860) 277-0111
                                 --------------

                                ERNEST J. WRIGHT
                     The Travelers Life and Annuity Company
                                One Tower Square
                           HARTFORD, CONNECTICUT 06183
                           ---------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

       immediately upon filing pursuant to paragraph (b) of Rule 485.
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 X     on May 1, 2002 pursuant to paragraph (b) of Rule 485.
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       60 days after filing pursuant to paragraph (a)(1) of Rule 485.
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       on ___________ pursuant to paragraph (a)(1) of Rule 485.
---

If appropriate, check the following box:

      this post-effective amendment designates a new effective date for a
------
previously filed post- effective amendment.

Travelers Index Annuity Prospectus:

The Travelers Fund BD III For Variable Annuities
The Travelers Fund BD IV For Variable Annuities

This prospectus describes Travelers Index Annuity, a single premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“qualified Contracts”) as well as those that do not qualify for such treatment (“nonqualified Contracts”). Travelers Index Annuity is issued as an individual Contract.

You can choose to have your premium (“purchase payment”) accumulate on a variable and/or fixed basis in one of our funding options. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

Money Market Portfolio

Deutsche Asset Management VIT Funds

EAFE Equity Index Fund

Small Cap Index Fund

Greenwich Street Series Fund

Equity Index Portfolio – Class I Shares

The Contract, certain contract features and/or some of the funding options may not be available in all states. The current prospectuses for the underlying funds that support the variable funding options must accompany this prospectus. Read and retain them for future reference.

In addition, you can choose to protect your investment by purchasing a guarantee from the Company called the Principal Protection Feature. If purchased, we will guarantee that on the Principal Protection Expiration Date (the last day of the eighth Contract Year), your Contract will be worth at least 115%, 100% or 90% (depending on your selection) of your purchase payment, adjusted for withdrawals, even if the value of your Contract on that date is less than the chosen percentage of your purchase payment. To qualify for the Principal Protection Feature, you must allocate your purchase payment to the Protected Funding Option –the Greenwich Street Series Fund Equity Index Portfolio - and keep your payment in that funding option until the end of the eighth Contract Year. There is a separate charge for this feature.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2002. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-842-9368 or access the SEC’s website (http://www.sec.gov). See Appendix D for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 1, 2002

TABLE OF CONTENTS

Index of Special Terms	2	Fixed Annuity	26
Summary	3	Payment Options	27
Fee Table	6	Election of Options	27
Condensed Financial Information	11	Annuity Options	27
The Annuity Contract	11	Variable Liquidity Benefit	27
Contract Owner Inquiries	12	Miscellaneous Contract Provisions	28
Purchase Payments	12	Right to Return	28
Accumulation Units	12	Termination	28
The Variable Funding Options	12	Required Reports	28
The Fixed Account	14	Suspension of Payments	28
Optional Principal Protection Feature	14	The Separate Accounts	29
Principal Protection Expiration Date	15	Performance Information	29
Charges and Deductions	15	Federal Tax Considerations	29
General	15	Non-Resident Aliens	30
Withdrawal Charge	16	General Taxation of Annuities	30
Free Withdrawal Allowance	17	Types of Contracts: Qualified or
Transfer Charge	17	Nonqualified	30
Optional Principal Protection Fee	17	Nonqualified Annuity Contracts	30
Principal Protection Cancellation Charge	17	Puerto Rico Tax Considerations	31
Administrative Charges	17	Qualified Annuity Contracts	31
Mortality and Expense Risk Charge	18	Penalty Tax for Premature Distributions	32
Variable Liquidity Benefit Charges	18	Diversification Requirements for
Variable Funding Option Expenses	18	Variable Annuities	32
Premium Tax	18	Ownership of the Investments	32
Changes in Taxes Based Upon		Mandatory Distributions for Qualified Plans	32
Premium or Value	18	Taxation of Death Benefit Proceeds	32
Transfers	19	Other Information	33
Dollar Cost Averaging	19	The Insurance Companies	33
Access to Your Money	20	Financial Statements	33
Systematic Withdrawals	20	Distribution of Variable Annuity Contracts	33
Ownership Provisions	21	Conformity with State and Federal Laws	33
Types of Ownership	21	Voting Rights	33
Contract Owner	21	Legal Proceedings and Opinions	34
Beneficiary	21	The Travelers Insurance Company	34
Annuitant	21	The Travelers Life and Annuity Company	34
Contingent Annuitant	21	Appendix A: Condensed Financial Information
Death Benefit	22	for The Travelers Insurance Company:
Death Proceeds Before the Maturity Date	22	Fund BD III.	A-1
Payment of Proceeds	23	Appendix B: Condensed Financial Information
Death Proceeds After the Maturity Date	25	for The Travelers Life and Annuity
The Annuity Period	25	Company: Fund BD IV	B-1
Maturity Date	25	Appendix C: The Fixed Account	C-1
Allocation of Annuity	26	Appendix D: Contents of the Statement
Variable Annuity	26	of Additional Information	D-1

INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit	12	Contract Year	11
Accumulation Period	12	Death Report Date	22
Annuitant	21	Fixed Account	C-1
Annuity Payments	25	Joint Owner	21
Annuity Unit	12	Maturity Date	25
Cash Surrender Value	20	Net Investment Rate	27
Contingent Annuitant	21	Purchase Payment	12
Contract Date	11	Underlying Fund	12
Contract Owner	21	Variable Funding Options	12
Contract Value	11	Written Request	11

Summary:
Travelers Index Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Fund BD III for Variable Annuities (“Fund BD III”); The Travelers Life and Annuity Company sponsors the Travelers Fund BD IV for Variable Annuities (“Fund BD IV”). When we refer to the Separate Account, we are referring to either Fund BD III or Fund BD IV, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a qualified contract, your pre-tax contribution accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contribution accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the variable funding options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

Principal Protection Guarantee (For investors who intend to hold their Contract for at least eight years.) You can choose to protect your investment by purchasing a separate guarantee from the Company. With the Principal Protection Guarantee, you receive, at the end of eight years, 115%, 100%, or 90% of your purchase payment (depending on the guarantee you purchased) reduced proportionately by any withdrawals and related withdrawal charges, or the contract value – whichever is greater. Not all levels of protection may be available for purchase.

After the end of the eighth contract year, you may (a) remain in the Contract and transfer to any of the funding options, (b) purchase another Index Annuity contract with the Principal Protection Guarantee, (c) transfer to another annuity contract or (d) withdraw your contract value. Unless you inform us in writing of a different investment choice, at the end of the eighth contract year, we will transfer your contract value to the Money Market Portfolio offered within this Contract.

If you have selected the Principal Protection Feature, any partial amounts you withdraw (including the withdrawal charge and Principal Protection Cancellation Charge) will reduce the amount of principal guaranteed proportionately. The Principal Protection Feature which you originally selected, covers the remaining contract value. If you make a full withdrawal before the end of the eighth contract year, the Principal Protection Guarantee is no longer in effect. Depending on market conditions, the cash surrender value may be more or less that the guaranteed principal amount you selected. We will not refund any expenses or fees associated with the Principal Protection Feature under any circumstances.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with a single payment of at least $10,000. At this time, the Company does not permit additional payments.

Is there a right to return period? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period, we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

Can you give a general description of the variable funding options and how they operate? Through its subaccounts, the Separate Account uses your purchase payment to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund (“underlying fund”) that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer among the variable funding options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.25% for the Standard Death Benefit and 1.45% for the Enhanced Death Benefit. For Contracts with a value of less than $50,000, we also deduct an annual contract administrative charge of $30. Each underlying fund also charges for management costs and other expenses.

An optional Contract feature, the Principal Protection Guarantee, provides that you will receive a stated percent of your single payment, less partial withdrawals and related withdrawal charges, on the Principal Protection Guarantee Expiration Date. There is an annual insurance charge of up to 2.00% if you select this feature. If you withdraw your money before the maturity date and if you have selected the Principal Protection Guarantee, there is no refund of the Principal Protection Fee and the Company may deduct an additional Principal Protection Cancellation Charge (0% - 4%).

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the purchase payment. The maximum percentage is 6%, decreasing to 0% in years nine and later.

If you select the Variable Liquidity Benefit, there is a surrender charge of up to 6% of the amounts withdrawn.

How will my purchase payment and withdrawals be taxed? Generally, payments to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payment and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, the Principal Protection Cancellation Charge, and/or a penalty tax may apply to taxable amounts withdrawn.

What is the death benefit under the Contract? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the contract owner, joint owner, or annuitant. Assuming you are the annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about accumulation unit values? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about accumulation unit values.

Are there any additional features? This Contract has other features you may be interested in. These include:

    Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.
    Systematic Withdrawal Option. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

FEE TABLES

The purpose of this Fee Table is to assist contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See “Charges and Deductions” in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. Each variable funding option purchases shares of the underlying fund at net asset value. The net asset value already reflects the deduction of each underlying fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of underlying fund expenses.

We receive payments from some of the underlying funds or their affiliates for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an underlying fund on behalf of Travelers’ Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

The amounts shown in the table are based on historical fund expenses, as a percentage of each fund’s average daily net assets as of December 31, 2001 (unless otherwise indicated). This information was provided by the funds and we have not independently verified it. More detail concerning each fund’s fees and expenses is contained in the prospectus for each underlying fund.

FEE TABLE — WITHOUT PRINCIPAL PROTECTION FEATURE

Transaction Expenses

Withdrawal Charge
(as a percentage of the purchase payment withdrawn)

Years Since Purchase Payment Made	Withdrawal Charge
0-1	6%
2	6%
3	5%
4	5%
5	4%
6	4%
7	3%
8	2%
9 and over	0%

During the annuity period, if you have elected the Liquidity Benefit, a surrender charge of up to 6% of the amount withdrawn will be assessed. See “Liquidity Benefit.”

Transfer Charge	0

(we reserve the right to charge $10.00 on any transfers which exceed 12 per year)

Annual Separate Account Charges
(as a percentage of the average daily net assets of the Separate Account)

	Standard Death Benefit		Enhanced Death Benefit

Mortality and Expense Risk Charge	1.25%	Mortality and Expense Risk Charge	1.45%
Administrative Expense Charge	0.15%	Administrative Expense Charge	0.15%
Total Separate Account Charges	1.40%		1.60%

Other Annual Charges

Annual Contract Administrative Charge................	$30
(Waived if contract value is $50,000 or more)

Variable Funding Option Expenses:

(as a percentage of average daily net assets of the funding option as of December 31, 2001, unless otherwise noted)

Funding Options:	Management Fee (after expense reimbursement)	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

Money Market Portfolio	0.32%	0.08%	0.40%(1)
Deutsche Asset Management VIT Funds
EAFE® Equity Index Fund	0.45%	0.20%	0.65%(2)
Small Cap Index Fund	0.35%	0.10%	0.45%(3)
Greenwich Street Series Fund
Equity Index Portfolio - Class I Shares	0.21%	0.02%	0.23%(4)

Notes

(1)	Travelers Insurance reimbursed the portfolio for $44,028 in expenses for the year ended December 31, 2001 (the portfolio's fiscal year end). If such expenses were not reimbursed the actual expense ratio would have been 0.42%. For the year ended December 31, 2001, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

(2)	Deutsche Asset Management, Inc. (The Advisor) has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time. Without these expense waivers and reimbursements, Management Fee, Other Expenses and Total Operating Expenses for the EAFE Equity Index Fund would be 0.45%, 0.36%, and 0.81%, respectively.

(3)	Deutsche Asset Management, Inc. (The Advisor) has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time. Without these expense waivers and reimbursements, Management Fee, Other Expenses and Total Operating Expenses for the Small Cap Index Fund would be 0.35%, 0.28%, and 0.63%, respectively.

(4)	Expenses are as of December 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for this fund in 2001.

Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2001, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $30 annual contract administrative charge is equivalent to 0.022% of the Separate Account contract value.

EXAMPLE — WITHOUT PRINCIPAL PROTECTION:

Standard Death Benefit

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and the charges reflected in the expense table above using the expenses for the Standard Death Benefit without the Principal Protection Guarantee Selected:

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5years	10 years	1 year	3 years	5 years	10 years

Money Market Portfolio	78	107	138	213	18	57	98	213
Deutsche Asset Management VIT Funds	81	115	151	239	21	65	111	239
EAFE® Equity Index Fund
Small Cap Index Fund	79	109	141	219	19	59	101	219
Greenwich Street Series Fund
Equity Index Portfolio — Class I Shares	77	102	129	195	17	52	89	195

Enhanced Death Benefit

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and the charges reflected in the expense table above using the expenses for the Enhanced Death Benefit without the Principal Protection Guarantee Selected:

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5years	10 years	1 year	3 years	5 years	10 years

Money Market Portfolio	78	107	138	213	18	57	98	213
Deutsche Asset Management VIT Funds	81	115	151	239	21	65	111	239
EAFE® Equity Index Fund	79	109	141	219	19	59	101	219
Small Cap Index Fund
Greenwich Street Series Fund
Equity Index Portfolio — Class I Shares	77	102	129	195	17	52	89	195

FEE TABLE —With Principal Protection Feature

Transaction Expenses

  Withdrawal Charge

  (as a percentage of the purchase payment withdrawn)

Years Since Purchase Payment Made	Charge
0-1	6%
2	6%
3	5%
4	5%
5	4%
6	4%
7	3%
8	2%
9 and over	0%

  During the annuity period, if you have elected the Liquidity Benefit, a surrender charge of up to 6% of the amount withdrawn will be assessed. See “Liquidity Benefit.”

Transfer Charge	0

  (we reserve the right to charge $10.00 on any transfers which exceed 12 per year)

Principal Protection Cancellation Charge

(as a percentage of purchase payment withdrawn from the Protected Funding Option)

Years Since Purchase Payment Made	Charge
0-1	4%
2	4%
3	4%
4	3%
5	3%
6	3%
7	2%
8	1%
9 and over	0%

Annual Separate Account Charges

(as a percentage of the average daily net assets of the Separate Account)

	Standard Death Benefit	Enhanced Death Benefit
Mortality & Expense Risk Charge	1.25%	1.45%
Principal Protection Fee (1)(maximum)	2.00%	2.00%
Administrative Expense Charge	0.15%	0.15%
Total Separate Account Charges	3.40%	3.60%

(1)	The Principal Protection Fee is an annual insurance charge that varies with the level of guarantee chosen under the Principal Protection Feature. The maximum Principal Protection Fee is 2.00% annually.

Other Annual Charges

Annual Contract Administrative Charge	$30
(Waived if contract value is $40,000 or more)

Variable Funding Option Expenses:

(as a percentage of average daily net assets of the funding option as of December 31, 2001, unless otherwise noted)

Funding Options:	Management Fee (after expense reimbursement)	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

Greenwich Street Series Fund
Equity Index Portfolio - Class I Shares	0.21%	0.02%	0.23%(1)

(1)	Expenses are as of December 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for this fund in 2001.

Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2001, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $30 annual contract administrative charge is equivalent to 0.022% of the Separate Account contract value.

EXAMPLE — WITH PRINCIPAL PROTECTION:

Standard and Enhanced Death Benefits

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and the charges reflected in the expense table above using the expenses for the Standard Death Benefit or Enhanced Death Benefit, as applicable, with the Principal Protection Guarantee Selected:

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5years	10 years	1 year	3 years	5 years	10 years

Greenwich Street Series Fund
Equity Index Portfolio — Class I Shares(a)	137	202	259	390	37	112	189	390
Equity Index Portfolio — Class I Shares(b)	139	207	268	407	39	117	198	407

______________

(a)	Standard Death Benefit

(b)	Enhanced Death Benefit

CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

THE ANNUITY CONTRACT

Travelers Index Annuity is a contract between the contract owner ("you") and the Company. This is the prospectus - it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make a purchase payment to us and we credit it to your Contract. We promise to pay you an income, in the form of annuity payments, beginning on a future date that you choose, the maturity date. The purchase payment accumulates tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of your purchase payment, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account contract value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account contract value"). The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at t he maturity date the contract value will equal or exceed your purchase payment, except as provided under the Principal Protection Feature. The date the Contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9368.

Purchase Payment

Your purchase payment is due and payable before the Contract becomes effective. The minimum purchase payment is $10,000. No additional payments are allowed at this time. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive your purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity per iod (i.e., after the maturity date), you are credited with annuity units.

The Variable Funding Options

You choose the variable funding options to which you allocate your purchase payment. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and contract owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-842-8573 to request additional copies of the prospectuses.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser
Money Market Portfolio	Seeks high current income from short-term money market instruments while preserving capital and maintaining a high degree of liquidity.	Travelers Asset Management International Corporation
Deutsche Asset Management VIT Funds
EAFE Equity Index Fund	Seeks to replicate, before deduction of expenses, the total return performance of the EAFE Index. Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the EAFE Index and in derivative instruments, such as futures contracts and options that provide exposure to the stocks of companies in the EAFE Index.	Deutsche Asset Management, Inc. (“DeAm, Inc.”)
Small Cap Index	Seeks to replicate, before deduction of expenses, the total return performance of the Russell 2000 Index. Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index.	DeAM, Inc.
Greenwich Street Series Fund
Equity Index Portfolio* - Class I Shares	Seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The fund will hold substantially all of the stocks in the S&P 500 Index, with comparable economic sector weightings, market capitalization and liquidity.	Travelers Investment Management Co.

______________

*	If elected with the Principal Protection Feature, this is referred to as the “Protected Funding Option.”

FIXED ACCOUNT

We offer our Fixed Account as a funding option. Please see Appendix C for more information.

Optional Principal Protection Feature
(For investors who intend to hold the Contract for at least eight years.)

You can choose to protect your investment by purchasing a guarantee called the Principal Protection Feature. If you purchase this feature, the Company will guarantee that on the Principal Protection Expiration Date, your Contract will be worth at least either 115%, 100%, or 90% (depending on the guarantee you purchased) of your purchase payment adjusted only for withdrawal reductions (including the withdrawal charge and the Principal Protection Cancellation Charge), even if the value of your Contract on that date is less than your original payment. The purchase payment is not adjusted for administrative charges and mortality and expense risk charges. To qualify for the Principal Protection Feature, you must select this feature when you purchase the Contract, and allocate your entire purchase payment to the Protected Funding Option, the Equity Index Portfolio, until the Principal Protection Expiration Date. Not all levels of protection may be purchased at all times. A Principal Protection Fee and a Cancellation Charge are associated with this feature. (See “Charges and Deductions.”) You should not purchase this feature if you intend to surrender the Contract within eight years.

At this time, the only Protected Funding Option is Equity Index Portfolio. At some time in the future, we may add additional Protected Funding Options.

If you buy the Principal Protection Feature, you may not transfer out of the Protected Funding Option before the end of the eighth contract year. You may withdraw or annuitize all or part of your contract value before the Principal Protection Expiration Date, subject to a Principal Protection Cancellation Charge and withdrawal charges.

The amounts you withdraw (including the withdrawal charge and Principal Protection Cancellation Charge) will reduce the amount of the principal guarantee proportionately. The Principal Protection amount on any date is equal to the amount allocated to the Protected Funding Option, reduced by all prior withdrawal reductions associated with that fund. A withdrawal reduction is calculated by multiplying the fund’s Principal Protection amount immediately prior to the withdrawal by the ratio of the amount of the withdrawal from that fund, including all withdrawal charges and fees, to the value of the fund immediately prior to the withdrawal.

The following example illustrates the effect of withdrawals on the amount of principal protected in both a positive and negative market:

UP MARKET WITHDRAWAL

(a) Contract Value		(b) Principal Protection Benefit
Contract Value before withdrawal	$125,000	Return of Premium Death Benefit before withdrawal	$100,000
Withdrawal	$ 25,000	Withdrawal	$ 25,000
Contract Value after withdrawal	$100,000	Partial Surrender Reduction	$ 20,000
		$100,000 x $ 25,000= $20,000
		$125,000
		Principal Protection Benefit	$ 80,000
		After partial surrender reduction
		$100,000-$20,000=$80,000

Principal Protection Benefit after withdrawal is $80,000

DOWN MARKET WITHDRAWAL

(a) Contract Value		(b) Principal Protection Benefit
Contract Value before withdrawal	$ 80,000	Return of Premium Death Benefit before withdrawal	$100,000
Withdrawal	$ 20,000	Withdrawal	$ 20,000
Contract Value after partial surrender	$ 60,000	Partial Surrender Reduction	$ 25,000
$100,000 x $ 20,000= $25,000
$ 80,000
		Principal Protection Benefit	$ 75,000
After partial surrender reduction
$100,000-$25,000=$75,000

Principal Protection Benefit after partial surrender is $75,000

Principal Protection Expiration Date

If you purchase the Principal Protection Feature, the Company will fulfill its obligations under the feature on the Principal Expiration Date (which is the last day of the eighth contract year). On that date, we will contribute to your contract value any amount needed to bring your contract value up to 115%, 100% or 90%, depending on your selection, of your original payment adjusted for withdrawal reductions. In addition, on the Principal Protection Expiration Date, we will transfer your contract value to the Money Market Portfolio, a money market fund, unless you select, in writing, a different funding option. On and after the Principal Protection Expiration Date, you may remain in the Contract and transfer to any funding options, purchase a new Travelers Index Annuity Contract with the Principal Protection Feature, annuitize your Contract, exchange this Contract for another annuity contract, or withdraw your contract value. Your registered representative will help you with your decision.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts;
    the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners;
    the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);
    administration of the annuity options available under the Contracts; and
    the distribution of various reports to contract owners.

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;
    sales and marketing expenses including commission payments to your sales agent; and
    other costs of doing business.

Risks we assume include:

    that annuitants may live longer than estimated when the annuity factors under the Contracts were established;
    that the amount of the death benefit will be greater than the contract value; and
    that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which your purchase payment and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Withdrawal Charge

We do not deduct a sales charge from the purchase payment when it is applied under the Contract. However, a withdrawal charge will be deducted if any or all of the purchase payment is withdrawn during the first eight years following the purchase payment. We will assess the charge as a percentage of the purchase payment withdrawn as follows:

Years Since Purchase Payment Made	Withdrawal Charge
0-1	6%
2	6%
3	5%
4	5%
5	4%
6	4%
7	3%
8	2%
9 and over	0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any part of the purchase payment to which no withdrawal charge applies then;

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then;

(c)	any remaining purchase payment to which a withdrawal charge applies (on a first-in, first-out basis), then;

(d)	any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge:

    due to the death of the contract owner or the annuitant (with no contingent annuitant surviving)
    if an annuity payout has begun
    due to a minimum distribution under our minimum distribution rules then in effect if an income option of at least five year’s duration is begun after the first contract year.

Free Withdrawal Allowance

Beginning in the second contract year, you may withdraw up to 10% of the contract value annually . We calculate the available withdrawal amount as of the first valuation date. The free withdrawal provision applies to all withdrawals. We reserve the right to not permit the provision on a full surrender.

Transfer Charge

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

Optional Principal Protection Fee

We offer you the option of purchasing a guarantee on your investment. You can obtain protection for 115%, 100% or 90% of your principal if you buy the Principal Protection Feature at the time you purchase your Contract. Your registered representative will tell you what levels of protection are currently available for selection. Under this feature, we will guarantee that, on the Principal Protection Expiration Date (which is the last day of the eighth contract year), your Contract will be worth at least either 115%, 100% or 90% (depending on your choice of guarantees) of your purchase payment, less a reduction for withdrawals, withdrawal charges, and the Principal Protection Cancellation Charge, even if the value of your Contract on that date is less than the chosen percentage of your original purchase payment. Of course, if your contract value is more than the chosen percentage of your original purchase payment, you will receive the greater va lue.

There is an annual charge, the Principal Protection Fee, for this feature. The Principal Protection Fee compensates us for the risks that we will bear in providing this guarantee of principal. The Principal Protection Fee is deducted daily from your contract value at a maximum annual rate of 2.00%. The charge varies based on the level of guarantee chosen and the current market conditions that determine our actual costs associated with the Principal Protection Feature. The charge will be set periodically and will lock in at the time of Contract purchase. The Principal Protection Fee is set forth in your Contract and is nonrefundable. Generally, the Principal Protection Fee will conform to the chart below. Please note that these ranges are estimates. The actual charge will vary due to market conditions, and will be determined by the Company.

Level of Guarantee % of Purchase Payment	Charge Range % of Contract Value
115%	1.90% - 2.00%
100%	1.80% - 2.00%
90%	1.35% - 2.00%

You must select the Principal Protection Feature at the time you purchase your Contract. The Principal Protection Feature will extend for the eight years from the contract date until the Principal Protection Expiration Date. This guarantee is valid only if your Contract is held to the Principal Protection Expiration Date, and you do not annuitize or surrender before that date.

Principal Protection Cancellation Charge

We will assess a Principal Protection Cancellation Charge if you select the Principal Protection Feature and make a full or partial withdrawal from the Contract before the Principal Protection Expiration Date. This charge compensates us for costs incurred should you withdraw from the Principal Protection Feature before the Principal Protection Expiration Date.

The Principal Protection Cancellation Charge equals up to 4% of the original purchase payment withdrawn. The percent charged depends on the length of time you have had your Contract. The Principal Protection Cancellation Charge is set forth in your Contract.

Administrative Charges

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

             (1)   from the distribution of death proceeds;

             (2)   after an annuity payout has begun; or

             (3)   if the contract value on the date of assessment equals or is greater than $50,000.

We deduct the administrative expense charge (sometimes called “sub-account administrative charge”) on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Standard Death Benefit, this charge equals 1.25% annually. If you choose the Enhanced Death Benefit, this charge equals 1.45% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

Variable Funding Option Expenses

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make your purchase payment to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TRANSFERS

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1. Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage contract owners. In making this determination, we will consider, among other things, the following factors:

    the total dollar amount being transferred;
    the number of transfers you made within the previous three months;
    whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
    whether your transfers are part of a group of transfers made by a third party on behalf of the individual contract owners in the group.

 2. Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things:

    reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed preauthorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Future Modifications. We will continue to monitor the transfer activity occurring among the variable funding options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all contract owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of contract owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We reserve the right to charge a $10.00 fee for any transfer request which exceeds twelve per year. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program or a rebalancing program.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the maturity date, you may make transfers only if allowed by your Contract or with our consent. These restrictions are subject to any state law requirements.

Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $10,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

ACCESS TO YOUR MONEY

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value less any withdrawal charge, any applicable Principal Protection Cancellation Charge, and any premium tax not previously deducted. Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the cash surrender value as of the close of business after we receive your surrender request at our Home Office. The cash surrender value may be more or less than your purchase payment. You may not make withdrawals during the annuity period.

If you select the Principal Protection Feature and withdraw any amounts prior to the Principal Protection Expiration Date, the amounts withdrawn (including the withdrawal charge and Principal Protection Cancellation Charge) will no longer be protected by the Principal Protection Guarantee and will reduce the amount protected by the Guarantee proportionately.

For amounts allocated to the variable funding options, we may defer payment of any cash surrender value for a period of up to five business days after the written request is received. For amounts allocated to the Fixed Account, we may defer payment of any cash surrender value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

Systematic Withdrawals

After the first contract year, and before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified Contracts. You have sole power during the annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership.

Joint Owner. For nonqualified Contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

Annuitant

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

Contingent Annuitant

You may name one individual as a contingent annuitant. A contingent annuitant may not be changed, deleted or added to the Contract after the contract date. If the annuitant who is not the owner dies prior to the maturity date, and the contingent annuitant is still living;

  the death benefit will not be payable upon the annuitant's death the contingent annuitant becomes the annuitant
  all other rights and benefits will continue in effect

When a contingent annuitant becomes the annuitant, the maturity date remains the same as previously in effect.

If the annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a contingent annuitant.

DEATH BENEFIT

Before the maturity date, generally, a death benefit is payable when either the annuitant or a contract owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions (“death report date”).

We must be notified of the annuitant's death no later than six months from the date of death in order to pay the death proceeds as described under "Death Proceeds Before the Maturity Date." If we are notified more than six months after the death, we will pay death proceeds equal to the contract value on the death report date, less any applicable premium tax.

Death Proceeds Before the Maturity Date

Standard Death Benefit

Death of any owner or the annuitant before age 85. We will pay the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax and withdrawals not previously deducted:

(1)	the contract value;

(2)	the purchase payment made under the Contract ; or

(3)	the Reset Death Benefit Value. The Reset Death Benefit Value is redetermined once every eight years, at which time it is set equal to the then current contract value. The Reset Death Benefit Value will also be redetermined any time a withdrawal is taken by reducing the Reset Death Benefit Value by a Partial Surrender Reduction (as described below).

Death of any owner or the annuitant on or after age 85. We will pay the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax and withdrawals not previously deducted:

(1)	the contract value;

(2)	the purchase payment made under the Contract; or

(3)	the Reset Death Benefit Value (as described above) available at the annuitant’s 85th birthday, less any Partial Surrender Reductions (as described below) which occur after the annuitant’s 85th birthday.

Partial Surrender Reduction. If you make a withdrawal, we reduce the Reset Death Benefit Value by a partial surrender reduction which equals (1) the Reset Death Benefit Value immediately prior to the withdrawal multiplied by (2) the amount of the withdrawal divided by the contract value immediately prior to the withdrawal.

For example, assume your current contract value is $55,000. If your original Reset Death Benefit Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Reset Death Benefit Value as follows:

                50,000 ( (10,000/55,000) = 9,090

Your new Reset Death Benefit Value would be 50,000 - 9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your original Reset Death Benefit Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Reset Death Benefit Value as follows:

                50,000 ( (10,000/30,000) = 16,666

Your new Reset Death Benefit Value would be 50,000 - 16,666, 0r $33,334.

Enhanced Death Benefit

Death of any owner or the annuitant before age 80. We will pay the beneficiary a death benefit in an amount equal to the greatest of (1), or (2) below, each reduced by any applicable premium tax, and withdrawals not previously deducted:

(1)	the contract value;

(2)	the Roll-Up Death Benefit Value (as described below) available at the death report date.

Death of any owner or the annuitant on or after age 80. We will pay the beneficiary a death benefit in an amount equal to the greatest of (1) or (2) below, each reduced by any applicable premium tax and withdrawals not previously deducted:

(1)	the contract value;

(2)	the Roll-Up Death Benefit Value (as described below) available at the annuitant’s 80th birthday, less any Partial Surrender Reductions (as described below) which occur after the annuitant’s 80th birthday.

Roll-Up Death Benefit Value: On the contract date, the Roll-Up Death Benefit Value equals the purchase payment. On each anniversary of the contract date, we will recalculate the Roll-Up Death Benefit Value as follows:

(1)	the Roll-Up Death Benefit Value on the previous contract date anniversary; minus

(2)	any Partial Surrender Reductions (as described below) since the previous contract date anniversary.

The result, increased by 7%, is the new Roll-Up Death Benefit Value.

On dates other than a contract date anniversary, the Roll-Up Death Benefit Value equals:

(1)	the Roll-Up Death Benefit Value on the previous contract date anniversary; minus

(2)	any Partial Surrender Reductions (as described below) since the previous contract date anniversary.

The maximum Roll-Up Death Benefit payable equals 7% per year, to a maximum of 200% of the difference between the purchase payment and all Partial Surrender Reductions (as described below).

The Partial Surrender Reduction equals:

(1)	the amount of the Roll-Up Death Benefit Value just before the reduction for the withdrawal, multiplied by

(2)	the amount of the partial surrender divided by the contract value just before the withdrawal.

Payment of Proceeds

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Owner (who is not the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate	Unless, the beneficiary is the contract owner’s spouse and the spouse elects to continue the Contract rather than receive the distribution.	Yes

Owner (who is the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary is the contract owner’s spouse and the spouse elects to continue the Contract rather than receive the distribution.	Yes

Joint Owner (who is not the annuitant)	The surviving joint owner.	Unless the surviving joint owner is the spouse and elects to continue the Contract.	Yes

Joint Owner (who is the annuitant)	The beneficiary (ies), or if none, to the surviving joint owner	Unless the beneficiary/surviving joint owner is the contract owner’s spouse and the spouse elects to continue the Contract.	Yes

Annuitant (who is not the contract owner)	The beneficiary (ies), or if none, to the contract owner.	Unless, the beneficiary is the contract owner’s spouse and the spouse elects to continue the contract rather than receive the distribution. Or unless, there is a contingent annuitant. Then, the contingent annuitant becomes the annuitant and the contract continues in effect (generally using the original maturity date). The proceeds will then be paid upon the death of the contingent annuitant or owner.	Yes

Annuitant (who is the contract owner)	See death of “owner who is the annuitant” above.		Yes

Annuitant (where owner is a nonnatural person/trust)	The beneficiary (ies) (e.g. the trust) or if none, to the owner.		Yes (Death of annuitant is treated as death of the owner in these circumstances.)

Contingent Annuitant (assuming annuitant is still alive)	No death proceeds are payable; contract continues.		N/A

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Beneficiary	No death proceeds are payable; contract continues		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

______________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payout option is not available.

Qualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Owner / Annuitant	The beneficiary (ies), or if none, to the contract owner’s estate.		N/A

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

Death Proceeds after the Maturity Date

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular income payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the annuitant is alive before we make annuity payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the maturity date will be the annuitant’s 85th birthday or ten years after the effective date of the Contract, if later.

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant’s 85th birthday for nonqualified Contracts or, for qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified Contracts upon either the later of the contract owner’s attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

Allocation of Annuity

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash surrender value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See “Transfers.”) If the Principal Protection Feature is selected and you annuitize before the Principal Protection Expiration Date, a Principal Protection Cancellation Charge may apply.

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender as of 14 days before the date annuity payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payments will decrease. However, if the annualized investment pe rformance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under “Variable Annuity,” except that the amount we apply to begin the annuity will be your cash surrender value as of the date annuity payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

PAYMENT OPTIONS

Election of Options

While the annuitant is alive, you can change your annuity option selection any time up to the maturity date. Once annuity payments have begun, no further elections are allowed.

During the annuitant’s lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

Annuity Options

Subject to the conditions described in “Election of Options” above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options. Options 1 through 4 are available for both fixed and/or variable annuities. Option 5 is only available for fixed annuities.

Option 1 — Life Annuity — No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 — Payments for a Fixed Period. The Company will make equal payments until the cash surrender value applied under this option has been exhausted. The first payment and all later payments will be paid from amounts attributable to each funding option in proportion to the cash surrender value attributable to each. The final payment will include any amount insufficient to make another full payment.

Variable Liquidity Benefit

This benefit is only offered with Variable Annuity Options (as described in the Settlement Provisions of the Contract) for Fixed Period Option only payments, without Life Contingency.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is the Assumed (Daily) Net Investment Factor used to calculate the annuity payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within ten days after you receive it (the “right to return period”). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payment or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination

We reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $2,000, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value less any applicable taxes.

Required Reports

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Fund BD III and Fund BD IV, respectively. Both Fund BD III and Fund BD IV were established on March 27, 1997 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Fund BD III and Fund BD IV for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owne rs would no longer have the economies of scale resulting from a larger combined fund.

Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s variable funding options. We may advertise the “standardized average annual total returns” of the variable funding option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special tax and withholding rules under the Code. In addition, annuity payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a qualified Contract. Some examples of qualified Contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the pro grams described above, your Contract is referred to as nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payment. These withdrawn earnings are includible in your income. (See “Penalty Tax for Premature Distributions” below.) There is income in the Contract to the extent the contract value exceeds your investment in the Contract. The investment in the Contract equals the your purchase payment less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have consequences in the year taken.

The Contract provides one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase price or contract value. It is possible that the IRS may take a position that the charges for the optional enhanced death benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such an optional death benefit should be treated as a taxable withdrawal, you should consult your tax adviser before selecting any rider or endorsement to the Contract.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or a proposed distribution.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules which govern the taxation of qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Please consult your employer or tax advisor regarding this issue.

The Contract includes one or more optional enhanced death benefits that in some cases may exceed the greater of your purchase payment or contract value. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability, whether a death benefit such as the optional death benefit(s) in the Contract comports with IRA qualification requirements. Although the Company regards the optional enhanced death benefit as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. You should consult your tax adviser prior to selecting any optional enhanced death benefit for an IRA.

Penalty Tax for Premature Distributions

For both qualified and nonqualified contracts, taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans. This is in addition to any penalites which may apply under your Contract.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

Mandatory Distributions For Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement.

Minimum Distributions For Beneficiaries When a death benefit becomes due upon the death of the owner and/or annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

Financial Statements

The financial statements for the Company and its separate account are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 8% of your purchase payment. If asset based compensation is paid, it will not exceed 2% of the average account value annually.

From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

Voting Rights

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from contract owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to contract owners.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

There are no pending legal proceedings affecting either Separate Account or the principal underwriter.  There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

APPENDIX A: CONDENSED FINANCIAL INFORMATION

The Travelers Fund BD III for Variable Annuities
Accumulation Values

	Year ended December 31, 2001			Year ended December 31, 2000

	Unit Value Beginning of Year	Unit Value End of Year	Accumulation Units	Unit Value Beginning of Year	Unit Value End of Year	Accumulation Units

Money Market Portfolio (2/98)
Standard Death Benefit	1.131	1.158	3,881,543	1.080	1.131	293,012
Enhanced Death Benefit	1.124	1.148	5,439,464	1.076	1.124	—
Deutsche Asset Management VIT Funds*
EAFE Equity Index Fund (9/98)
Standard Death Benefit	1.206	0.896	176,300	1.468	1.206	136,061
Enhanced Death Benefit	1.198	0.888	—	1.461	1.198	—
Small Cap Index Fund (1/98)
Standard Death Benefit	1.024	1.030	620,344	1.080	1.024	495,755
Enhanced Death Benefit	1.017	1.022	—	1.075	1.017	—
Greenwich Street Series Fund
Equity Index Portfolio (12/97)
Standard Death Benefit
0.00% Principal Protection Fee	1.417	1.228	4,108,571	1.581	1.417	3,645,033
0.80% Principal Protection Fee	1.380	1.186	—	1.552	1.380
0.85% Principal Protection Fee	1.155	0.992	—	1.299	1.155
0.95% Principal Protection Fee	1.376	1.181	—	1.550	1.376	16,712
1.00% Principal Protection Fee	1.249	1.072	703,102	1.408	1.249	703,183
1.10% Principal Protection Fee	1.367	1.171	207,574	1.541	1.367	212,939
1.15% Principal Protection Fee	0.918	0.786	739,133	1.000	0.918	452,147
1.35% Principal Protection Fee	1.360	1.162	2,472,146	1.538	1.360	2,492,334
1.45% Principal Protection Fee	1.136	0.970	3,356,677	1.285	1.136	3,366,565
1.50% Principal Protection Fee	1.349	1.151	78,204,552	1.527	1.349	62,288,311
1.65% Principal Protection Fee	1.000	0.907	51,177,207	—	—	—
1.80% Principal Protection Fee	0.975	0.829	145,663,854	1.107	0.975	152,615,454
1.90% Principal Protection Fee	1.338	01.137		1.520	1.338
2.00% Principal Protection Fee	1.239	1.052	17,881	1.410	1.239	19,493
Enhanced Death Benefit
0.00% Principal Protection Fee	1.408	1.217	681,503	1.573	1.408	460,622
0.80% Principal Protection Fee	1.371	1.176	—	1.545	1.371
0.85% Principal Protection Fee	1.149	0.985	—	1.295	1.149
0.95% Principal Protection Fee	1.368	1.172	—	1.544	1.368
1.00% Principal Protection Fee	1.244	1.065	230,371	1.404	1.244	230,453
1.10% Principal Protection Fee	1.358	1.161	9,647	1.534	1.358	9,672
1.15% Principal Protection Fee	0.917	0.784	162,786	1.000	0.917
1.35% Principal Protection Fee	1.352	1.153	105,473	1.532	1.352	27,046
1.45% Principal Protection Fee	1.130	0.963	13,148	1.281	1.130	61,729
1.50% Principal Protection Fee	1.340	1.141	4,051,968	1.520	1.340	3,572,891
1.65% Principal Protection Fee	1.000	0.906	5,396,299
1.80% Principal Protection Fee	0.972	0.826	2,268,964	1.106	0.972	2,279,697
1.90% Principal Protection Fee	1.330	1.128	—	1.515	1.330
2.00% Principal Protection Fee	1.232	1.044	146,996	1.405	1.232	147,024

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account. Funding Options not listed had no amounts yet allocated to them. The financial statements of Separate Account BD III and of The Travelers Insurance Company are contained in the SAI.

*	Formerly the BT Insurance Funds Trust

APPENDIX A: CONDENSED FINANCIAL INFORMATION

The Travelers Fund BD III for Variable Annuities
Accumulation Values (Continued)

	Year ended December 31, 1999			Year ended December 31, 1998

	Unit Value Beginning of Year	Unit Value End of Year	Accumulation Units	Unit Value Beginning of Year	Unit Value End of Year	Accumulation Units

Money Market Portfolio (2/98)
Standard Death Benefit	1.044	1.080	87,063	1.007	1.044	8,882
Enhanced Death Benefit	1.041	1.076	—	1.007	1.041	—
Deutsche Asset Management VIT Funds*
EAFE Equity Index Fund (9/98)
Standard Death Benefit	1.166	1.468	86,483	0.972	1.166	—
Enhanced Death Benefit	1.163	1.461	—	0.972	1.163	—
Small Cap Index Fund (1/98)
Standard Death Benefit	0.911	1.080	379,973	0.945	0.911	—
Enhanced Death Benefit	0.909	1.075	—	0.944	0.909	—
Greenwich Street Series Fund
Equity Index Portfolio (12/97)
Standard Death Benefit
0.00% Principal Protection Fee	1.327	1.581	1,776,976	1.047	1.327	195,925
0.80% Principal Protection Fee	1.314	1.552	—	1.044	1.314	—
0.85% Principal Protection Fee	1.100	1.299	—	1.000	1.100	—
0.95% Principal Protection Fee	1.314	1.550	16,731	1.000	1.314	16,752
1.00% Principal Protection Fee	1.194	1.408	577,193	1.000	1.194	22,680
1.10% Principal Protection Fee	1.308	1.541	219,822	1.043	1.308	220,067
1.15% Principal Protection Fee	—	—	—	—	—	—
1.35% Principal Protection Fee	1.309	1.538	2,144,703	1.000	1.309	1,556,018
1.45% Principal Protection Fee	1.095	1.285	3,384,455	1.000	1.095	3,460,179
1.50% Principal Protection Fee	1.302	1.527	36,888,854	1.042	1.302	2,611,390
1.80% Principal Protection Fee	1.000	1.107	79,071,649
1.90% Principal Protection Fee	1.302	1.520	—	1.000	1.302	—
2.00% Principal Protection Fee	1.208	1.410	20,820	1.000	1.208	22,226
Enhanced Death Benefit
0.00% Principal Protection Fee	1.324	1.573	460,640	1.046	1.324	16,764
0.80% Principal Protection Fee	1.310	1.545	—	1.000	1.310	—
0.85% Principal Protection Fee	1.099	1.295	—	1.000	1.099	—
0.95% Principal Protection Fee	1.311	1.544	—	1.000	1.311	—
1.00% Principal Protection Fee	1.193	1.404	254,591	1.000	1.193	24,092
1.10% Principal Protection Fee	1.305	1.534	9,692	1.043	1.305	9,713
1.15% Principal Protection Fee	—	—	—	—	—	—
1.35% Principal Protection Fee	1.306	1.532	10,990	1.000	1.306	11,011
1.45% Principal Protection Fee	1.094	1.281	61,752	1.000	1.094	61,777
1.50% Principal Protection Fee	1.298	1.520	3,627,419	1.041	1.298	2,000,628
1.80% Principal Protection Fee	1.000	1.106	1,197,428	—	—	—
1.90% Principal Protection Fee	1.299	1.515	—	1.000	1.299	—
2.00% Principal Protection Fee	1.206	1.405	147,045	1.000	1.206	147,068

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account. Funding Options not listed had no amounts yet allocated to them. The financial statements of Separate Account BD III and of The Travelers Insurance Company are contained in the SAI.

*	Formerly the BT Insurance Funds Trust

APPENDIX A: CONDENSED FINANCIAL INFORMATION

The Travelers Fund BD III for Variable Annuities
Accumulation Values (Continued)

	Period From September 12, 1997 (effective date) to December 31, 1997

	Unit Value Beginning of Year	Unit Value End of Year	Accumulation Units

Money Market Portfolio (2/98)
Standard Death Benefit	1.000	1.007	—
Enhanced Death Benefit	1.000	1.007	—
Deutsche Asset Management VIT Funds*
EAFE Equity Index Fund (9/98)
Standard Death Benefit	1.000	0.972	—
Enhanced Death Benefit	1.000	0.972	—
Small Cap Index Fund (1/98)
Standard Death Benefit	1.000	0.945	—
Enhanced Death Benefit	1.000	0.944	—
Greenwich Street Series Fund
Equity Index Portfolio (12/97)
Standard Death Benefit
0.00% Principal Protection Fee	1.000	1.047	—
0.80% Principal Protection Fee	1.000	1.044	—
0.85% Principal Protection Fee	—	—	—
0.95% Principal Protection Fee	—	—	—
1.00% Principal Protection Fee	—	—	—
1.10% Principal Protection Fee	1.000	1.043	143,274
1.15% Principal Protection Fee	—	—	—
1.35% Principal Protection Fee	—	—	—
1.45% Principal Protection Fee	—	—	—
1.50% Principal Protection Fee	1.000	1.042	—
1.80% Principal Protection Fee	—	—	—
1.90% Principal Protection Fee	—	—	—
2.00% Principal Protection Fee	—	—	—
Enhanced Death Benefit
0.00% Principal Protection Fee	—	—	—
0.80% Principal Protection Fee	—	—	—
0.85% Principal Protection Fee	—	—	—
0.95% Principal Protection Fee	—	—	—
1.00% Principal Protection Fee	—	—	—
1.10% Principal Protection Fee	1.000	1.043	33,723
1.15% Principal Protection Fee	—	—	—
1.35% Principal Protection Fee	—	—	—
1.45% Principal Protection Fee	—	—	—
1.50% Principal Protection Fee	1.000	1.041	9,612
1.80% Principal Protection Fee	—	—	—
1.90% Principal Protection Fee	—	—	—
2.00% Principal Protection Fee	—	—	—

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account. Funding Options not listed had no amounts yet allocated to them. The financial statements of Separate Account BD III and of The Travelers Insurance Company are contained in the SAI.

*	Formerly the BT Insurance Funds Trust

APPENDIX B: CONDENSED FINANCIAL INFORMATION

The Travelers Fund BD IV for Variable Annuities
Accumulation Values

	Year ended December 31, 2001			Year ended December 31, 2000

	Unit Value Beginning of Year	Unit Value End of Year	Accumulation Units	Unit Value Beginning of Year	Unit Value End of Year	Accumulation Units

Money Market Portfolio (10/97)
Standard Death Benefit	1.131	1.158	9,720,709	1.080	1.131	2,307,960
Enhanced Death Benefit	1.124	1.148	2,937,481	1.076	1.124	2,772,218
Deutsche Asset Management VIT Funds*
EAFE Equity Index Fund (10/97)
Standard Death Benefit	1.206	0.896	1,593,715	1.468	1.206	1,663,384
Enhanced Death Benefit	1.198	0.888	1,033,994	1.461	1.198	893,929
Small Cap Index Fund (10/97)
Standard Death Benefit	1.024	1.030	2,628,097	1.080	1.024	3,263,000
Enhanced Death Benefit	1.017	1.022	4,365,639	1.075	1.017	4,184,121
Greenwich Street Series Fund
Equity Index Portfolio (9/97)
Standard Death Benefit
0.00% Principal Protection Fee	1.417	1.228	20,629,586	1.581	1.417	17,452,018
0.80% Principal Protection Fee	1.380	1.186	208,086	1.552	1.380	208,110
0.85% Principal Protection Fee	1.155	0.992	412,443	1.299	1.155	412,472
0.95% Principal Protection Fee	1.376	1.181	875,616	1.550	1.376	910,029
1.00% Principal Protection Fee	1.249	1.072	3,447,650	1.408	1.249	3,634,154
1.10% Principal Protection Fee	1.367	1.171	5,259,396	1.541	1.367	5,651,471
1.15% Principal Protection Fee	0.918	0.786	2,206,092	1.000	0.918	814,687
1.35% Principal Protection Fee	1.360	1.162	20,053,886	1.538	1.360	19,884,874
1.45% Principal Protection Fee	1.136	0.970	14,259,216	1.285	1.136	15,138,911
1.50% Principal Protection Fee	1.349	1.151	169,081,134	1.527	1.349	148,510,661
1.65% Principal Protection Fee	1.000	0.907	69,196,522	—	—	—
1.80% Principal Protection Fee	0.975	0.829	105,990,123	1.107	0.975	113,501,854
1.90% Principal Protection Fee	1.338	1.137	105,066	1.520	1.338	159,450
2.00% Principal Protection Fee	1.239	1.052	975,085	1.410	1.239	1,122,544

APPENDIX B: CONDENSED FINANCIAL INFORMATION

The Travelers Fund BD IV for Variable Annuities
Accumulation Values (Continued)

	Year ended December 31, 2001			Year ended December 31, 2000

	Unit Value Beginning of Year	Unit Value End of Year	Accumulation Units	Unit Value Beginning of Year	Unit Value End of Year	Accumulation Units

Enhanced Death Benefit
0.00% Principal Protection Fee	1.408	1.217	11,804,188	1.573	1.408	11,210,280
0.80% Principal Protection Fee	1.371	1.176	—	1.545	1.371	—
0.85% Principal Protection Fee	1.149	0.985	—	1.295	1.149	—
0.95% Principal Protection Fee	1.368	1.172	30,341	1.544	1.368	169,346
1.00% Principal Protection Fee	1.244	1.065	680,609	1.404	1.244	680,772
1.10% Principal Protection Fee	1.358	1.161	2,223,866	1.534	1.358	2,313,085
1.15% Principal Protection Fee	0.917	0.784	153,186	1.000	0.917	65,983
1.35% Principal Protection Fee	1.352	1.153	5,140,439	1.532	1.352	4,915,415
1.45% Principal Protection Fee	1.130	0.963	4,677,523	1.281	1.130	4,876,140
1.50% Principal Protection Fee	1.340	1.141	60,867,189	1.520	1.340	54,366,137
1.65% Principal Protection Fee	1.000	0.906	25,578,435	—	—	—
1.80% Principal Protection Fee	0.972	0.826	39,792,138	1.106	0.972	37,399,634
1.90% Principal Protection Fee	1.330	1.128	142,450	1.515	1.330	142,578
2.00% Principal Protection Fee	1.232	1.044	162,824	1.405	1.232	177,591

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account. Funding Options not listed had no amounts yet allocated to them. The financial statements of Separate Account BD IV and of The Travelers Life and Annuity Company are contained in the SAI.

*	Formerly BT Insurance Funds Trust

APPENDIX B: CONDENSED FINANCIAL INFORMATION

The Travelers Fund BD IV for Variable Annuities
Accumulation Values (Continued)

	Year ended December 31, 1999			Year ended December 31, 1998

	Unit Value Beginning of Year	Unit Value End of Year	Accumulation Units	Unit Value Beginning of Year	Unit Value End of Year	Accumulation Units

Money Market Portfolio (10/97)
Standard Death Benefit	1.044	1.080	1,382,006	1.007	1.004	728,039
Enhanced Death Benefit	1.041	1.076	1,142,472	1.007	1.041	86,459
Deutsche Asset Management VIT Funds*
EAFE Equity Index Fund (10/97)
Standard Death Benefit	1.166	1.468	1,264,534	0.972	1.166	786,358
Enhanced Death Benefit	1.163	1.461	371,413	0.972	1.163	135,896
Small Cap Index Fund (10/97)
Standard Death Benefit	0.911	1.080	3,362,605	0.945	0.911	2,147,107
Enhanced Death Benefit	0.909	1.075	4,438,492	0.944	0.909	3,882,023
Greenwich Street Series Fund
Equity Index Portfolio (9/97)
Standard Death Benefit
0.00% Principal Protection Fee	1.327	1.581	15,906,377	1.047	1.327	6,591,030
0.80% Principal Protection Fee	1.314	1.552	208,129	1.044	1.314	208,150
0.85% Principal Protection Fee	1.100	1.299	412,494	1.000	1.100	422,929
0.95% Principal Protection Fee	1.314	1.550	935,721	1.000	1.314	950,940
1.00% Principal Protection Fee	1.194	1.408	3,838,256	1.000	1.194	533,038
1.10% Principal Protection Fee	1.308	1.541	6,291,395	1.043	1.308	6,730,772
1.15% Principal Protection Fee	—	—	—	—	—	—
1.35% Principal Protection Fee	1.309	1.538	20,668,805	1.000	1.309	21,883,580
1.45% Principal Protection Fee	1.095	1.285	15,944,192	1.000	1.095	16,643,685
1.50% Principal Protection Fee	1.302	1.527	123,986,805	1.042	1.302	27,872,471
1.80% Principal Protection Fee	1.000	1.107	46,666,708	—	—	—
1.90% Principal Protection Fee	1.302	1.521	159,489	1.000	1.302	159,531
2.00% Principal Protection Fee	1.208	1.410	1,181,707	1.000	1.208	1,238,057
Enhanced Death Benefit
0.00% Principal Protection Fee	1.324	1.573	10,466,930	1.046	1.324	5,435,838
0.80% Principal Protection Fee	1.310	1.545	-	1.000	1.310	—
0.85% Principal Protection Fee	1.099	1.295	49,914	1.000	1.099	49,914
0.95% Principal Protection Fee	1.311	1.544	171,111	1.000	1.311	172,533
1.00% Principal Protection Fee	1.193	1.404	730,273	1.000	1.193	102,873
1.10% Principal Protection Fee	1.305	1.534	2,850,045	1.043	1.305	3,412,468
1.15% Principal Protection Fee	—	—	—	—	—	—
1.35% Principal Protection Fee	1.306	1.532	4,436,116	1.000	1.306	4,436,276
1.45% Principal Protection Fee	1.094	1.281	6,221,780	1.000	1.094	6,481,921
1.50% Principal Protection Fee	1.298	1.520	49,484,678	1.041	1.298	8,321,419
1.80% Principal Protection Fee	1.000	1.106	17,179,177	—	—	—
1.90% Principal Protection Fee	1.299	1.515	142,657	1.000	1.299	142,785
2.00% Principal Protection Fee	1.206	1.405	298,659	1.000	1.206	341,977

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account. Funding Options not listed had no amounts yet allocated to them. The financial statements of Separate Account BD IV and of The Travelers Life and Annuity Company are contained in the SAI.

*	Formerly BT Insurance Funds Trust

APPENDIX B: CONDENSED FINANCIAL INFORMATION

The Travelers Fund BD IV for Variable Annuities
Accumulation Values (Continued)

	Period From September 12, 1997 (effective date) to December 31, 1997

	Unit Value Beginning of Year	Unit Value End of Year	Accumulation Units

Money Market Portfolio (10/97)
Standard Death Benefit	1.000	1.007	46,237
Enhanced Death Benefit	1.000	1.007	—
Deutsche Asset Management VIT Funds*
EAFE Equity Index Fund (10/97)
Standard Death Benefit	1.000	0.972	144,516
Enhanced Death Benefit	1.000	0.972	10,530
Small Cap Index Fund (10/97)
Standard Death Benefit	1.000	0.945	441,762
Enhanced Death Benefit	1.000	0.944	644,012
Greenwich Street Series Fund
Equity Index Portfolio (9/97)
Standard Death Benefit
0.00% Principal Protection Fee	1.000	1.047	934,805
0.80% Principal Protection Fee	1.000	1.044	208,174
0.85% Principal Protection Fee	—	—	—
0.95% Principal Protection Fee	—	—	—
1.00% Principal Protection Fee	—	—	—
1.10% Principal Protection Fee	1.000	1.043	5,313,886
1.15% Principal Protection Fee	—	—	—
1.35% Principal Protection Fee	—	—	—
1.45% Principal Protection Fee	—	—	—
1.50% Principal Protection Fee	1.000	1.042	358,499
1.80% Principal Protection Fee	—	—	—
1.90% Principal Protection Fee	—	—	—
2.00% Principal Protection Fee	—	—	—
Enhanced Death Benefit
0.00% Principal Protection Fee	1.000	1.046	737,335
0.80% Principal Protection Fee	—	—	—
0.85% Principal Protection Fee	—	—	—
0.95% Principal Protection Fee	—	—	—
1.00% Principal Protection Fee	—	—	—
1.10% Principal Protection Fee	1.000	1.043	3,330,660
1.15% Principal Protection Fee	—	—	—
1.35% Principal Protection Fee	—	—	—
1.45% Principal Protection Fee	—	—	—
1.50% Principal Protection Fee	1.000	1.041	99,043
1.80% Principal Protection Fee	—	—	—
1.90% Principal Protection Fee	—	—	—
2.00% Principal Protection Fee	—	—	—

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account. Funding Options not listed had no amounts yet allocated to them. The financial statements of Separate Account BD IV and of The Travelers Life and Annuity Company are contained in the SAI.

   *   Formerly BT Insurance Funds Trust

APPENDIX C

THE FIXED ACCOUNT

The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payment allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

Transfers

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

C-1

APPENDIX D

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

               The Insurance Company

               Principal Underwriter

               Distribution and Principal Underwriting Agreement

               Valuation of Assets

               Performance Information

               Federal Tax Considerations

               Independent Accountants

               Financial Statements

Copies of the Statement of Additional Information dated May 1, 2002 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-12682S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-12683S.

Name:
Address:

D-1

L-12682	May 1, 2002

                             TRAVELERS INDEX ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION

                                      dated

                                   May 1, 2002

                                       for

                 THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES

                                    ISSUED BY

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Individual Variable Annuity
Contract Prospectus dated May 1, 2002. A copy of the Prospectus may be obtained by writing to The Travelers Life and Annuity Company, Annuity Services, One
Tower Square, Hartford, Connecticut 06183, or by calling 1-800-842-8573 or by accessing the Securities and Exchange Commission's website at
http://www.sec.gov.

FINANCIAL  STATEMENTS .....................................................   --

THE INSURANCE COMPANY

         The  Travelers  Life and Annuity  Company  (the  "Company")  is a stock insurance company  chartered in 1973 in Connecticut and continuously  engaged in the  insurance  business  since that time.  The Company is licensed to conduct a life  insurance  business in all states,  (except New York) and the  District of
Columbia  and Puerto  Rico.  The  Company's  Home Office is located at One Tower
Square Hartford, Connecticut 06183 and its telephone number is (860) 277-0111.

         The Company is a wholly owned  subsidiary  of The  Travelers  Insurance
Company, an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer,  Global
Corporate,  Global  Investment  Management and Private  Banking,  and Investment
Activities.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner").  An annual statement covering the operations  of the  Company for the  preceding  year,  as well as its  financial conditions as of December 31 of such year,  must be filed with the  Commissioner in a prescribed  format on or before March 1 of each year.  The Company's  books and  assets are  subject to review or  examination  by the  Commissioner  or his agents at all times,  and a full  examination  of its operations is conducted at least once every four years.

          The Company is also subject to the insurance  laws and  regulations of all other  states in which it is  licensed to operate.  However,  the  insurance departments of each of these states  generally  apply the laws of the home state
(jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE  ACCOUNT.  Fund BD IV meets the  definition  of a separate  account under the federal  securities  laws,  and will comply with the provisions of the
1940  Act.  Additionally,  the  operations  of  Fund  BD IV are  subject  to the provisions  of  Section  38a-433  of  the  Connecticut  General  Statutes  which authorizes the  Commissioner  to adopt  regulations  under it.  Section  38a-433 contains no  restrictions on the  investments of the Separate  Account,  and the
Commissioner  has  adopted no  regulations  under the  Section  that  affect the
Separate Account.

                              PRINCIPAL UNDERWRITER

          Travelers  Distribution LLC ("TDLLC") serves as principal  underwriter for Fund BD IV and the Contracts. The offering is continuous.  TDLLC's principal executive offices are located at One Tower Square, Hartford,  Connecticut. TDLLC is affiliated with the Company and Fund BD IV.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

          Under  the  terms  of  the  Distribution  and  Principal  Underwriting
Agreement  among Fund BD IV, TDLLC and the Company,  TDLLC acts as agent for the distribution  of the Contracts and as principal  underwriter  for the Contracts.
The Company  reimburses TDLLC for certain sales and overhead expenses  connected with sales functions.

                               VALUATION OF ASSETS

FUNDING OPTIONS: The value of the assets of each Funding Option is determined at
4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency.  A business day is any day the New York Stock Exchange is open.
It is expected  that the Exchange will be closed on Saturdays and Sundays and on the  observed  holidays  of  New  Year's  Day,  Martin  Luther  King,  Jr.  Day,
President's  Day,  Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,
Thanksgiving  Day  and  Christmas  Day.  Each  security  traded  on  a  national securities  exchange is valued at the last  reported  sale price on the business day.  If there has been no sale on that day,  then the value of the  security is taken to be the mean  between the  reported bid and asked prices on the business day or on the basis of quotations  received from a reputable broker or any other recognized source.

                                       1

Any  security  not traded on a  securities  exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean  between the quoted bid and asked  prices on the business day or on the basis of  quotations  received  from a  reputable  broker or any other recognized source.

          Securities traded on the over-the-counter-market and listed securities with no reported  sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations  received from a reputable  broker or other recognized source.

          Short-term  investments  for which a quoted  market price is available are valued at market.  Short-term  investments  maturing in more than sixty days for which there is no  reliable  quoted  market  price are valued by "marking to market"  (computing a market value based upon quotations from dealers or issuers for  securities of a similar type,  quality and  maturity.)  "Marking to market"
takes into account  unrealized  appreciation or  depreciation  due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable  quoted  market  price are valued at  amortized  cost which approximates market.

THE CONTRACT  VALUE:  The value of an  Accumulation  Unit on any business day is determined by  multiplying  the value on the  preceding  business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure  the  investment  performance  of a Funding  Option  from one valuation period to the next. The net investment factor for a Funding Option for any  valuation  period is equal to the sum of 1.000000  plus the net  investment rate (the gross  investment rate less any applicable  Funding Option  deductions during the  valuation  period  relating to the mortality and expense risk charge and the administrative  expense charge).  The gross investment rate of a Funding
Option is equal to (a) minus (b), divided by (c) where:

     (a) = investment income plus capital gains and losses (whether realized or unrealized);
     (b) = any deduction for applicable taxes (presently zero); and
     (c) = the value of the assets of the funding option at the beginning of the valuation period.

          The  gross  investment  rate may be either  positive  or  negative.  A
Sub-Account's assets are based on the net asset value of the Funding Option, and
9investment  income  includes any  distribution  whose  ex-dividend  date occurs during the valuation period.

ACCUMULATION  UNIT VALUE.  The value of the  accumulation  unit for each Funding
Option was initially  established at $1.00. The value of an accumulation unit on any  business  day is  determined  by  multiplying  the  value on the  preceding business day by the net investment  factor for the valuation  period just ended.
The net  investment  factor is calculated for each Funding Option and takes into account  the  investment  performance,  expenses  and the  deduction  of certain expenses.

ANNUITY UNIT VALUE.  The initial  Annuity Unit Value  applicable to each Funding
Option was established at $1.00. An Annuity Unit Value as of any business day is equal to (a) the  value  of the  Annuity  Unit on the  preceding  business  day, multiplied by (b) the  corresponding  net investment factor for the business day just ended,  divided by (c) the assumed net investment  factor for the valuation period.  (For  example,  the assumed net  investment  factor  based on an annual assumed  net  investment  rate  of 3.0%  for a  valuation  period  of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                             PERFORMANCE INFORMATION

          From  time to  time,  the  Company  may  advertise  several  types  of historical  performance  for  Funding  Options  of Fund BD IV. The  Company  may
advertise  the  "standardized  average  annual  total  returns"  of the  Funding
Options,  calculated  in a manner  prescribed  by the  Securities  and  Exchange
Commission, as well as the "nonstandardized total returns," as described below:

          STANDARDIZED METHOD.  Quotations  of average  annual total returns are computed  according to a formula in which a hypothetical  initial  investment of
$1,000 is allocated to a Funding Option,  and then related to ending  redeemable values over one-, five- and ten-year periods, or inception,  if a Funding Option has not been in existence for one of the prescribed periods. If a Funding Option has been in existence for less than one year, the "since inception" total return performance  quotations  are  year-to-date  and are  not  average  annual  total returns. These quotations reflect the deduction of all recurring charges  during each  period  (on a pro  rata  basis  in the case of  fractional  periods).  The deduction  for the  annual  contract  administrative  charge is  converted  to a percentage of assets based on the actual fee collected, divided by the

                                       2

average  net assets per  contract  sold under the  Prospectus  to which this SAI relates.  Each  quotation  assumes a total  redemption at the end of each period with the assessment of all applicable withdrawal charges.

          NONSTANDARDIZED  METHOD.   Nonstandardized  "total  returns"  will  be
calculated in a similar manner based on the  performance of the funding  options over a period of time, usually for the calendar  year-to-date,  and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of any applicable withdrawal charge or the annual contract administrative  charge,  which,  if  reflected,  would  decrease  the  level  of performance  shown. The withdrawal  charge is not reflected because the Contract is designed for long-term investment.

          For Funding  Options that were in  existence  prior to the date before they became available under Fund BD IV, the nonstandardized average annual total
return   quotations  may  be  accompanied  by  returns  showing  the  investment performance  that such  Funding  Options  would have  achieved  (reduced  by the applicable  charges)  had they been held  available  under the  Contract for the period quoted.  The total return  quotations are based upon historical  earnings and are not necessarily representative of future performance.

          Average annual total returns for each of the Funding Options  computed according to the standardized and nonstandardized  methods for the period ending
December 31, 2001 are set forth in the following tables.

                                       3

TRAVELERS INDEX ANNUITY
                 STANDARDIZED PERFORMANCE UPDATE AS OF 12/31/01

                                                                       Standard Death Benefit         Enhanced Death Benefit
                                                                      ------------------------------------------------------------
      WITHOUT PRINCIPAL PROTECTION                  Inception Date     1 Year         Inception       1 Year           Inception

      STOCK PORTFOLIOS:

        Deutsche VIT EAFE(R) Equity Index Fund          10/23/97        -30.22%        -3.55%         -30.36%           -3.75%
        Deutsche VIT Small Cap Index Fund               10/7/97          -5.38%        -0.25%          -5.58%           -0.45%
        Equity Index Portfolio                          9/12/97         -18.57%         4.06%         -18.74%            3.85%
      MONEY MARKET PORTFOLIO:
        Travelers Money Market Portfolio               10/17/97          -3.70%         2.66%          -3.90%            2.45%

                                                                        Standard Death Benefit         Enhanced Death Benefit
                                                                      ------------------------------------------------------------
      WITH PRINCIPAL PROTECTION                     Inception Date     1 Year         Inception       1 Year           Inception
        Equity Index Portfolio                          9/12/97        -20.20%          1.98%         -20.36%            1.76%

The inception date used to calculate standardized performance is based on the date that the investment option became active in the product

                                       4

TRAVELERS INDEX ANNUITY
                NONSTANDARDIZED PERFORMANCE UPDATE AS OF 12/31/01

---------------------------------------------------------------------------------------------------------------------
                                                                                STANDARD DEATH BENEFIT

                                                                                Average Annual Returns
WITHOUT PRINCIPAL PROTECTION                Inception
                                              Date           YTD     1 Year    3 Year   5 Year  8 Year   Inception

STOCK PORTFOLIOS:
 Deutsche VIT EAFE Equity Index Fund        10/23/97       -25.74%   -25.74%   -8.42%     -       -       -2.60%
 Deutsche VIT Small Cap Index Fund           10/7/97         0.64%     0.64%    4.17%     -       -        0.71%
 Equity Index Portfolio                     11/30/91       -13.35%   -13.35%   -2.56%   9.06%   12.57%    12.54%

MONEY MARKET PORTFOLIO:
 Travelers Money Market Portfolio           12/31/87        2.33%     2.33%     3.52%   3.54%   3.06%      3.60%
 Travelers Money Market Portfolio - 7
 Day Yield                                                  0.18%    This yield quotation more closely reflects the
                                                                     current earnings of this fund.

                                                                                STANDARD DEATH BENEFIT

                                                                                Average Annual Returns
WITH PRINCIPAL PROTECTION                   Inception
                                              Date           YTD     1 Year    3 Year   5 Year  8 Year   Inception
 Equity Index Portfolio                     11/30/91       -15.08%   -15.08%   -4.49%   6.91%   10.35%    10.33%

                                                                                  ENHANCED DEATH BENEFIT

                                                                                  Average Annual Returns
WITHOUT PRINCIPAL PROTECTION                Inception
                                              Date            YTD     1 Year   3 Year   5 Year  8 Year   Inception

STOCK PORTFOLIOS:
 Deutsche VIT EAFE Equity Index Fund        10/23/97        -25.89%   -25.89%  -8.60%     -        -      -2.79%
 Deutsche VIT Small Cap Index Fund           10/7/97          0.44%     0.44%   3.97%     -        -       0.50%
 Equity Index Portfolio                     11/30/91        -13.53%   -13.53%  -2.76%   8.85%   12.34%    12.32%

MONEY MARKET PORTFOLIO:
 Travelers Money Market Portfolio           12/31/87          2.13%     2.13%    3.31%   3.33%    2.86%     3.40%
 Travelers Money Market Portfolio - 7
 Day Yield                                                    0.00%  This yield quotation more closely reflects the
                                                                     current earnings of this fund.

                                                                                  ENHANCED DEATH BENEFIT

                                                                                  Average Annual Returns
WITH PRINCIPAL PROTECTION                   Inception
                                              Date           YTD      1 Year   3 Year   5 Year  8 Year   Inception
 Equity Index Portfolio                     11/30/91       -15.25%    -15.25%  -4.68%   6.70%   10.13%    10.11%

The inception date is the date that the underlying fund commenced operations.

                                       5

FEDERAL TAX CONSIDERATIONS

          The following description of the federal income tax consequences under this  Contract is not  exhaustive  and is not intended to cover all  situations.
Because of the complexity of the law and the fact that the tax results will vary according to the factual  status of the individual  involved,  tax advice may be needed  by a person  contemplating  purchase  of an  annuity  contract  and by a contract  owner or  beneficiary  who may make  elections  under a contract.  For further information, please consult a qualified tax adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

          Federal tax law requires that minimum  annual  distributions  begin by
April 1st of the calendar  year  following the later of calendar year in which a participant under a qualified plan, or a Section 403(b) annuity,  attains age 70
1/2 or retires.  Minimum annual  distributions  under an IRA must begin by April
1st of the calendar year in which the contract  owner attains 70 1/2  regardless of when  he or she  retires.  Distributions  must  also  begin  or be  continued
according to the minimum  distribution  rules under the Code following the death of the contract owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS

          Individuals  may  purchase  tax-deferred  annuities  without  tax  law funding  limits.  The purchase  payments  receive no tax  benefit,  deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other "look-through" entity which owns for an  individuals's  benefit),  the owner  will be taxed each year on the increase  in the  value of the  contract.  An  exception  applies  for  purchase payments made before March 1, 1986.

          If two or more annuity  contracts are purchased  from the same insurer within  the same  calendar  year,  distributions  from any of them will be taxed based  upon the  amount  of income in all of the same  calendar  year  series of annuities.  This will  generally  have the  effect of  causing  taxes to be paid sooner on the deferred gain in the contracts.

          Those receiving  partial  distributions  made before the maturity date will generally be taxed on an income-first  basis to the extent of income in the contract.  If you are  exchanging  another  annuity  contract for this  annuity, certain  pre-August  14, 1982 deposits  into an annuity  contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability.  This  information on deposits  must be provided to the Company by the other  insurance  company at the time of the  exchange.  There is income  in the  contract  generally  to the extent the cash value exceeds the investment in the contract.  The investment in the  contract is equal to the amount of premiums  paid less any amount  received previously  which was  excludable  from gross  income.  Any  direct or  indirect borrowing  against the value of the  contract  or  pledging  of the  contract as security for a loan will be treated as a cash distribution under the tax law.

          In order to be treated as an annuity  contract for federal  income tax purposes,  Section  72(s) of the Code  requires  any  non-qualified  contract to contain certain provisions  specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically,
Section  72(s)  requires  that (a) if an  owner  dies on or  after  the  annuity starting  date,  but prior to the time the entire  interest in the  contract has been  distributed,  the entire  interest in the contract will be  distributed at least as rapidly as under the method of  distribution  being used as of the date of such owner's death;  and (b) if any owner dies prior to the annuity  starting date, the entire interest in the contract will be distributed  within five years after the date of such owner's  death.  These  requirements  will be  considered satisfied  as to any portion of an owner's  interest  which is payable to or for the benefit of a designated  beneficiary and which is distributed  over the life of such  designated  beneficiary or over a period not extending  beyond the life expectancy of that beneficiary,  provided that such  distributions  begin within one year of the owner's death.  The designated  beneficiary  refers to a natural person  designated  by the owner as a beneficiary  and to whom  ownership of the contract passes by reason of death.  However,  if the designated  beneficiary is the surviving  spouse of the deceased owner,  the contract may be continued with the surviving  spouse as the new owner.  Contracts will be  administered  by the
Company in accordance  with these rules and the Company will make a notification when payments should be commenced.  Special values apply regarding  distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

                                       6

INDIVIDUAL RETIREMENT ANNUITIES

          To the  extent of earned  income  for the year and not  exceeding  the applicable  limit  for the  taxable  year,  an  individual  may make  deductible contributions  to an individual  retirement  annuity (IRA). The applicable limit
($2,000 per year prior to 2002) has been  increased by the  Economic  Growth and
Tax  Relief  Reconciliation  Act of 2001  ("EGTRRA").  The limit is  $3,000  for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007,  and $5,000 for
2008, and will be indexed for inflation in years  subsequent to 2008.  There are certain  limits on the  deductible  amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan.
If an  individual  is married and the spouse does not have  earned  income,  the individual may establish IRAs for the individual and spouse.  Purchase  payments may then be made  annually  into IRAs for both spouses in the maximum  amount of
100% of earned  income up to a combined  limit  based on the  individual  limits outlined above.

          The Code  provides for the purchase of a Simplified  Employee  Pension
(SEP) plan. A SEP is funded through an IRA with an annual employer  contribution limit of up to $40,000 for each  participant.  The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general  applicability whether a death benefit provision such as the optional  enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

          Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary  reduction  contributions to an IRA based on a percentage of compensation of up to the applicable  limit for the taxable year.  The  applicable  limit was increased  under EGTRRA.  The  applicable  limit was  increased  under EGTRRA to
$7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for  inflation  for years after 2005.  (Alternatively,  the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer  must either make a matching  contribution  or a nonelective  contribution  based on the  prescribed  formulas  for all  eligible employees.  Early  withdrawals are subject to the 10% early  withdrawal  penalty generally  applicable  to IRAs,  except that an early  withdrawal by an employee under a SIMPLE plan IRA, within the first two years of  participation,  shall be subject to a 25% early withdrawal tax.

ROTH IRAS

          Effective  January 1, 1998,  Section 408A of the Code permits  certain individuals to contribute to a Roth IRA.  Eligibility to make  contributions  is based upon income, and the applicable limits vary based on marital status and/or whether  the  contribution  is a rollover  contribution  from  another IRA or an annual  contribution.  Contributions to a Roth IRA, which are subject to certain limitations  (similar to the annual limits for the traditional  IRA's),  are not deductible  and must be made in cash or as a rollover or transfer  from  another
Roth IRA or other IRA. A conversion of a "traditional"  IRA to a Roth IRA may be subject to tax and other special rules apply.  You should  consult a tax adviser before  combining  any  converted  amounts  with other  Roth IRA  contributions, including any other conversion amounts from other tax years.

          Qualified  distributions  from a Roth IRA are  tax-free.  A  qualified distribution  requires that the Roth IRA has been held for at least 5 years, and the  distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount  ($10,000) for a qualified  first time home purchase for the owner or certain  relatives.  Income tax and a 10%  penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain  exceptions) or (2)
during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

          Under a qualified  pension or profit-sharing  plan,  purchase payments made by an employer are not currently  taxable to the  participant and increases in the value of a contract  are not  subject to  taxation  until  received  by a participant or beneficiary.

          Distributions  are generally taxable to the participant or beneficiary as ordinary income in the year of receipt.  Any distribution  that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable.  Under a qualified  plan, the investment in the contract may be zero.

                                       7

The annual limits that apply to the amounts that may be contributed to a defined contribution  plan each year were increased by EGTRRA.  The maximum total annual limit was  increased  from  $35,000 to  $40,000.  The limit on  employee  salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in
2005 and $15,000 in 2005. The $15,000 annual limit will be indexed for inflation after 2005.

SECTION 403(B) PLANS

          Under Code section 403(b),  payments made by public school systems and certain  tax  exempt  organizations  to  purchase  annuity  contracts  for their employees  are  excludable  from the gross  income of the  employee,  subject to certain  limitations.  However,  these  payments  may be subject to FICA (Social
Security)  taxes. A qualified  contract issued as a tax-sheltered  annuity under section  403(b) will be amended as necessary to conform to the  requirements  of the Code.  The annual  limits  under Code  Section  403(b) for  employee  salary reduction  deferrals  are  increased  under the same rules  applicable to 401(k)
plans ($11,000 in 2002, etc.)

          Code section 403(b)(11) restricts this distribution under Code section
403(b) annuity contracts of: (1) elective  contributions made in years beginning after December 31, 1998; (2) earnings on those  contributions;  and (3) earnings in such years on amounts held as of the last year  beginning  before  January 1,
1989.  Distribution  of those amounts may only occur upon death of the employee, attainment  of age 59 1/2,  separation  from service,  disability,  or financial hardship. In addition,  income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

          The  portion  of a  distribution,  which  is  taxable  income  to  the recipient, will be subject to federal income tax withholding as follows:

1.   ELIGIBLE  ROLLOVER  DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS,
     FROM  QUALIFIED  PENSION  AND  PROFIT-SHARING  PLANS,  OR  FROM  457  PLANS
     SPONSORED BY GOVERNMENTAL ENTITIES

            There is a mandatory 20% tax withholding for plan distributions that are  eligible  for rollover to an IRA or to another  qualified  retirement  plan
(including  a 457 plan  sponsored  by a  governmental  entity)  but that are not directly  rolled  over.  A  distribution  made  directly  to  a  participant  or beneficiary may avoid this result if:

          (a)  a periodic  settlement  distribution is elected based upon a life or life expectancy calculation, or

          (b)  a term-for-years  settlement distribution is elected for a period of ten years or more, payable at least annually, or

          (c)  a minimum  required  distribution as defined under the tax law is taken after the  attainment  of the age of 70 1/2or as  otherwise required by law, or

          (d)  the distribution is a hardship distribution.

          A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover.  The 20% withholding may be recovered when the  participant or beneficiary  files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds,  except to  the  extent  that  the  participant  or  spousal  beneficiary  is  otherwise underwithheld or short on estimated taxes for that year.

2.   OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

          To the extent not described as requiring 20%  withholding  in 1 above, the portion of a non-periodic  distribution,  which constitutes  taxable income,
will  be  subject  to  federal   income  tax   withholding,   if  the  aggregate
distributions  exceed $200 for the year, unless the recipient elects not to have taxes  withheld.  If no such election is made,  10% of the taxable  distribution will be withheld as federal  income tax.  Election forms will be provided at the time  distributions  are  requested.  This form of  withholding  applies  to all annuity programs.

                                       8

3. PERIODIC DISTRIBUTIONS  (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
   YEAR)

          The  portion of a periodic  distribution,  which  constitutes  taxable income,  will be  subject  to  federal  income  tax  withholding  under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient  may elect not to have income  taxes  withheld  or have  income  taxes withheld at a different rate by providing a completed  election  form.  Election forms will be provided at the time  distributions  are  requested.  This form of withholding applies to all annuity programs.  As of January 1, 2002, a recipient receiving  periodic payments (e.g.,  monthly or annual payments under an annuity option)  which total  $15,360 or less per year,  will  generally  be exempt from periodic withholding.

          Recipients  who  elect not to have  withholding  made are  liable  for payment of federal income tax on the taxable  portion of the  distribution.  All recipients  may also be subject to  penalties  under the  estimated  tax payment rules if withholding  and estimated tax payments are not sufficient to cover tax liabilities.

          Recipients  who do not  provide  a  social  security  number  or other
taxpayer   identification   number  will  not  be  permitted  to  elect  out  of
withholding. Additionally, U.S citizens residing outside of the country, or U.S.
legal  residents  temporarily  residing  outside  the  country,  are  subject to different withholding rules and cannot elect out of withholding.

                             INDEPENDENT ACCOUNTANTS

          KPMG LLP, One Financial Plaza, Hartford, CT 06103 has been selected as independent auditors to examine and report on the fund's financial statements.

          The  financial  statements  and  schedules of The  Travelers  Life and
Annuity  Company as of December 31, 2001 and 2000,  and for each of the years in the  three-year  period  ended  December  31,  2001,  included  herein,  and the financial  statements of The Travelers  Fund BD IV for Variable  Annuities as of
December 31,  2001,  and for the years ended  December  31, 2001 and 2000,  also included  herein,  have been  included in reliance upon the reports of KPMG LLP, independent  certified public accountants,  appearing elsewhere herein, and upon the  authority of said firm as experts in  accounting  and  auditing.  The audit reports covering the December 31, 2001 financial statements and schedules of The
Travelers Life and Annuity Company refer to changes in accounting for derivative instruments and hedging activities and for securitized financial assets.

                                       9

TRAVELERS INDEX ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION

                 THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES

                      Individual Variable Annuity Contract
                                    issued by

                     The Travelers Life and Annuity Company
                                One Tower Square
                           Hartford, Connecticut 06183

L-12683S                                                               May 2002

ANNUAL REPORT
DECEMBER 31, 2001

                            THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

                                     CAPITAL APPRECIATION   MONEY MARKET                           PREMIER GROWTH
                                            FUND             PORTFOLIO     AIM V.I. VALUE FUND   PORTFOLIO-CLASS B
                                     --------------------   ------------   -------------------   -----------------

ASSETS:
   Investments at market value: ..       $10,902,048         $15,451,163       $1,525,226           $46,893,030

   Receivables:
      Dividends ..................                --               8,274               --                    --
   Other assets ..................                --                  --               --                    --
                                         -----------         -----------       ----------           -----------

      Total Assets ...............        10,902,048          15,459,437        1,525,226            46,893,030
                                         -----------         -----------       ----------           -----------

LIABILITIES:
   Payables:
      Insurance charges ..........             1,197               1,663              163                 5,297
      Administrative fees ........               136                 191               17                   585
      Equity protection fees .....                --                  --               --                    --
   Other liabilities .............                --                  --               --                    --
                                         -----------         -----------       ----------           -----------

      Total Liabilities ..........             1,333               1,854              180                 5,882
                                         -----------         -----------       ----------           -----------

NET ASSETS:                              $10,900,715         $15,457,583       $1,525,046           $46,887,148
                                         ===========         ===========       ==========           ===========

                       See Notes to Financial Statements

                                      -1-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                                                                 CREDIT SUISSE TRUST
                                     GLOBAL GROWTH FUND-                         GROWTH-INCOME    EMERGING MARKETS
                                           CLASS 2         GROWTH FUND-CLASS 2   FUND-CLASS 2         PORTFOLIO
                                     -------------------   -------------------   -------------   -------------------

ASSETS:
   Investments at market value: ..       $26,819,320           $65,798,933        $52,552,881         $775,146

   Receivables:
      Dividends ..................                --                    --                 --               --
   Other assets ..................                --                    --                 --               --
                                         -----------           -----------        -----------         --------

      Total Assets ...............        26,819,320            65,798,933         52,552,881          775,146
                                         -----------           -----------        -----------         --------

LIABILITIES:
   Payables:
      Insurance charges ..........             3,074                 7,581              6,004               82
      Administrative fees ........               332                   817                650                9
      Equity protection fees .....                --                    --                 --               --
   Other liabilities .............                --                    --                 --               --
                                         -----------           -----------        -----------         --------

      Total Liabilities ..........             3,406                 8,398              6,654               91
                                         -----------           -----------        -----------         --------

NET ASSETS:                              $26,815,914           $65,790,535        $52,546,227         $775,055
                                         ===========           ===========        ===========         ========

                       See Notes to Financial Statements

                                      -2-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

              EAFE(R) EQUITY INDEX                          DREYFUS APPRECIATION     SMALL CAP PORTFOLIO-   FRANKLIN SMALL CAP
REIT SERIES          FUND           SMALL CAP INDEX FUND   PORTFOLIO-INITIAL CLASS      INITIAL CLASS          FUND-CLASS 2
-----------   -------------------   --------------------   -----------------------   --------------------   ------------------

  $889,035        $2,345,978            $7,168,147                 $953,892               $4,180,886           $11,083,498

        --                --                    --                       --                       --                    --
        --                --                    --                       --                       --                    --
  --------        ----------            ----------                 --------               ----------           -----------

   889,035         2,345,978             7,168,147                  953,892                4,180,886            11,083,498
  --------        ----------            ----------                 --------               ----------           -----------

        96               255                   818                      106                      454                 1,258
        11                29                    89                       12                       52                   137
        --                --                    --                       --                       --                    --
        --                --                    --                       --                       --                    --
  --------        ----------            ----------                 --------               ----------           -----------

       107               284                   907                      118                      506                 1,395
  --------        ----------            ----------                 --------               ----------           -----------

  $888,928        $2,345,694            $7,167,240                 $953,774               $4,180,380           $11,082,103
  ========        ==========            ==========                 ========               ==========           ===========

                       See Notes to Financial Statements

                                      -3-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                      TEMPLETON
                                    INTERNATIONAL
                                  SECURITIES FUND -                            DIVERSIFIED STRATEGIC   EQUITY INDEX PORTFOLIO
                                       CLASS 2        APPRECIATION PORTFOLIO     INCOME PORTFOLIO         - CLASS I SHARES
                                  -----------------   ----------------------   ---------------------   ----------------------

ASSETS:
   Investments at market value:      $12,389,437            $13,873,606             $13,959,762             $576,424,238

   Receivables:
      Dividends ...............               --                     --                      --                       --
   Other assets ...............               --                     --                      --                       --
                                     -----------            -----------             -----------             ------------

         Total Assets .........       12,389,437             13,873,606              13,959,762              576,424,238
                                     -----------            -----------             -----------             ------------

LIABILITIES:
   Payables:
      Insurance charges .......            1,437                  1,598                   1,575                   62,407
      Administrative fees .....              158                    171                     172                    7,181
      Equity protection fees ..               --                     --                      --                   69,948
   Other liabilities ..........               --                     --                      --                       --
                                     -----------            -----------             -----------             ------------

         Total Liabilities ....            1,595                  1,769                   1,747                  139,536
                                     -----------            -----------             -----------             ------------

NET ASSETS: ...................      $12,387,842            $13,871,837             $13,958,015             $576,284,702
                                     ===========            ===========             ===========             ============

                       See Notes to Financial Statements

                                      -4-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                              AGGRESSIVE GROWTH                           GLOBAL LIFE SCIENCES    GLOBAL TECHNOLOGY
EQUITY INDEX PORTFOLIO   FUNDAMENTAL VALUE   PORTFOLIO - SERVICE   BALANCED PORTFOLIO -   PORTFOLIO - SERVICE    PORTFOLIO - SERVICE
  - CLASS II SHARES          PORTFOLIO             SHARES             SERVICE SHARES             SHARES                SHARES
----------------------   -----------------   -------------------   --------------------   --------------------   -------------------

      $20,756,110           $29,876,938           $8,895,606            $5,907,309             $2,534,808            $2,204,466

               --                    --                   --                    --                     --                    --
               --                    --                   --                    --                     --                    --
      -----------           -----------           ----------            ----------             ----------            ----------

       20,756,110            29,876,938            8,895,606             5,907,309              2,534,808             2,204,466
      -----------           -----------           ----------            ----------             ----------            ----------

            2,328                 3,478                  972                   629                    277                   238
              259                   367                  106                    73                     32                    28
               --                    --                   --                    --                     --                    --
               --                    --                   --                    --                     --                    --
      -----------           -----------           ----------            ----------             ----------            ----------

            2,587                 3,845                1,078                   702                    309                   266
      -----------           -----------           ----------            ----------             ----------            ----------

      $20,753,523           $29,873,093           $8,894,528            $5,906,607             $2,534,499            $2,204,200
      ===========           ===========           ==========            ==========             ==========            ==========

                        See Notes to Financial Statements

                                      -5-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                                                   PUTNAM VT
                                      WORLDWIDE GROWTH                        INTERNATIONAL GROWTH    PUTNAM VT SMALL CAP
                                    PORTFOLIO - SERVICE   TOTAL RETURN BOND      FUND - CLASS IB          VALUE FUND -
                                          SHARES              PORTFOLIO              SHARES             CLASS IB SHARES
                                    -------------------   -----------------   --------------------   --------------------

ASSETS:
   Investments at market value:          $6,097,752           $9,410,688            $932,905              $2,219,690

   Receivables:
      Dividends .................                --                   --                  --                      --
   Other assets .................                --                   --                  --                      --
                                         ----------           ----------            --------              ----------

         Total Assets ...........         6,097,752            9,410,688             932,905               2,219,690
                                         ----------           ----------            --------              ----------

LIABILITIES:
   Payables:
      Insurance charges .........               665                1,067                 667                     242
      Administrative fees .......                75                  114                  78                      27
      Equity protection fees ....                --                   --                  --                      --
   Other liabilities ............                --                   --                  --                      --
                                         ----------           ----------            --------              ----------

         Total Liabilities ......               740                1,181                 745                     269
                                         ----------           ----------            --------              ----------

NET ASSETS: .....................        $6,097,012           $9,409,507            $932,160              $2,219,421
                                         ==========           ==========            ========              ==========

                        See Notes to Financial Statements

                                      -6-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

PUTNAM VT VOYAGER                                                                           SMITH BARNEY PREMIER
    II FUND -                                       SMALL CAP GROWTH   SMITH BARNEY LARGE    SELECTIONS ALL CAP
CLASS IB SHARES     CAPITAL FUND   INVESTORS FUND         FUND         CAP CORE PORTFOLIO     GROWTH PORTFOLIO
-----------------   ------------   --------------   ----------------   ------------------   --------------------

     $195,669        $21,585,361     $13,577,228       $5,704,883           $260,923              $858,225

           --                 --              --               --                 --                    --
           --              1,583              --               --                 --                    --
     --------        -----------     -----------       ----------           --------              --------

      195,669         21,586,944      13,577,228        5,704,883            260,923               858,225
     --------        -----------     -----------       ----------           --------              --------

           23              2,449           1,525              643                 31                   104
            2                265             169               70                  3                    11
           --                 --              --               --                 --                    --
           --                  5              --               --                 --                    --
     --------        -----------     -----------       ----------           --------              --------

           25              2,719           1,694              713                 34                   115
     --------        -----------     -----------       ----------           --------              --------

     $195,644        $21,584,225     $13,575,534       $5,704,170           $260,889              $858,110
     ========        ===========     ===========       ==========           ========              ========

                        See Notes to Financial Statements

                                      -7-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                  CONVERTIBLE BOND   DISCIPLINED MID CAP   EQUITY INCOME   FEDERATED HIGH YIELD
                                     PORTFOLIO         STOCK PORTFOLIO       PORTFOLIO          PORTFOLIO
                                  ----------------   -------------------   -------------   --------------------

ASSETS:
   Investments at market
      value:                         $4,820,863          $1,958,540         $17,551,512         $1,393,856

   Receivables:
      Dividends ...............              --                  --                  --                 --
   Other assets ...............              --                  --                  --                 --
                                     ----------          ----------         -----------         ----------

         Total Assets .........       4,820,863           1,958,540          17,551,512          1,393,856
                                     ----------          ----------         -----------         ----------

LIABILITIES:
   Payables:
      Insurance charges .......             538                 213               1,951                152
      Administrative fees .....              59                  24                 218                 17
      Equity protection fees ..              --                  --                  --                 --
   Other liabilities ..........              --                  --                  --                 --
                                     ----------          ----------         -----------         ----------

         Total Liabilities ....             597                 237               2,169                169
                                     ----------          ----------         -----------         ----------

NET ASSETS:                          $4,820,266          $1,958,303         $17,549,343         $1,393,687
                                     ==========          ==========         ===========         ==========

                        See Notes to Financial Statements

                                      -8-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

FEDERATED STOCK                         LAZARD INTERNATIONAL     MFS EMERGING     MFS MID CAP GROWTH   MFS RESEARCH
   PORTFOLIO      LARGE CAP PORTFOLIO     STOCK PORTFOLIO      GROWTH PORTFOLIO       PORTFOLIO         PORTFOLIO
---------------   -------------------   --------------------   ----------------   ------------------   ------------

   $874,812           $11,274,109            $1,025,810          $17,658,650          $3,928,940        $9,287,037

         --                    --                    --                   --                  --                --
         --                    --                    --                   --                  --                --
   --------           -----------            ----------          -----------          ----------        ----------

    874,812            11,274,109             1,025,810           17,658,650           3,928,940         9,287,037
   --------           -----------            ----------          -----------          ----------        ----------

         93                 1,263                   112                1,992                 431             1,068
         11                   141                    13                  220                  49               116
         --                    --                    --                   --                  --                --
         --                    --                    --                   --                  --                --
   --------           -----------            ----------          -----------          ----------        ----------

        104                 1,404                   125                2,212                 480             1,184
   --------           -----------            ----------          -----------          ----------        ----------

   $874,708           $11,272,705            $1,025,685          $17,656,438          $3,928,460        $9,285,853
   ========           ===========            ==========          ===========          ==========        ==========

                        See Notes to Financial Statements

                                      -9-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                     TRAVELERS QUALITY         AIM CAPITAL        ALLIANCE GROWTH   MFS TOTAL RETURN
                                      BOND PORTFOLIO     APPRECIATION PORTFOLIO      PORTFOLIO          PORTFOLIO
                                     -----------------   ----------------------   ---------------   ----------------

ASSETS:
   Investments at market value:         $7,729,066             $1,574,556           $31,478,301       $40,892,405

   Receivables:
      Dividends ..................              --                     --                    --                --
   Other assets ..................              --                     --                    --                --
                                        ----------             ----------           -----------       -----------

         Total Assets ............       7,729,066              1,574,556            31,478,301        40,892,405
                                        ----------             ----------           -----------       -----------

LIABILITIES:
   Payables:
      Insurance charges ..........             838                    194                 3,546             4,626
      Administrative fees ........              95                     19                   392               505
      Equity protection fees .....              --                     --                    --                --
   Other liabilities .............              --                     --                    --                --
                                        ----------             ----------           -----------       -----------

         Total Liabilities .......             933                    213                 3,938             5,131
                                        ----------             ----------           -----------       -----------

NET ASSETS:                             $7,728,133             $1,574,343           $31,474,363       $40,887,274
                                        ==========             ==========           ===========       ===========

                        See Notes to Financial Statements

                                      -10-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                     SMITH BARNEY HIGH                          SMITH BARNEY                               SMITH BARNEY LARGE
PUTNAM DIVERSIFIED   AGGRESSIVE GROWTH   SMITH BARNEY HIGH   INTERNATIONAL ALL CAP   SMITH BARNEY LARGE    CAPITALIZATION GROWTH
INCOME PORTFOLIO        PORTFOLIO         INCOME PORTFOLIO     GROWTH PORTFOLIO      CAP VALUE PORTFOLIO         PORTFOLIO
------------------   -----------------   -----------------   ---------------------   -------------------   ---------------------

    $1,341,076          $75,499,500         $9,673,876           $9,206,882              $23,650,674            $40,807,652

            --                   --                 --                   --                       --                     --
            --                   --                 --                   --                       --                     --
    ----------          -----------         ----------           ----------              -----------            -----------

     1,341,076           75,499,500          9,673,876            9,206,882               23,650,674             40,807,652
    ----------          -----------         ----------           ----------              -----------            -----------

           143                8,848              1,085                1,628                    2,716                  4,673
            17                  949                119                  186                      294                    511
            --                   --                 --                   --                       --                     --
            --                   --                 --                   --                       --                     --
    ----------          -----------         ----------           ----------              -----------            -----------

           160                9,797              1,204                1,814                    3,010                  5,184
    ----------          -----------         ----------           ----------              -----------            -----------

    $1,340,916          $75,489,703         $9,672,672           $9,205,068              $23,647,664            $40,802,468
    ==========          ===========         ==========           ==========              ===========            ===========

                        See Notes to Financial Statements

                                      -11-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                  SMITH BARNEY   SMITH BARNEY      TRAVELERS     VAN KAMPEN
                                  MID CAP CORE   MONEY MARKET   MANAGED INCOME   ENTERPRISE
                                   PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
                                  ------------   ------------   --------------   ----------

ASSETS:
   Investments at market value:   $19,808,119     $64,093,766    $13,467,942     $6,411,421

   Receivables:
    Dividends .................            --          26,122             --             --
    Other assets ..............            --              --             --             --
                                  -----------     -----------    -----------     ----------

     Total Assets .............    19,808,119      64,119,888     13,467,942      6,411,421
                                  -----------     -----------    -----------     ----------

LIABILITIES:
   Payables:
    Insurance charges .........         2,273           5,835          1,496            729
    Administrative fees .......           246             641            165             80
    Equity protection fees ....            --              --             --             --
   Other liabilities ..........            --              --             --             --
                                  -----------     -----------    -----------     ----------

     Total Liabilities ........         2,519           6,476          1,661            809
                                  -----------     -----------    -----------     ----------

NET ASSETS:                       $19,805,600     $64,113,412    $13,466,281     $6,410,612
                                  ===========     ===========    ===========     ==========

                        See Notes to Financial Statements

                                      -12-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                   SMITH BARNEY
   COMSTOCK        EMERGING       ENTERPRISE      SMALL CAP GROWTH   CONTRAFUND (R)    CONTRAFUND (R)
  PORTFOLIO -       GROWTH        PORTFOLIO -      OPPORTUNITIES       PORTFOLIO -      PORTFOLIO -
CLASS II SHARES    PORTFOLIO    CLASS II SHARES      PORTFOLIO       SERVICE CLASS    SERVICE CLASS 2
---------------   -----------   ---------------   ----------------   --------------   ---------------

    $936,211      $31,555,179       $40,180           $394,577        $15,524,678        $3,596,476

          --               --            --                 --                --                 --
          --               --            --                 --                --                 --
    --------      -----------       -------           --------        -----------        ----------

     936,211       31,555,179        40,180            394,577         15,524,678         3,596,476
    --------      -----------       -------           --------        -----------        ----------

         104            3,631             5                 43              1,764               385
          12              393             1                  5                193                44

          --               --            --                 --                --                 --
          --               --            --                 --                --                 --
    --------      -----------       -------           --------        -----------        ----------

         116            4,024             6                 48              1,957               429
    --------      -----------       -------           --------        -----------        ----------

    $936,095      $31,551,155       $40,174           $394,529        $15,522,721        $3,596,047
    ========      ===========       =======           ========        ===========        ==========

                        See Notes to Financial Statements

                                      -13-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                         DYNAMIC CAPITAL
                                           APPRECIATION            MID CAP
                                       PORTFOLIO - SERVICE   PORTFOLIO - SERVICE
                                            CLASS 2                CLASS 2            COMBINED
                                       -------------------   -------------------   --------------

ASSETS:
   Investments at market value:               $21,743              $196,062        $1,462,679,258

   Receivables:
     Dividends .....................               --                    --                34,396
   Other assets ....................               --                    --                 1,583
                                              -------              --------        --------------

      Total Assets .................           21,743               196,062         1,462,715,237
                                              -------              --------        --------------

LIABILITIES:
   Payables:
    Insurance charges ..............                3                    21               162,802
    Administrative fees ............               --                     3                18,166
    Equity protection fees .........               --                    --                69,948
   Other liabilities ...............               --                    --                     5
                                              -------              --------        --------------
      Total Liabilities ............                3                    24               250,921
                                              -------              --------        --------------

NET ASSETS:                                   $21,740              $196,038        $1,462,464,316
                                              =======              ========        ==============

                        See Notes to Financial Statements

                                      -14-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                     CAPITAL                                     PREMIER
                                                  APPRECIATION   MONEY MARKET    AIM V.I.    GROWTH PORTFOLIO -
                                                      FUND         PORTFOLIO    VALUE FUND        CLASS B
                                                  ------------   ------------   ----------   ------------------

INVESTMENT INCOME:
   Dividends ..................................   $    55,806      $379,877      $  1,810       $         --
                                                  -----------      --------      --------       ------------

EXPENSES:
   Insurance charges ..........................       139,300       152,076         6,927            652,564
   Administrative fees ........................        15,869        17,273           751             72,247
   Equity protection fees .....................            --            --            --                 --
                                                  -----------      --------      --------       ------------

    Total expenses ............................       155,169       169,349         7,678            724,811
                                                  -----------      --------      --------       ------------

     Net investment income (loss) .............       (99,363)      210,528        (5,868)          (724,811)
                                                  -----------      --------      --------       ------------

REALIZED GAIN (LOSS) AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
   Realized gain distribution .................            --            --        27,482          2,688,888
   Realized gain (loss) on sale of investments     (2,167,964)           --        (8,190)        (2,810,061)
                                                  -----------      --------      --------       ------------

    Realized gain (loss) ......................    (2,167,964)           --        19,292           (121,173)
                                                  -----------      --------      --------       ------------

   Change in unrealized gain (loss)
      on investments ..........................    (1,454,815)           --       (35,130)        (9,724,918)
                                                  -----------      --------      --------       ------------

   Net increase (decrease) in net assets
      resulting from operations ...............   $(3,722,142)     $210,528      $(21,706)      $(10,570,902)
                                                  ===========      ========      ========       ============

                        See Notes to Financial Statements

                                      -15-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                   CREDIT SUISSE
GLOBAL GROWTH    GROWTH FUND -   GROWTH-INCOME     TRUST EMERGING                  EAFE(R) EQUITY
FUND - CLASS 2      CLASS 2      FUND - CLASS 2   MARKETS PORTFOLIO   REIT SERIES    INDEX FUND
--------------   -------------   --------------   -----------------   -----------   -------------

 $   194,779     $    286,684     $   804,628        $      --          $ 7,565       $      --
 -----------     ------------     -----------        ---------          -------       ---------

     369,238          824,653         581,034            7,564            7,552          35,125
      40,043           89,488          63,077              881              849           3,982
          --               --              --               --               --              --
 -----------     ------------     -----------        ---------          -------       ---------

     409,281          914,141         644,111            8,445            8,401          39,107
 -----------     ------------     -----------        ---------          -------       ---------

    (214,502)        (627,457)        160,517           (8,445)            (836)        (39,107)
 -----------     ------------     -----------        ---------          -------       ---------

   2,388,241       16,395,037       4,512,812               --            1,556              --
  (1,234,742)      (1,824,228)        (30,891)         (62,222)           1,867        (114,472)
 -----------     ------------     -----------        ---------          -------       ---------

   1,153,499       14,570,809       4,481,921          (62,222)           3,423        (114,472)
 -----------     ------------     -----------        ---------          -------       ---------

  (5,552,546)     (26,682,930)     (4,144,031)         (33,095)          43,572        (665,025)
 -----------     ------------     -----------        ---------          -------       ---------

 $(4,613,549)    $(12,739,578)    $   498,407        $(103,762)         $46,159       $(818,604)
 ===========     ============     ===========        =========          =======       =========

                        See Notes to Financial Statements

                                      -16-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                SMALL CAP     DREYFUS APPRECIATION    SMALL CAP PORTFOLIO-    FRANKLIN SMALL
                                                INDEX FUND   PORTFOLIO-INTIAL CLASS      INITIAL CLASS       CAP FUND-CLASS 2
                                                ----------   ----------------------   --------------------   ----------------

INVESTMENT INCOME:
   Dividends ................................   $  42,517          $  8,109                $  15,622           $    41,380
                                                ---------          --------                ---------           -----------

EXPENSES:
   Insurance charges ........................      98,981             8,768                   41,651               147,627
   Administrative fees ......................      10,865               987                    4,764                16,144
   Equity protection fees ...................          --                --                       --                    --
                                                ---------          --------                ---------           -----------

      Total expenses ........................     109,846             9,755                   46,415               163,771
                                                ---------          --------                ---------           -----------

         Net investment income (loss) .......     (67,329)           (1,646)                 (30,793)             (122,391)
                                                ---------          --------                ---------           -----------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ............     342,273                --                  268,813                    --
      Realized gain (loss) on sale
         of investments......................         813           (11,601)                (253,029)             (808,317)
                                                ---------          --------                ---------           -----------

         Realized gain (loss) ...............     343,086           (11,601)                  15,784              (808,317)
                                                ---------          --------                ---------           -----------

      Change in unrealized gain (loss)
         on investments .....................    (258,471)          (40,236)                (159,620)           (1,096,763)
                                                ---------          --------                ---------           -----------

   Net increase (decrease) in net assets
      resulting from operations .............   $  17,286          $(53,483)               $(174,629)          $(2,027,471)
                                                =========          ========                =========           ===========

                       See Notes to Financial Statemants

                                      -17-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

   TEMPLETON
 INTERNATIONAL
SECURITIES FUND-   APPRECIATION   DIVERSIFIED STRATEGIC   EQUITY INDEX PORTFOLIO   EQUITY INDEX PORTFOLIO     FUNDAMENTAL
     CLASS 2        PORTFOLIO        INCOME PORTFOLIO        - CLASS I SHARES        - CLASS II SHARES      VALUE PORTFOLIO
----------------   ------------   ---------------------   ----------------------   ----------------------   ---------------

  $   360,558       $ 119,924          $ 1,039,236             $  5,030,856             $   121,534           $   123,338
  -----------       ---------          -----------             ------------             -----------           -----------

      172,416         144,964              156,278                7,027,624                 226,785               225,029
       19,158          15,699               17,182                  808,894                  25,448                24,047
           --              --                   --                7,812,071                      --                    --
  -----------       ---------          -----------             ------------             -----------           -----------

      191,574         160,663              173,460               15,648,589                 252,233               249,076
  -----------       ---------          -----------             ------------             -----------           -----------

      168,984         (40,739)             865,776              (10,617,733)               (130,699)             (125,738)
  -----------       ---------          -----------             ------------             -----------           -----------

    2,835,741              --                   --                       --                      --             1,821,858
   (2,949,243)        (19,859)             (42,335)                (417,521)               (436,742)              (17,020)
  -----------       ---------          -----------             ------------             -----------           -----------

     (113,502)        (19,859)             (42,335)                (417,521)               (436,742)            1,804,838
  -----------       ---------          -----------             ------------             -----------           -----------

   (2,031,206)       (428,621)            (721,178)             (72,748,287)             (1,727,946)           (2,440,022)
  -----------       ---------          -----------             ------------             -----------           -----------

  $(1,975,724)      $(489,219)         $   102,263             $(83,783,541)            $(2,295,387)          $  (760,922)
  ===========       =========          ===========             ============             ===========           ===========

                       See Notes to Financial Statements

                                      -18-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                AGGRESSIVE GROWTH                            GLOBAL LIFE       GLOBAL TECHNOLOGY
                                                PORTFOLIO-SERVICE   BALANCED PORTFOLIO-  SCIENCES PORTFOLIO-   PORTFOLIO-SERVICE
                                                     SHARES          SERVICE SHARES         SERVICE SHARES           SHARES
                                                -----------------   -------------------   ------------------   -----------------

INVESTMENT INCOME:
   Dividends ................................       $        --         $  90,140             $      --           $    18,984
                                                    -----------         ---------             ---------           -----------

EXPENSES:
   Insurance charges ........................           126,449            60,647                32,049                35,881
   Administrative fees ......................            13,876             7,064                 3,645                 4,172
   Equity protection fees ...................                --                --                    --                    --
                                                    -----------         ---------             ---------           -----------

      Total expenses ........................           140,325            67,711                35,694                40,053
                                                    -----------         ---------             ---------           -----------

         Net investment income (loss) .......          (140,325)           22,429               (35,694)              (21,069)
                                                    -----------         ---------             ---------           -----------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ............                --                --                    --                    --
      Realized gain (loss) on sale of
         investments ........................        (7,613,555)          (20,733)             (151,127)           (1,148,104)
                                                    -----------         ---------             ---------           -----------

         Realized gain (loss) ...............        (7,613,555)          (20,733)             (151,127)           (1,148,104)
                                                    -----------         ---------             ---------           -----------

      Change in unrealized gain (loss)
         on investments .....................         2,360,726          (254,433)             (382,818)             (449,059)
                                                    -----------         ---------             ---------           -----------

   Net increase (decrease) in net assets
      resulting from operations .............       $(5,393,154)        $(252,737)            $(569,639)          $(1,618,232)
                                                    ===========         =========             =========           ===========

                       See Notes to Financial Statements

                                      -19-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                             PUTNAM VT
WORLDWIDE GROWTH                        INTERNATIONAL GROWTH   PUTNAM VT SMALL CAP   PUTNAM VT VOYAGER
PORTFOLIO-SERVICE   TOTAL RETURN BOND          FUND-               VALUE FUND-       II FUND-CLASS IB
    SHARES              PORTFOLIO          CLASS IB SHARES       CLASS IB SHARES           SHARES        CAPITAL FUND
-----------------   -----------------   --------------------   -------------------   -----------------   ------------

   $    17,382          $ 107,424             $     --               $     --              $    --        $ 145,992
   -----------          ---------             --------               --------              -------        ---------

        86,628             36,372               25,041                  6,890                  792          194,181
         9,843              3,929                2,942                    754                   86           21,120
            --                 --                   --                     --                   --               --
   -----------          ---------             --------               --------              -------        ---------

        96,471             40,301               27,983                  7,644                  878          215,301
   -----------          ---------             --------               --------              -------        ---------

       (79,089)            67,123              (27,983)                (7,644)                (878)         (69,309)
   -----------          ---------             --------               --------              -------        ---------

            --            157,852                   --                     --                   --          154,781
    (1,964,901)             3,695              590,864                 (8,624)              (1,127)         (99,281)
   -----------          ---------             --------               --------              -------        ---------

    (1,964,901)           161,547              590,864                 (8,624)              (1,127)          55,500
   -----------          ---------             --------               --------              -------        ---------

        55,336           (142,170)              22,534                163,286               (2,333)        (113,974)
   -----------          ---------             --------               --------              -------        ---------

   $(1,988,654)         $  86,500             $585,415               $147,018              $(4,338)       $(127,783)
   ===========          =========             ========               ========              =======        =========

                       See Notes to Financial Statemants

                                      -20-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                                SMITH BARNEY PREMIER
                                                                        SMALL CAP GROWTH   SMITH BARNEY LARGE    SELECTIONS ALL CAP
                                                       INVESTORS FUND         FUND         CAP CORE PORTFOLIO     GROWTH PORTFOLIO
                                                       --------------   ----------------   ------------------   --------------------

INVESTMENT INCOME:
   Dividends .......................................     $  99,371          $      --            $    --              $     --
                                                         ---------          ---------            -------              --------

EXPENSES:
   Insurance charges ...............................       124,526             71,078              1,062                 4,782
   Administrative fees .............................        13,850              7,874                112                   487
   Equity protection fees ..........................            --                 --                 --                    --
                                                         ---------          ---------            -------              --------

      Total expenses ...............................       138,376             78,952              1,174                 5,269
                                                         ---------          ---------            -------              --------

         Net investment income (loss) ..............       (39,005)           (78,952)            (1,174)               (5,269)
                                                         ---------          ---------            -------              --------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ...................        97,163                 --                 --                    --
      Realized gain (loss) on sale of investments ..       (47,026)          (193,534)               (40)               (1,070)
                                                         ---------          ---------            -------              --------

         Realized gain (loss) ......................        50,137           (193,534)               (40)               (1,070)
                                                         ---------          ---------            -------              --------

      Change in unrealized gain (loss)
         on investments ............................      (493,796)          (221,949)            (1,141)               (9,708)
                                                         ---------          ---------            -------              --------

   Net increase (decrease) in net assets
      resulting from operations ....................     $(482,664)         $(494,435)           $(2,355)             $(16,047)
                                                         =========          =========            =======              ========

                       See Notes to Financial Statements

                                      -21-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

 CONVERTIBLE     DISCIPLINED MID CAP   DISCIPLINED SMALL CAP   EQUITY INCOME   FEDERATED HIGH YIELD   FEDERATED STOCK
BOND PORTFOLIO     STOCK PORTFOLIO        STOCK PORTFOLIO        PORTFOLIO           PORTFOLIO           PORTFOLIO
--------------   -------------------   ---------------------   -------------   --------------------   ---------------

  $  70,374           $   4,777              $   2,663          $   185,285         $ 133,615            $  7,079
  ---------           ---------              ---------          -----------         ---------            --------

     47,622              19,323                 20,432              193,316            11,903               6,033
      5,265               2,228                  2,300               21,648             1,354                 703
         --                  --                     --                   --                --                  --
  ---------           ---------              ---------          -----------         ---------            --------

     52,887              21,551                 22,732              214,964            13,257               6,736
  ---------           ---------              ---------          -----------         ---------            --------

     17,487             (16,774)               (20,069)             (29,679)          120,358                 343
  ---------           ---------              ---------          -----------         ---------            --------

    150,964             117,438                 73,713               25,894                --              23,455
    (36,764)            (46,256)              (386,831)            (168,539)          (21,402)            (15,480)
  ---------           ---------              ---------          -----------         ---------            --------

    114,200              71,182               (313,118)            (142,645)          (21,402)              7,975
  ---------           ---------              ---------          -----------         ---------            --------

   (270,951)           (117,013)                70,118           (1,041,401)         (130,751)             18,820
  ---------           ---------              ---------          -----------         ---------            --------

  $(139,264)          $ (62,605)             $(263,069)         $(1,213,725)        $ (31,795)           $ 27,138
  =========           =========              =========          ===========         =========            ========

                       See Notes to Financial Statements

                                      -22-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                          LARGE CAP    LAZARD INTERNATIONAL     MFS EMERGING     MFS MID CAP GROWTH
                                                          PORTFOLIO       STOCK PORTFOLIO     GROWTH PORTFOLIO        PORTFOLIO
                                                         -----------   --------------------   ----------------   ------------------

INVESTMENT INCOME:
   Dividends .........................................   $    56,834        $   1,769           $         --        $        --
                                                         -----------        ---------           ------------        -----------

EXPENSES:
   Insurance charges .................................       143,630           12,571                261,817             46,524
   Administrative fees ...............................        16,027            1,422                 28,973              5,352
   Equity protection fees ............................            --               --                     --                 --
                                                         -----------        ---------           ------------        -----------

      Total expenses .................................       159,657           13,993                290,790             51,876
                                                         -----------        ---------           ------------        -----------

         Net investment income (loss) ................      (102,823)         (12,224)              (290,790)           (51,876)
                                                         -----------        ---------           ------------        -----------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution .....................         6,414           42,623              4,192,451            821,144
      Realized gain (loss) on sale of investments ....      (460,400)        (284,026)            (3,518,181)          (380,583)
                                                         -----------        ---------           ------------        -----------

         Realized gain (loss) ........................      (453,986)        (241,403)               674,270            440,561
                                                         -----------        ---------           ------------        -----------

      Change in unrealized gain (loss)
         on investments ..............................    (1,654,495)         (34,436)           (10,461,372)        (1,420,950)
                                                         -----------        ---------           ------------        -----------

   Net increase (decrease) in net assets
      resulting from operations ......................   $(2,211,304)       $(288,063)          $(10,077,892)       $(1,032,265)
                                                         ===========        =========           ============        ===========

                       See Notes to Financial Statements

                                      -23-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

MFS RESEARCH   STRATEGIC STOCK   TRAVELERS QUALITY         AIM CAPITAL        ALLIANCE GROWTH   MFS TOTAL RETURN
 PORTFOLIO        PORTFOLIO        BOND PORTFOLIO    APPRECIATION PORTFOLIO      PORTFOLIO         PORTFOLIO
------------   ---------------   -----------------   ----------------------   ---------------   ----------------

$     3,955       $ 28,014           $ 186,004              $     --            $    63,345       $   814,150
-----------       --------           ---------              --------            -----------       -----------

    130,452          6,719              76,880                 7,118                423,152           384,892
     14,219            771               8,745                   707                 46,904            42,160
         --             --                  --                    --                     --                --
-----------       --------           ---------              --------            -----------       -----------

    144,671          7,490              85,625                 7,825                470,056           427,052
-----------       --------           ---------              --------            -----------       -----------

   (140,716)        20,524             100,379                (7,825)              (406,711)          387,098
-----------       --------           ---------              --------            -----------       -----------

    622,813          7,373                  --                29,200              4,674,632         1,013,165
   (416,181)       (39,259)            217,540               (35,996)            (1,333,883)          (86,702)
-----------       --------           ---------              --------            -----------       -----------

    206,632        (31,886)            217,540                (6,796)             3,340,749           926,463
-----------       --------           ---------              --------            -----------       -----------

 (2,714,260)       (28,955)           (106,836)               21,577             (8,285,129)       (1,570,753)
-----------       --------           ---------              --------            -----------       -----------

$(2,648,344)      $(40,317)          $ 211,083              $  6,956            $(5,351,091)      $  (257,192)
===========       ========           =========              ========            ===========       ===========

                       See Notes to Financial Statements

                                      -24-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                                     SMITH BARNEY
                                                                              SMITH BARNEY                          INTERNATIONAL
                                                       PUTNAM DIVERSIFIED   AGGRESSIVE GROWTH   SMITH BARNEY HIGH   ALL CAP GROWTH
                                                        INCOME PORTFOLIO        PORTFOLIO       INCOME PORTFOLIO      PORTFOLIO
                                                       ------------------   -----------------   -----------------   --------------

INVESTMENT INCOME:
   Dividends .......................................        $118,808           $        --         $1,000,395        $        --
                                                            --------           -----------         ----------        -----------

EXPENSES:
   Insurance charges ...............................          16,083               754,556            111,702            174,496
   Administrative fees .............................           1,834                81,960             12,337             19,634
   Equity protection fees ..........................              --                    --                 --                 --
                                                            --------           -----------         ----------        -----------

      Total expenses ...............................          17,917               836,516            124,039            194,130
                                                            --------           -----------         ----------        -----------

         Net investment income (loss) ..............         100,891              (836,516)           876,356           (194,130)
                                                            --------           -----------         ----------        -----------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ...................              --                    --                 --                 --
      Realized gain (loss) on sale of investments ..         (36,940)             (660,238)          (787,180)        (2,880,151)
                                                            --------           -----------         ----------        -----------

         Realized gain (loss) ......................         (36,940)             (660,238)          (787,180)        (2,880,151)
                                                            --------           -----------         ----------        -----------

      Change in unrealized gain (loss)
         on investments ............................         (64,597)           (1,041,576)          (719,521)           434,359
                                                            --------           -----------         ----------        -----------

   Net increase (decrease) in net assets
      resulting from operations ....................        $   (646)          $(2,538,330)        $ (630,345)       $(2,639,922)
                                                            ========           ===========         ==========        ===========

                        See Notes to Financial Statements

                                      -25-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                      SMITH BARNEY LARGE
SMITH BARNEY LARGE      CAPITALIZATION      SMITH BARNEY MID    SMITH BARNEY MONEY   TRAVELERS MANAGED        VAN KAMPEN
CAP VALUE PORTFOLIO    GROWTH PORTFOLIO    CAP CORE PORTFOLIO    MARKET PORTFOLIO    INCOME PORTFOLIO    ENTERPRISE PORTFOLIO
-------------------   ------------------   ------------------   ------------------   -----------------   --------------------

    $   284,565          $        --          $        --           $1,377,171           $351,451            $        --
    -----------          -----------          -----------           ----------           --------            -----------

        265,578              501,631              230,371              566,679            115,657                 90,340
         28,899               55,183               25,084               62,781             12,830                  9,936
             --                   --                   --                   --                 --                     --
    -----------          -----------          -----------           ----------           --------            -----------

        294,477              556,814              255,455              629,460            128,487                100,276
    -----------          -----------          -----------           ----------           --------            -----------

         (9,912)            (556,814)            (255,455)             747,711            222,964               (100,276)
    -----------          -----------          -----------           ----------           --------            -----------

        731,261                   --                   --                   --                 --              1,784,156
        (38,812)            (703,651)            (226,050)                  --             49,503               (939,174)
    -----------          -----------          -----------           ----------           --------            -----------

        692,449             (703,651)            (226,050)                  --             49,503                844,982
    -----------          -----------          -----------           ----------           --------            -----------

     (2,574,362)          (4,115,180)          (1,312,955)                  --            (75,202)            (2,629,449)
    -----------          -----------          -----------           ----------           --------            -----------

    $(1,891,825)         $(5,375,645)         $(1,794,460)          $  747,711           $197,265            $(1,884,743)
    ===========          ===========          ===========           ==========           ========            ===========

                        See Notes to Financial Statements

                                      -26-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                                SMITH BARNEY SMALL
                                                                                                ENTERPRISE          CAP GROWTH
                                                      COMSTOCK PORTFOLIO -   EMERGING GROWTH     PORTFOLIO -       OPPORTUNITIES
                                                        CLASS II SHARES         PORTFOLIO     CLASS II SHARES       PORTFOLIO
                                                       ------------------   ---------------   ---------------   ------------------

INVESTMENT INCOME:
   Dividends .......................................        $     --         $     35,898         $   --             $    --
                                                            --------         ------------         ------             -------

EXPENSES:
   Insurance charges ...............................           3,869              470,930            110               1,072
   Administrative fees .............................             439               51,313             11                 119
   Equity protection fees ..........................              --                   --             --                  --
                                                            --------         ------------         ------             -------

      Total expenses ...............................           4,308              522,243            121               1,191
                                                            --------         ------------         ------             -------

         Net investment income (loss) ..............          (4,308)            (486,345)          (121)             (1,191)
                                                            --------         ------------         ------             -------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ...................              --                   --             --                  --
      Realized gain (loss) on sale of investments ..         (13,355)          (3,719,731)             2                (873)
                                                            --------         ------------         ------             -------

         Realized gain (loss) ......................         (13,355)          (3,719,731)             2                (873)
                                                            --------         ------------         ------             -------

      Change in unrealized gain (loss)
         on investments ............................         (18,102)         (10,306,735)         1,103              30,475
                                                            --------         ------------         ------             -------

   Net increase (decrease) in net assets
      resulting from operations ....................        $(35,765)        $(14,512,811)        $  984             $28,411
                                                            ========         ============         ======             =======

                        See Notes to Financial Statements

                                      -27-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

   CONTRAFUND(R)         CONTRAFUND(R)         DYNAMIC CAPITAL
PORTFOLIO - SERVICE   PORTFOLIO - SERVICE   APPRECIATION PORTFOLIO   MID CAP PORTFOLIO -
       CLASS                 CLASS 2          - SERVICE CLASS 2        SERVICE CLASS 2       COMBINED
-------------------   -------------------   ----------------------   -------------------   -------------

    $   112,992            $  12,326               $    --                 $   --          $  13,964,986
    -----------            ---------               -------                 ------          -------------

        221,780               29,654                    86                    744             17,180,256
         24,209                3,431                    10                     87              1,926,277
             --                   --                    --                     --              7,812,071
    -----------            ---------               -------                 ------          -------------

        245,989               33,085                    96                    831             26,918,604
    -----------            ---------               -------                 ------          -------------

       (132,997)             (20,759)                  (96)                  (831)           (12,953,618)
    -----------            ---------               -------                 ------          -------------

        451,969               46,222                    --                     --             46,507,384
       (774,676)             (77,937)               (2,020)                    --            (41,684,546)
    -----------            ---------               -------                 ------          -------------

       (322,707)             (31,715)               (2,020)                    --              4,822,838
    -----------            ---------               -------                 ------          -------------

     (2,037,745)            (179,190)                  982                  8,801           (181,696,448)
    -----------            ---------               -------                 ------          -------------

    $(2,493,449)           $(231,664)              $(1,134)                $7,970          $(189,827,228)
    ===========            =========               =======                 ======          =============

                        See Notes to Financial Statements

                                      -28-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                     CAPITAL APPRECIATION FUND      MONEY MARKET PORTFOLIO     AIM V.I. VALUE FUND
                                                     -------------------------   ---------------------------   -------------------
                                                        2001           2000          2001           2000           2001      2000
                                                     -----------   -----------   ------------   ------------    ----------   ----

OPERATIONS:
   Net investment income (loss) ..................   $   (99,363)  $   (75,721)  $    210,528   $    159,892    $   (5,868)   $--
   Realized gain (loss) ..........................    (2,167,964)     (123,113)            --             --        19,292     --
   Change in unrealized gain (loss)
      on investments .............................    (1,454,815)   (2,353,215)            --             --       (35,130)    --
                                                     -----------   -----------   ------------   ------------    ----------    ---

      Net increase (decrease) in net assets
         resulting from operations ...............    (3,722,142)   (2,552,049)       210,528        159,892       (21,706)    --
                                                     -----------   -----------   ------------   ------------    ----------    ---

UNIT TRANSACTIONS:
   Participant purchase payments .................     3,113,316    11,950,170     14,766,136     11,616,380       959,886     --
   Participant transfers from other
      Travelers accounts .........................     6,346,205     3,048,535     22,817,805      6,317,178       812,765     --
   Administrative charges ........................        (5,044)         (632)        (1,960)          (295)          (80)    --
   Contract surrenders ...........................      (623,316)     (183,250)      (633,901)      (101,584)       (8,877)    --
   Participant transfers to other
      Travelers accounts .........................    (4,870,811)   (1,540,657)   (27,427,726)   (14,549,818)     (216,942)    --
   Other payments to participants ................       (59,610)           --           (356)      (436,478)           --     --
                                                     -----------   -----------   ------------   ------------    ----------    ---

      Net increase (decrease) in net assets
         resulting from unit transactions ........     3,900,740    13,274,166      9,519,998      2,845,383     1,546,752     --
                                                     -----------   -----------   ------------   ------------    ----------    ---

         Net increase (decrease) in net assets ...       178,598    10,722,117      9,730,526      3,005,275     1,525,046     --

NET ASSETS:
      Beginning of year ..........................    10,722,117            --      5,727,057      2,721,782            --     --
                                                     -----------   -----------   ------------   ------------    ----------    ---
      End of year ................................   $10,900,715   $10,722,117   $ 15,457,583   $  5,727,057    $1,525,046    $--
                                                     ===========   ===========   ============   ============    ==========    ===

                        See Notes to Financial Statements

                                      -29-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

PREMIER GROWTH PORTFOLIO -       GLOBAL GROWTH FUND -                                    GROWTH-INCOME FUND -
        CLASS B                        CLASS 2              GROWTH FUND - CLASS 2               CLASS 2
---------------------------   -------------------------   --------------------------   -------------------------
    2001           2000           2001          2000          2001           2000          2001         2000
------------   ------------   -----------   -----------   ------------   -----------   -----------   -----------

$   (724,811)  $   (499,970)  $  (214,502)  $  (272,704)  $   (627,457)  $  (482,623)  $   160,517   $  (270,290)
    (121,173)     1,571,325     1,153,499        85,585     14,570,809       103,716     4,481,921       199,067

  (9,724,918)   (10,547,183)   (5,552,546)   (6,652,085)   (26,682,930)   (3,152,434)   (4,144,031)    1,840,468
------------   ------------   -----------   -----------   ------------   -----------   -----------   -----------

 (10,570,902)    (9,475,828)   (4,613,549)   (6,839,204)   (12,739,578)   (3,531,341)      498,407     1,769,245
------------   ------------   -----------   -----------   ------------   -----------   -----------   -----------

   6,903,346     42,384,005     3,871,386    26,002,129     17,006,417    46,896,215    11,207,072    21,162,085

   9,364,879     11,071,231     3,792,171     7,228,955     12,012,935     7,931,639    11,865,978     7,278,338
     (16,996)        (5,285)       (5,593)       (1,607)       (12,637)       (2,605)       (7,754)       (1,510)
  (1,170,260)      (569,443)     (588,155)     (235,379)    (1,264,035)     (478,265)     (802,675)     (258,401)

  (7,523,565)    (1,132,512)   (2,952,985)   (1,031,428)    (4,555,865)   (1,320,135)   (2,137,952)   (1,807,599)
    (682,701)       (19,528)     (109,278)      (84,873)      (328,569)     (100,739)     (208,895)           --
------------   ------------   -----------   -----------   ------------   -----------   -----------   -----------

   6,874,703     51,728,468     4,007,546    31,877,797     22,858,246    52,926,110    19,915,774    26,372,913
------------   ------------   -----------   -----------   ------------   -----------   -----------   -----------

  (3,696,199)    42,252,640      (606,003)   25,038,593     10,118,668    49,394,769    20,414,181    28,142,158

  50,583,347      8,330,707    27,421,917     2,383,324     55,671,867     6,277,098    32,132,046     3,989,888
------------   ------------   -----------   -----------   ------------   -----------   -----------   -----------
$ 46,887,148   $ 50,583,347   $26,815,914   $27,421,917   $ 65,790,535   $55,671,867   $52,546,227   $32,132,046
============   ============   ===========   ===========   ============   ===========   ===========   ===========

                        See Notes to Financial Statements

                                      -30-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                     CREDIT SUISSE TRUST
                                                       EMERGING MARKETS                                EAFE(R) EQUITY
                                                          PORTFOLIO              REIT SERIES              INDEX FUND
                                                     --------------------   --------------------   -----------------------
                                                        2001       2000       2001        2000        2001         2000
                                                     ---------   --------   ---------   --------   ----------   ----------

OPERATIONS:
   Net investment income (loss) ..................   $  (8,445)  $ (1,615)  $    (836)  $   (851)  $  (39,107)  $  (41,778)
   Realized gain (loss) ..........................     (62,222)    (1,513)      3,423        225     (114,472)      67,105
   Change in unrealized gain (loss)
      on investments .............................     (33,095)   (50,899)     43,572     17,180     (665,025)    (581,848)
                                                     ---------   --------   ---------   --------   ----------   ----------

      Net increase (decrease) in net assets
         resulting from operations ...............    (103,762)   (54,027)     46,159     16,554     (818,604)    (556,521)
                                                     ---------   --------   ---------   --------   ----------   ----------

UNIT TRANSACTIONS:
   Participant purchase payments .................      95,206    213,411     211,262    212,728      343,903      888,936
   Participant transfers from other
      Travelers accounts .........................     846,303    120,135     612,354     20,441      114,105      653,445
   Administrative charges ........................        (208)        (8)       (276)        (3)        (618)        (438)
   Contract surrenders ...........................     (16,365)        --     (36,530)     1,526     (253,236)     (50,375)
   Participant transfers to other
      Travelers accounts .........................    (270,799)   (54,831)   (184,663)   (10,624)     (88,622)    (237,381)
   Other payments to participants ................          --         --          --         --      (28,540)     (18,731)
                                                     ---------   --------   ---------   --------   ----------   ----------

      Net increase (decrease) in net assets
         resulting from unit transactions ........     654,137    278,707     602,147    224,068       86,992    1,235,456
                                                     ---------   --------   ---------   --------   ----------   ----------

         Net increase (decrease) in net assets ...     550,375    224,680     648,306    240,622     (731,612)     678,935

NET ASSETS:
      Beginning of year ..........................     224,680         --     240,622         --    3,077,306    2,398,371
                                                     ---------   --------   ---------   --------   ----------   ----------
      End of year ................................   $ 775,055   $224,680   $ 888,928   $240,622   $2,345,694   $3,077,306
                                                     =========   ========   =========   ========   ==========   ==========

                        See Notes to Financial Statements

                                      -31-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                 DREYFUS
                               APPRECIATION
                                PORTFOLIO -        SMALL CAP PORTFOLIO -    FRANKLIN SMALL CAP FUND -
  SMALL CAP INDEX FUND        INITIAL CLASS           INITIAL CLASS                 CLASS 2
------------------------   --------------------   -----------------------   -------------------------
   2001         2000         2001        2000        2001         2000          2001          2000
----------   -----------   ---------   --------   ----------   ----------   -----------   -----------

$  (67,329)  $  (119,199)   $ (1,646)  $    747   $  (30,793)  $   (3,231)  $  (122,391)  $   (98,505)
   343,086       354,098     (11,601)     1,537       15,784      924,679      (808,317)       69,714

  (258,471)     (668,973)    (40,236)   (18,051)    (159,620)    (918,024)   (1,096,763)   (2,499,901)
----------   -----------    --------   --------   ----------   ----------   -----------   -----------

    17,286      (434,074)    (53,483)   (15,767)    (174,629)       3,424    (2,027,471)   (2,528,692)
----------   -----------    --------   --------   ----------   ----------   -----------   -----------

   299,013     1,753,794     269,748    440,636    1,289,152    1,949,099     1,355,604     9,255,664

   277,644     1,110,421     386,216     56,433    1,355,746      328,013     3,199,041     3,764,108
    (1,041)         (665)       (463)       (26)      (1,464)         (43)       (3,959)       (1,539)
  (668,783)     (395,102)    (13,442)       (41)    (116,738)     (17,604)     (309,593)     (112,461)

  (261,356)     (172,910)    (74,966)   (41,071)    (425,628)      (4,619)   (2,692,638)     (683,186)
   (90,538)   (2,668,594)         --         --       (4,329)          --      (158,154)      (79,841)
----------   -----------    --------   --------   ----------   ----------   -----------   -----------

  (445,061)     (373,056)    567,093    455,931    2,096,739    2,254,846     1,390,301    12,142,745
----------   -----------    --------   --------   ----------   ----------   -----------   -----------

  (427,775)     (807,130)    513,610    440,164    1,922,110    2,258,270      (637,170)    9,614,053

 7,595,015     8,402,145     440,164         --    2,258,270           --    11,719,273     2,105,220
----------   -----------    --------   --------   ----------   ----------   -----------   -----------
$7,167,240   $ 7,595,015    $953,774   $440,164   $4,180,380   $2,258,270   $11,082,103   $11,719,273
==========   ===========    ========   ========   ==========   ==========   ===========   ===========

                        See Notes to Financial Statements

                                      -32-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                   TEMPLETON INTERNATIONAL                                  DIVERSIFIED STRATEGIC
                                                  SECURITIES FUND - CLASS 2     APPRECIATION PORTFOLIO        INCOME PORTFOLIO
                                                 ---------------------------   ------------------------   ------------------------
                                                     2001           2000           2001         2000         2001          2000
                                                 ------------   ------------   -----------   ----------   -----------   ----------

OPERATIONS:
   Net investment income (loss) ..............   $    168,984   $    (37,530)  $   (40,739)  $  (36,383)  $   865,776   $  225,292
   Realized gain (loss) ......................       (113,502)      (199,349)      (19,859)      63,517       (42,335)     (25,752)
   Change in unrealized gain (loss)
      on investments .........................     (2,031,206)       278,645      (428,621)     (35,237)     (721,178)    (154,460)
                                                 ------------   ------------   -----------   ----------   -----------   ----------

      Net increase (decrease) in net assets
         resulting from operations ...........     (1,975,724)        41,766      (489,219)      (8,103)      102,263       45,080
                                                 ------------   ------------   -----------   ----------   -----------   ----------

UNIT TRANSACTIONS:
   Participant purchase payments .............      2,876,614      6,639,332     4,014,584    4,928,726     3,592,542    4,809,727
   Participant transfers from other
      Travelers accounts .....................     66,080,187     34,326,752     3,484,356    1,981,029     4,337,429    2,704,474
   Administrative charges ....................         (3,542)        (1,012)       (3,911)      (1,071)       (2,784)        (609)
   Contract surrenders .......................       (265,951)      (114,390)     (225,467)     (49,696)     (710,091)    (171,808)
   Participant transfers to other
      Travelers accounts .....................    (64,926,279)   (31,648,767)     (691,317)    (421,486)     (684,141)    (354,154)
   Other payments to participants ............       (174,100)        (4,259)      (71,968)     (78,148)     (180,650)          --
                                                 ------------   ------------   -----------   ----------   -----------   ----------

      Net increase (decrease) in net assets
         resulting from unit transactions ....      3,586,929      9,197,656     6,506,277    6,359,354     6,352,305    6,987,630
                                                 ------------   ------------   -----------   ----------   -----------   ----------

         Net increase (decrease) in net assets      1,611,205      9,239,422     6,017,058    6,351,251     6,454,568    7,032,710

NET ASSETS:
      Beginning of year ......................     10,776,637      1,537,215     7,854,779    1,503,528     7,503,447      470,737
                                                 ------------   ------------   -----------   ----------   -----------   ----------
      End of year ............................   $ 12,387,842   $ 10,776,637   $13,871,837   $7,854,779   $13,958,015   $7,503,447
                                                 ============   ============   ===========   ==========   ===========   ==========

                       See Notes to Financial Statements

                                      -33-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

 EQUITY INDEX PORTFOLIO -     EQUITY INDEX PORTFOLIO -                                  AGGRESSIVE GROWTH PORTFOLIO -
      CLASS I SHARES              CLASS II SHARES         FUNDAMENTAL VALUE PORTFOLIO          SERVICE SHARES
---------------------------   -------------------------   ---------------------------   -----------------------------
    2001            2000         2001           2000            2001         2000            2001          2000
------------   ------------   -----------   -----------     -----------   ----------     ------------   -----------

$(10,617,733)  $(12,249,873)  $  (130,699)  $  (102,145)    $  (125,738)  $   (5,853)    $   (140,325)  $   166,720
    (417,521)     1,611,541      (436,742)       (2,961)      1,804,838       53,923       (7,613,555)     (667,102)

 (72,748,287)   (54,918,992)   (1,727,946)   (1,063,630)     (2,440,022)     283,217        2,360,726    (3,443,610)
------------   ------------   -----------   -----------     -----------   ----------     ------------   -----------

 (83,783,541)   (65,557,324)   (2,295,387)   (1,168,736)       (760,922)     331,287       (5,393,154)   (3,943,992)
------------   ------------   -----------   -----------     -----------   ----------     ------------   -----------

 146,051,460    166,021,966     5,271,048    10,242,150      14,515,781    3,923,711        1,818,607    12,973,849

   3,799,153      4,598,153     6,541,435     3,016,357      12,471,714    1,626,281       25,298,186     8,161,178
    (121,502)       (71,693)       (4,710)       (1,127)         (3,943)        (214)          (3,393)         (430)
 (17,968,368)   (24,819,033)     (220,623)      (78,982)       (405,852)     (23,342)        (416,704)      (47,124)

  (4,258,053)    (4,443,153)   (2,169,286)     (323,866)     (1,776,324)    (102,543)     (23,359,274)   (6,269,275)
  (5,715,013)    (7,027,354)     (133,022)      (16,401)       (155,781)          --           86,274       (10,220)
------------   ------------   -----------   -----------     -----------   ----------     ------------   -----------

 121,787,677    134,258,886     9,284,842    12,838,131      24,645,595    5,423,893        3,423,696    14,807,978
------------   ------------   -----------   -----------     -----------   ----------     ------------   -----------

  38,004,136     68,701,562     6,989,455    11,669,395      23,884,673    5,755,180       (1,969,458)   10,863,986

 538,280,566    469,579,004    13,764,068     2,094,673       5,988,420      233,240       10,863,986            --
------------   ------------   -----------   -----------     -----------   ----------     ------------   -----------
$576,284,702   $538,280,566   $20,753,523   $13,764,068     $29,873,093   $5,988,420     $  8,894,528   $10,863,986
============   ============   ===========   ===========     ===========   ==========     ============   ===========

                        See Notes to Financial Statements

                                      -34-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                   BALANCED PORTFOLIO -       GLOBAL LIFE SCIENCES          GLOBAL TECHNOLOGY
                                                      SERVICE SHARES       PORTFOLIO - SERVICE SHARES   PORTFOLIO - SERVICE SHARES
                                                 -----------------------   --------------------------   -------------------------
                                                    2001         2000          2001         2000           2001           2000
                                                 ----------   ----------    ----------   ----------     -----------   -----------

OPERATIONS:
   Net investment income (loss) ..............   $   22,429   $   28,825    $  (35,694)  $  (16,377)    $   (21,069)  $    (4,885)
   Realized gain (loss) ......................      (20,733)      18,645      (151,127)       1,237      (1,148,104)      (46,011)
   Change in unrealized gain (loss)
      on investments .........................     (254,433)    (137,906)     (382,818)     196,057        (449,059)   (1,454,009)
                                                 ----------   ----------    ----------   ----------     -----------   -----------

      Net increase (decrease) in net assets
         resulting from operations ...........     (252,737)     (90,436)     (569,639)     180,917      (1,618,232)   (1,504,905)
                                                 ----------   ----------    ----------   ----------     -----------   -----------

UNIT TRANSACTIONS:
   Participant purchase payments .............    1,914,011    2,287,782       323,657    2,464,275         300,595     4,606,198
   Participant transfers from other
      Travelers accounts .....................    1,823,166    1,105,011       798,095      279,407       1,129,128       737,706
   Administrative charges ....................       (2,134)        (109)       (1,641)        (107)         (1,768)         (268)
   Contract surrenders .......................      (93,719)     (14,080)      (99,130)     (37,280)       (107,517)      (79,153)
   Participant transfers to other
      Travelers accounts .....................     (573,989)    (160,785)     (785,947)        (925)     (1,141,841)     (112,395)
   Other payments to participants ............      (35,374)          --       (17,183)          --          (3,348)           --
                                                 ----------   ----------    ----------   ----------     -----------   -----------

      Net increase (decrease) in net assets
         resulting from unit transactions ....    3,031,961    3,217,819       217,851    2,705,370         175,249     5,152,088
                                                 ----------   ----------    ----------   ----------     -----------   -----------

         Net increase (decrease) in net assets    2,779,224    3,127,383      (351,788)   2,886,287      (1,442,983)    3,647,183

NET ASSETS:
      Beginning of year ......................    3,127,383           --     2,886,287           --       3,647,183            --
                                                 ----------   ----------    ----------   ----------     -----------   -----------
      End of year ............................   $5,906,607   $3,127,383    $2,534,499   $2,886,287     $ 2,204,200   $ 3,647,183
                                                 ==========   ==========    ==========   ==========     ===========   ===========

                        See Notes to Financial Statements

                                      -35-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

WORLDWIDE GROWTH PORTFOLIO -                                 PUTNAM VT INTERNATIONAL GROWTH   PUTNAM VT SMALL CAP VALUE FUND -
      SERVICE SHARES           TOTAL RETURN BOND PORTFOLIO       FUND - CLASS IB SHARES               CLASS IB SHARES
----------------------------   ---------------------------   ------------------------------   --------------------------------
     2001          2000                2001      2000                 2001        2000                   2001      2000
 -----------   -----------          ----------   ----             -------------   ----               -----------   ----

 $   (79,089)  $    (8,423)         $   67,123    $--             $     (27,983)   $--               $    (7,644)   $--
  (1,964,901)      281,508             161,547     --                   590,864     --                    (8,624)    --

      55,336    (1,622,702)           (142,170)    --                    22,534     --                   163,286     --
 -----------   -----------          ----------   ----             -------------   ----               -----------   ----

  (1,988,654)   (1,349,617)             86,500     --                   585,415     --                   147,018     --
 -----------   -----------          ----------   ----             -------------   ----               -----------   ----

   1,359,600     7,923,216           4,504,592     --                   633,305     --                   825,977     --

   5,042,981     1,185,904           5,922,152     --               137,190,390     --                 3,847,937     --
      (3,471)         (385)               (346)    --                       (38)    --                      (148)    --
    (289,172)     (101,814)           (121,520)    --                    (7,841)    --                    (9,542)    --

  (5,608,064)      (42,529)           (981,871)    --              (137,469,071)    --                (2,591,821)    --
     (30,983)           --                  --     --                        --     --                        --     --
 -----------   -----------          ----------   ----             -------------   ----               -----------   ----

     470,891     8,964,392           9,323,007     --                   346,745     --                 2,072,403     --
 -----------   -----------          ----------   ----             -------------   ----               -----------   ----

  (1,517,763)    7,614,775           9,409,507     --                   932,160     --                 2,219,421     --

   7,614,775            --                  --     --                        --     --                        --     --
 -----------   -----------          ----------   ----             -------------   ----               -----------   ----
 $ 6,097,012   $ 7,614,775          $9,409,507    $--             $     932,160    $--               $ 2,219,421    $--
 ===========   ===========          ==========   ====             =============   ====               ===========   ====

                        See Notes to Financial Statements

                                      -36-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                PUTNAM VT VOYAGER II FUND -
                                                       CLASS IB SHARES              CAPITAL FUND               INVESTORS FUND
                                                ---------------------------  --------------------------  --------------------------
                                                        2001      2000           2001          2000          2001           2000
                                                      ---------   ----       ------------   -----------  ------------   -----------

OPERATIONS:
   Net investment income (loss) ..............        $    (878)  $--        $    (69,309)  $    (9,147) $    (39,005)  $    (5,662)
   Realized gain (loss) ......................           (1,127)   --              55,500       345,970        50,137       196,120
   Change in unrealized gain (loss)
      on investments .........................           (2,333)   --            (113,974)     (132,875)     (493,796)      181,210
                                                      ---------   ---        ------------   -----------  ------------   -----------

      Net increase (decrease) in net assets
         resulting from operations ...........           (4,338)   --            (127,783)      203,948      (482,664)      371,668
                                                      ---------   ---        ------------   -----------  ------------   -----------

UNIT TRANSACTIONS:
   Participant purchase payments .............           76,351    --           8,244,254     4,488,382     4,185,154     3,831,429
   Participant transfers from other
      Travelers accounts .....................          128,241    --           8,872,759     2,251,686     6,380,357     1,028,459
   Administrative charges ....................              (22)   --              (3,617)         (239)       (2,163)         (240)
   Contract surrenders .......................           (4,588)   --            (300,845)      (25,364)     (203,687)      (23,975)
   Participant transfers to other
      Travelers accounts .....................               --    --          (1,929,254)     (114,295)   (1,456,027)     (417,141)
   Other payments to participants ............               --    --            (168,097)           --       (14,698)      (18,503)
                                                      ---------   ---        ------------   -----------  ------------   -----------

      Net increase (decrease) in net assets
         resulting from unit transactions ....          199,982    --          14,715,200     6,600,170     8,888,936     4,400,029
                                                      ---------   ---        ------------   -----------  ------------   -----------

         Net increase (decrease) in net assets          195,644    --          14,587,417     6,804,118     8,406,272     4,771,697

NET ASSETS:
      Beginning of year ......................               --    --           6,996,808       192,690     5,169,262       397,565
                                                      ---------   ---        ------------   -----------  ------------   -----------
      End of year ............................        $ 195,644   $--        $ 21,584,225   $ 6,996,808  $ 13,575,534   $ 5,169,262
                                                      =========   ===        ============   ===========  ============   ===========

                       See Notes to Financial Statements

                                      -37-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                            SMITH BARNEY LARGE CAP CORE   SMITH BARNEY PREMIER SELECTIONS
  SMALL CAP GROWTH FUND              PORTFOLIO                ALL CAP GROWTH PORTFOLIO      CONVERTIBLE BOND PORTFOLIO
-------------------------   ---------------------------   -------------------------------   --------------------------
   2001          2000            2001        2000                 2001       2000              2001          2000
-----------   -----------      ---------   --------            ---------   ---------        -----------   ------------

$   (78,952)  $   (37,003)     $  (1,174)  $     --            $  (5,269)    $   --         $    17,487   $    (3,481)
   (193,534)      179,446            (40)        --               (1,070)        --             114,200       (24,100)

   (221,949)     (104,017)        (1,141)        --               (9,708)        --            (270,951)       (4,759)
-----------   -----------      ---------   --------            ---------     ------         -----------   -----------

   (494,435)       38,426         (2,355)        --              (16,047)        --            (139,264)      (32,340)
-----------   -----------      ---------   --------            ---------     ------         -----------   -----------

  1,276,646     3,423,008        172,436         --              360,534         --           2,137,550     1,002,378

  1,284,982     1,181,231         90,951         --              521,425         --           2,415,079       841,938
     (1,849)         (401)           (24)        --                  (27)        --              (1,311)          (22)
   (184,209)      (12,042)           (89)        --               (7,775)        --             (87,132)      (10,639)

 (1,127,435)     (104,067)           (30)        --                   --         --            (767,631)     (528,811)
    (49,655)           --             --         --                   --         --              (9,529)           --
-----------   -----------      ---------   --------            ---------     ------         -----------   -----------

  1,198,480     4,487,729        263,244         --              874,157         --           3,687,026     1,304,844
-----------   -----------      ---------   --------            ---------     ------         -----------   -----------

    704,045     4,526,155        260,889         --              858,110         --           3,547,762     1,272,504

  5,000,125       473,970             --         --                   --         --           1,272,504            --
-----------   -----------      ---------   --------            ---------     ------         -----------   -----------
$ 5,704,170   $ 5,000,125      $ 260,889   $     --            $ 858,110     $   --         $ 4,820,266   $ 1,272,504
===========   ===========      =========   ========            =========     ======         ===========   ===========

                        See Notes to Financial Statements

                                      -38-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                           DISCIPLINED MID CAP STOCK   DISCIPLINED SMALL CAP STOCK
                                                                   PORTFOLIO                   PORTFOLIO
                                                           -------------------------   ---------------------------
                                                              2001          2000           2001          2000
                                                           -----------   -----------   ------------   ------------

OPERATIONS:
   Net investment income (loss) ........................   $   (16,774)  $    (2,050)   $   (20,069)  $   (13,096)
   Realized gain (loss) ................................        71,182            99       (313,118)       28,880
   Change in unrealized gain (loss)
      on investments ...................................      (117,013)       19,597         70,118       (77,143)
                                                           -----------   -----------    -----------   -----------

      Net increase (decrease) in net assets
         resulting from operations .....................       (62,605)       17,646       (263,069)      (61,359)
                                                           -----------   -----------    -----------   -----------

UNIT TRANSACTIONS:
   Participant purchase payments .......................       834,030       682,319        291,285     1,549,685
   Participant transfers from other
      Travelers accounts ...............................       950,045        22,569        306,314       554,312
   Administrative charges ..............................          (635)          (10)          (494)          (95)
   Contract surrenders .................................       (45,307)       (4,490)      (158,219)     (101,529)
   Participant transfers to other
      Travelers accounts ...............................      (435,259)           --     (2,103,903)      (91,954)
   Other payments to participants ......................            --            --        (27,083)       (2,892)
                                                           -----------   -----------    -----------   -----------

      Net increase (decrease) in net assets
         resulting from unit transactions ..............     1,302,874       700,388     (1,692,100)    1,907,527
                                                           -----------   -----------    -----------   -----------

         Net increase (decrease) in net assets .........     1,240,269       718,034     (1,955,169)    1,846,168

NET ASSETS:
      Beginning of year ................................       718,034            --      1,955,169       109,001
                                                           -----------   -----------    -----------   -----------
      End of year ......................................   $ 1,958,303   $   718,034    $        --   $ 1,955,169
                                                           ===========   ===========    ===========   ===========

                                                             EQUITY INCOME PORTFOLIO
                                                           --------------------------
                                                               2001          2000
                                                           ------------   -----------

OPERATIONS:
   Net investment income (loss) ........................   $    (29,679)  $    23,353
   Realized gain (loss) ................................       (142,645)      142,676
   Change in unrealized gain (loss)
      on investments ...................................     (1,041,401)      622,586
                                                           ------------   -----------

      Net increase (decrease) in net assets
         resulting from operations .....................     (1,213,725)      788,615
                                                           ------------   -----------

UNIT TRANSACTIONS:
   Participant purchase payments .......................      5,271,918     6,471,122
   Participant transfers from other
      Travelers accounts ...............................      7,445,228     4,898,964
   Administrative charges ..............................         (4,417)         (856)
   Contract surrenders .................................       (266,180)      (72,281)
   Participant transfers to other
      Travelers accounts ...............................     (3,202,414)   (3,109,148)
   Other payments to participants ......................       (247,309)       (5,208)
                                                           ------------   -----------

      Net increase (decrease) in net assets
         resulting from unit transactions ..............      8,996,826     8,182,593
                                                           ------------   -----------

         Net increase (decrease) in net assets .........      7,783,101     8,971,208

NET ASSETS:
      Beginning of year ................................      9,766,242       795,034
                                                           ------------   -----------
      End of year ......................................   $ 17,549,343   $ 9,766,242
                                                           ============   ===========

                        See Notes to Financial Statements

                                      -39-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                           LAZARD INTERNATIONAL STOCK
FEDERATED HIGH YIELD PORTFOLIO   FEDERATED STOCK PORTFOLIO       LARGE CAP PORTFOLIO                 PORTFOLIO
------------------------------   -------------------------   ---------------------------   --------------------------
      2001          2000             2001        2000            2001           2000           2001           2000
   -----------   ---------         ---------   ---------     ------------   ------------    -----------   ----------

   $   120,358   $   2,591         $     343   $    (544)    $   (102,823)  $    (73,088)   $   (12,224)  $   4,029
       (21,402)     (1,838)            7,975       2,845         (453,986)       566,032       (241,403)    (40,472)

      (130,751)    (17,418)           18,820       7,571       (1,654,495)    (2,000,597)       (34,436)     (7,230)
   -----------   ---------         ---------   ---------     ------------   ------------    -----------   ---------

       (31,795)    (16,665)           27,138       9,872       (2,211,304)    (1,507,653)      (288,063)    (43,673)
   -----------   ---------         ---------   ---------     ------------   ------------    -----------   ---------

       591,641     269,387           151,542     131,940        1,978,203      8,417,569        390,561     344,654

       939,896      56,160           830,993      83,550        3,198,060      2,400,434      5,274,022     970,206
          (327)        (23)             (170)        (11)          (4,276)        (1,192)          (322)        (19)
       (28,499)     (1,400)             (864)       (214)        (284,870)       (76,796)       (17,894)     (5,490)

      (324,512)    (60,176)         (334,068)    (25,000)      (1,457,018)      (248,414)    (4,814,383)   (783,914)
            --          --                --          --         (256,928)       (41,441)            --          --
   -----------   ---------         ---------   ---------     ------------   ------------    -----------   ---------

     1,178,199     263,948           647,433     190,265        3,173,171     10,450,160        831,984     525,437
   -----------   ---------         ---------   ---------     ------------   ------------    -----------   ---------

     1,146,404     247,283           674,571     200,137          961,867      8,942,507        543,921     481,764

       247,283          --           200,137          --       10,310,838      1,368,331        481,764          --
   -----------   ---------         ---------   ---------     ------------   ------------    -----------   ---------
   $ 1,393,687   $ 247,283         $ 874,708   $ 200,137     $ 11,272,705   $ 10,310,838    $ 1,025,685   $ 481,764
   ===========   =========         =========   =========     ============   ============    ===========   ==========

                        See Notes to Financial Statements

                                      -40-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                           MFS EMERGING GROWTH PORTFOLIO   MFS MID CAP GROWTH PORTFOLIO    MFS RESEARCH PORTFOLIO
                                           -----------------------------   ----------------------------   ------------------------
                                                2001          2000              2001          2000           2001          2000
                                            ------------   -----------       -----------   ----------     -----------   ----------

OPERATIONS:
   Net investment income (loss) ........    $   (290,790)  $  (260,777)      $   (51,876)  $  (14,547)    $  (140,716)  $  (83,646)
   Realized gain (loss) ................         674,270       730,541           440,561        6,217         206,632       72,919
   Change in unrealized gain (loss)
      on investments ...................     (10,461,372)   (6,100,072)       (1,420,950)    (346,064)     (2,714,260)    (955,274)
                                            ------------   -----------       -----------   ----------     -----------   ----------

      Net increase (decrease) in net
         assets resulting from
            operations .................     (10,077,892)   (5,630,308)       (1,032,265)    (354,394)     (2,648,344)    (966,001)
                                            ------------   -----------       -----------   ----------     -----------   ----------

UNIT TRANSACTIONS:
   Participant purchase payments .......       2,267,518    23,068,543           949,248    3,216,919       2,021,641    7,873,166
   Participant transfers from other
      Travelers accounts ...............       5,108,566     6,567,108         1,372,010      462,371       1,840,656    1,884,445
   Administrative charges ..............          (7,998)       (3,009)           (1,691)         (46)         (3,104)        (720)
   Contract surrenders .................        (478,394)     (215,861)          (87,401)     (16,267)       (360,867)     (57,671)
   Participant transfers to other
      Travelers accounts ...............      (4,624,567)   (2,038,754)         (543,868)     (32,465)     (1,119,671)    (255,531)
   Other payments to participants ......        (183,969)      (94,872)           (3,691)          --          (7,265)          --
                                            ------------   -----------       -----------   ----------     -----------   ----------

      Net increase (decrease) in net
         assets resulting from
            unit transactions ..........       2,081,156    27,283,155         1,684,607    3,630,512       2,371,390    9,443,689
                                            ------------   -----------       -----------   ----------     -----------   ----------

         Net increase (decrease) in net
            assets .....................      (7,996,736)   21,652,847           652,342    3,276,118        (276,954)   8,477,688

NET ASSETS:
      Beginning of year ................      25,653,174     4,000,327         3,276,118           --       9,562,807    1,085,119
                                            ------------   -----------       -----------   ----------     -----------   ----------
      End of year ......................    $ 17,656,438   $25,653,174       $ 3,928,460   $3,276,118     $ 9,285,853   $9,562,807
                                            ============   ===========       ===========   ==========     ===========   ==========

                       See Notes to Financial Statements

                                      -41-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                               AIM CAPITAL APPRECIATION
STRATEGIC STOCK PORTFOLIO   TRAVELERS QUALITY BOND PORTFOLIO           PORTFOLIO          ALLIANCE GROWTH PORTFOLIO
-------------------------   --------------------------------   ------------------------   -------------------------
    2001        2000               2001          2000                2001      2000          2001          2000
  ---------   --------          -----------   ----------          ----------   ----       -----------   -----------

  $  20,524   $    440          $   100,379   $      872          $   (7,825)   $--       $  (406,711)  $  (239,070)
    (31,886)     7,987              217,540          192              (6,796)    --         3,340,749     1,088,367

    (28,955)    28,732             (106,836)      23,012              21,577     --        (8,285,129)   (5,879,920)
  ---------   --------          -----------   ----------          ----------   ----       -----------   -----------

    (40,317)    37,159              211,083       24,076               6,956     --        (5,351,091)   (5,030,623)
  ---------   --------          -----------   ----------          ----------   ----       -----------   -----------

    144,141    171,394            1,919,184      470,525             376,425     --         5,983,480    22,695,715

    514,064     65,231            7,418,992    5,049,578           1,920,648     --         6,763,677     8,676,407
       (306)       (39)              (1,731)         (10)                (21)    --           (10,319)       (2,555)
     (9,022)    (1,343)            (166,288)     (16,870)               (557)    --          (980,425)     (302,706)

   (913,282)    (3,777)          (6,997,569)     (44,302)           (729,108)    --        (3,022,979)   (1,989,659)
         --         --             (138,535)          --                  --     --          (278,074)      (61,665)
  ---------   --------          -----------   ----------          ----------   ----       -----------   -----------

   (264,405)   231,466            2,034,053    5,458,921           1,567,387     --         8,455,360    29,015,537
  ---------   --------          ------------  -----------          ----------  ----       -----------   -----------

   (304,722)   268,625            2,245,136    5,482,997           1,574,343     --         3,104,269    23,984,914

    304,722     36,097            5,482,997           --                  --     --        28,370,094     4,385,180
  ---------   --------          -----------   ----------          ----------   ----       -----------   -----------
  $      --   $304,722          $ 7,728,133   $5,482,997          $1,574,343    $--       $31,474,363   $28,370,094
  =========   ========          ===========   ==========          ==========   ====       ===========   ===========

                       See Notes to Financial Statements

                                      -42-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                     PUTNAM DIVERSIFIED INCOME   SMITH BARNEY AGGRESSIVE GROWTH
                                        MFS TOTAL RETURN PORTFOLIO           PORTFOLIO                    PORTFOLIO
                                        --------------------------   -------------------------   ------------------------------
                                           2001           2000          2001          2000            2001           2000
                                        -----------   ------------   -----------   -----------    ------------   ------------

Operations:
   Net investment income (loss) .....   $   387,098   $    42,806    $   100,891   $    55,824    $   (836,516)  $   (330,621)
   Realized gain (loss) .............       926,463       154,299        (36,940)      (72,585)       (660,238)        16,321
   Change in unrealized gain (loss)
      on investments ................    (1,570,753)      924,506        (64,597)          981      (1,041,576)        (3,703)
                                        -----------   -----------    -----------   -----------    ------------   ------------

      Net increase (decrease) in net
      assets resulting
         from operations ............      (257,192)    1,121,611           (646)      (15,780)     (2,538,330)      (318,003)
                                        -----------   -----------    -----------   -----------    ------------   ------------

UNIT TRANSACTIONS:
   Participant purchase payments ....    14,878,821     9,329,518        591,245       212,466      22,507,940     30,469,025
   Participant transfers from other
      Travelers accounts ............    20,056,821     3,180,604      1,822,164     2,031,065      36,967,478      7,407,708
   Administrative charges ...........        (8,988)       (1,036)          (428)          (25)        (19,930)        (4,143)
   Contract surrenders ..............    (1,559,624)      (82,195)       (38,273)       (7,153)     (1,534,410)      (274,049)
   Participant transfers to other
      Travelers accounts ............    (5,730,102)     (435,655)    (1,271,699)   (1,982,020)    (18,972,897)      (930,514)
   Other payments to participants ...      (240,716)      (17,658)            --            --        (895,941)      (135,128)
                                        -----------   -----------    -----------   -----------    ------------   ------------

      Net increase (decrease) in net
         assets resulting from
            unit transactions .......    27,396,212    11,973,578      1,103,009       254,333      38,052,240     36,532,899
                                        -----------   -----------    -----------   -----------    ------------   ------------

         Net increase (decrease) in
            net assets                   27,139,020    13,095,189      1,102,363       238,553      35,513,910     36,214,896

NET ASSETS:
   Beginning of year ................    13,748,254       653,065        238,553            --      39,975,793      3,760,897
                                        -----------   -----------    -----------   -----------    ------------   ------------
   End of year ......................   $40,887,274   $13,748,254    $ 1,340,916   $   238,553    $ 75,489,703   $ 39,975,793
                                        ===========   ===========    ===========   ===========    ============   ============

                       See Notes to Financial Statements

                                      -43-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

 SMITH BARNEY HIGH INCOME    SMITH BARNEY INTERNATIONAL ALL   SMITH BARNEY LARGE CAP VALUE        SMITH BARNEY LARGE
       PORTFOLIO                  CAP GROWTH PORTFOLIO                  PORTFOLIO            CAPITALIZATION GROWTH PORTFOLIO
--------------------------   ------------------------------   ----------------------------   -------------------------------
    2001          2000            2001            2000            2001          2000               2001          2000
------------   -----------    -------------   ------------     -----------   -----------        -----------   -----------

$    876,356   $   223,373    $    (194,130)  $    (71,706)    $    (9,912)  $   (12,082)       $  (556,814)  $  (308,631)
    (787,180)     (148,894)      (2,880,151)    (1,572,149)        692,449       145,425           (703,651)      (34,063)

    (719,521)     (441,585)         434,359       (546,519)     (2,574,362)      955,734         (4,115,180)   (2,960,508)
------------   -----------    -------------   ------------     -----------   -----------        -----------   -----------

    (630,345)     (367,106)      (2,639,922)    (2,190,374)     (1,891,825)    1,089,077         (5,375,645)   (3,303,202)
------------   -----------    -------------   ------------     -----------   -----------        -----------   -----------

   3,998,770     3,898,304        1,188,949     10,175,103       8,338,106     7,113,171         10,000,379    24,307,575

  13,904,906     3,171,570      245,968,964     43,636,578      12,523,115     3,614,375          8,983,147     8,453,061
      (2,155)         (525)          (3,328)        (1,330)         (4,457)         (668)           (12,809)       (3,441)
    (381,653)     (106,042)        (262,879)      (149,820)       (485,410)     (153,544)          (837,531)     (464,085)

 (12,313,267)   (2,067,169)    (247,516,591)   (40,533,327)     (7,286,336)     (577,217)        (4,274,517)   (1,583,452)
     (85,194)      (11,018)        (108,742)       (80,842)       (424,023)           --           (440,297)     (171,671)
------------   -----------    -------------   ------------     -----------   -----------        -----------   -----------

   5,121,407     4,885,120         (733,627)    13,046,362      12,660,995     9,996,117         13,418,372    30,537,987
------------   -----------    -------------   ------------     -----------   -----------        -----------   -----------

   4,491,062     4,518,014       (3,373,549)    10,855,988      10,769,170    11,085,194          8,042,727    27,234,785

   5,181,610       663,596       12,578,617      1,722,629      12,878,494     1,793,300         32,759,741     5,524,956
------------   -----------    -------------   ------------     -----------   -----------        -----------   -----------
$  9,672,672   $ 5,181,610    $   9,205,068   $ 12,578,617     $23,647,664   $12,878,494        $40,802,468   $32,759,741
============   ===========    =============   ============     ===========   ===========        ===========   ===========

                       See Notes to Financial Statements

                                      -44-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                   SMITH BARNEY MID CAP CORE     SMITH BARNEY MONEY MARKET
                                                          PORTFOLIO                     PORTFOLIO
                                                   -------------------------   -----------------------------
                                                     2001           2000           2001            2000
                                                   -----------   -----------   -------------   -------------

OPERATIONS:
   Net investment income (loss) ................   $  (255,455)  $   (47,510)  $     747,711   $     653,217
   Realized gain (loss) ........................      (226,050)       12,173              --              --
   Change in unrealized gain (loss)
      on investments ...........................    (1,312,955)      338,877              --              --
                                                   -----------   -----------   -------------   -------------

      Net increase (decrease) in net assets
        resulting from operations ..............    (1,794,460)      303,540         747,711         653,217
                                                   -----------   -----------   -------------   -------------

UNIT TRANSACTIONS:
   Participant purchase payments ...............     5,060,222     8,691,300      43,969,020      44,640,447
   Participant transfers from other
      Travelers accounts .......................     6,014,114     3,248,667     478,550,442      81,696,598
   Administrative charges ......................        (5,862)       (1,006)         (5,378)           (988)
   Contract surrenders .........................      (774,699)      (68,689)     (1,387,121)       (245,982)
   Participant transfers to other
      Travelers accounts .......................    (1,727,331)     (151,410)   (485,418,905)   (105,733,925)
   Other payments to participants ..............       (66,005)     (186,565)       (224,907)             --
                                                   -----------   -----------   -------------   -------------

      Net increase (decrease) in net assets
        resulting from unit transactions .......     8,500,439    11,532,297      35,483,151      20,356,150
                                                   -----------   -----------   -------------   -------------

         Net increase (decrease) in net assets..     6,705,979    11,835,837      36,230,862      21,009,367

NET ASSETS:
      Beginning of year ........................    13,099,621     1,263,784      27,882,550       6,873,183
                                                   -----------   -----------   -------------   -------------
      End of year ..............................   $19,805,600   $13,099,621   $  64,113,412   $  27,882,550
                                                   ===========   ===========   =============   =============

                                                   TRAVELERS MANAGED INCOME
                                                          PORTFOLIO
                                                   -------------------------
                                                       2001         2000
                                                   -----------    ----------

OPERATIONS:
   Net investment income (loss) ................   $   222,964    $   49,165
   Realized gain (loss) ........................        49,503           227
   Change in unrealized gain (loss)
     on investments ............................       (75,202)      116,696
                                                   -----------    ----------

      Net increase (decrease) in net assets
        resulting from operations ..............        197,265       166,088
                                                   -----------    ----------

UNIT TRANSACTIONS:
   Participant purchase payments ...............     4,520,097     2,074,102
   Participant transfers from other
      Travelers accounts .......................     7,637,694     1,380,713
   Administrative charges ......................        (2,271)         (399)
   Contract surrenders .........................      (524,538)      (45,565)
   Participant transfers to other
      Travelers accounts .......................    (2,290,375)     (101,955)
   Other payments to participants ..............       (79,505)       (4,305)
                                                   -----------    ----------

      Net increase (decrease) in net assets
        resulting from unit transactions .......     9,261,102     3,302,591
                                                   -----------    ----------

         Net increase (decrease) in net assets..     9,458,367     3,468,679

NET ASSETS:
      Beginning of year ........................     4,007,914       539,235
                                                   -----------    ----------
      End of year ..............................   $13,466,281    $4,007,914
                                                   ===========    ==========

                       See Notes to Financial Statements

                                      -45-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                  COMSTOCK PORTFOLIO                                  ENTERPRISE PORTFOLIO
VAN KAMPEN ENTERPRISE PORTFOLIO    - CLASS II SHARES    EMERGING GROWTH PORTFOLIO      - CLASS II SHARES
-------------------------------   ------------------   ----------------------------   --------------------
     2001             2000          2001       2000         2001            2000         2001      2000
  -----------     -----------     --------     ----    ------------    ------------     -------    ----

  $  (100,276)    $   (73,440)    $ (4,308)     $--    $   (486,345)   $   (480,315)    $  (121)     $--
      844,982         580,227      (13,355)      --      (3,719,731)        (89,529)          2       --

   (2,629,449)     (2,024,573)     (18,102)      --     (10,306,735)     (8,491,384)      1,103       --
  -----------     -----------     --------     ----    ------------    ------------     -------     ----

   (1,884,743)     (1,517,786)     (35,765)      --     (14,512,811)     (9,061,228)        984       --
  -----------     -----------     --------     ----    ------------    ------------     -------     ----

      646,056       7,325,472      236,617       --       5,196,579      35,922,497       5,425       --

      988,900       1,949,591      860,925       --      11,122,539      18,468,771      34,267       --
       (2,406)           (818)        (199)      --         (13,562)         (5,310)         (2)      --
     (123,197)        (48,981)     (25,742)      --      (1,039,612)       (609,635)       (351)      --

   (1,398,075)       (635,778)     (99,741)      --     (10,457,108)    (11,477,615)       (149)      --
      (68,020)        (30,503)          --       --        (534,526)       (130,831)         --       --
  -----------     -----------     --------     ----    ------------    ------------     -------     ----

       43,258       8,558,983      971,860       --       4,274,310      42,167,877      39,190       --
  -----------     -----------     --------     ----    ------------    ------------     -------     ----

   (1,841,485)      7,041,197      936,095       --     (10,238,501)     33,106,649      40,174       --

    8,252,097       1,210,900           --       --      41,789,656       8,683,007          --       --
  -----------     -----------     --------     ----    ------------    ------------     -------     ----
  $ 6,410,612     $ 8,252,097     $936,095      $--    $ 31,551,155    $ 41,789,656     $40,174      $--
  ===========     ===========     ========     ====    ============    ============     =======     ====

                       See Notes to Financial Statements

                                      -46-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                              SMITH BARNEY SMALL CAP GROWTH    CONTRAFUND(R) PORTFOLIO -   CONTRAFUND(R) PORTFOLIO -
                                                 OPPORTUNITIES PORTFOLIO            SERVICE CLASS              SERVICE CLASS 2
                                              -----------------------------   --------------------------   ------------------------
                                                      2001       2000            2001           2000          2001          2000
                                                    ---------    ----         -----------    -----------   ----------    ----------

OPERATIONS:
   Net investment income (loss) ............        $  (1,191)    $--         $  (132,997)   $  (171,858)  $  (20,759)   $   (7,341)
   Realized gain (loss) ....................             (873)     --            (322,707)       793,848      (31,715)       (2,616)
   Change in unrealized gain (loss)
      on investments .......................           30,475      --          (2,037,745)    (1,837,374)    (179,190)      (61,759)
                                                    ---------    ----         -----------    -----------   ----------    ----------

      Net increase (decrease) in net assets
        resulting from operations ..........           28,411      --          (2,493,449)    (1,215,384)    (231,664)      (71,716)
                                                    ---------    ----         -----------    -----------   ----------    ----------

UNIT TRANSACTIONS:
   Participant purchase payments ...........           27,287      --           1,524,194     10,354,928    1,183,144     1,614,352
   Participant transfers from other
      Travelers accounts ...................          493,435      --           2,326,570      4,036,564    1,604,505       208,037
   Administrative charges ..................              (35)     --              (5,637)        (1,911)      (1,145)          (74)
   Contract surrenders .....................           (3,979)     --            (474,351)      (308,211)     (32,066)       (8,400)
   Participant transfers to other
      Travelers accounts ...................         (150,590)     --          (2,475,292)      (496,192)    (579,795)      (65,793)
   Other payments to participants ..........               --      --            (200,509)       (51,234)     (23,338)           --
                                                    ---------    ----         -----------    -----------   ----------    ----------

      Net increase (decrease) in net assets
        resulting from unit transactions....          366,118      --             694,975     13,533,944    2,151,305     1,748,122
                                                    ---------    ----         -----------    -----------   ----------    ----------

        Net increase (decrease) in
            net assets .....................          394,529      --          (1,798,474)    12,318,560    1,919,641     1,676,406

NET ASSETS:
      Beginning of year ....................               --      --          17,321,195      5,002,635    1,676,406            --
                                                    ---------    ----         -----------    -----------   ----------    ----------
      End of year ..........................        $ 394,529     $--         $15,522,721    $17,321,195   $3,596,047    $1,676,406
                                                    =========    ====         ===========    ===========   ==========    ==========

                       See Notes to Financial Statements

                                      -47-

THE TRAVELERS FUND BD IV
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

DYNAMIC CAPITAL APPRECIATION   MID CAP PORTFOLIO-SERVICE
    PORTFOLIO-SERVICE 2                  CLASS 2                       COMBINED
----------------------------   -------------------------   ---------------------------------
       2001     2000                 2001      2000              2001              2000
     --------   ----               ---------   ----        ---------------    --------------

     $   (96)    $--                $   (831)   $--        $   (12,953,618)   $  (14,936,425)
      (2,020)     --                      --     --              4,822,838         7,426,186

         982      --                   8,801     --           (181,696,448)     (116,430,864)
     -------    ----                --------   ----        ---------------    --------------

      (1,134)     --                   7,970     --           (189,827,228)     (123,941,103)
     -------    ----                --------   ----        ---------------    --------------

      14,171      --                 159,440     --            413,364,024       685,782,579

       8,705      --                  30,548     --          1,265,046,660       328,129,675
          (2)     --                      (1)    --               (344,843)         (122,842)
          --      --                  (1,919)    --            (40,607,870)      (31,454,370)

          --      --                      --     --         (1,138,567,544)     (243,086,079)
          --      --                      --     --            (12,878,674)      (11,589,502)
     -------    ----                --------   ----        ---------------    --------------

      22,874      --                 188,068     --            486,011,753       727,659,461
     -------    ----                --------   ----        ---------------    --------------

      21,740      --                 196,038     --            296,184,525       603,718,358

          --      --                      --     --          1,166,279,791       562,561,433
     -------    ----                --------   ----        ---------------    --------------
     $21,740     $--                $196,038    $--        $ 1,462,464,316    $1,166,279,791
     =======    ====                ========   ====        ===============    ==============

                       See Notes to Financial Statements

                                      -48-

NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Fund BD IV for Variable Annuities ("Fund BD IV") is a
     separate account of The Travelers Life and Annuity Company ("Travelers
     Life"), which is a wholly owned subsidiary of The Travelers Insurance
     Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup
     Inc., and is available for funding certain variable annuity contracts issued by Travelers Life. Fund BD IV is registered under the Investment
     Company Act of 1940, as amended, as a unit investment trust. Fund BD IV includes the Travelers Index Annuity, Travelers Vintage XTRA and Portfolio
     Architect XTRA Annuity products.

     Participant purchase payments applied to Fund BD IV are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2001, the investments comprising Fund BD IV were:

        Capital Appreciation Fund, Massachusetts business trust, affiliate of The Travelers
        Money Market Portfolio, Massachusetts business trust, affiliate of The Travelers
        AIM Variable Insurance Funds, Inc., Delaware business trust
           AIM V. I.  Value Fund
        Alliance Variable Product Series Fund, Inc., Maryland business trust
           Premier Growth Portfolio - Class B
        American Variable Insurance Series, Massachusetts business trust
           Global Growth Fund - Class 2
           Growth Fund - Class 2
           Growth-Income Fund - Class 2
        Credit Suisse Warburg Pincus Trust, Massachusetts business trust (formerly Warburg Pincus Trust)
           Credit Suisse Trust Emerging Markets Portfolio (formerly Emerging Markets Portfolio)
        Delaware Group Premium Fund, Inc., Maryland business trust
           REIT Series
        Deutsche Asset Management VIT Funds, Massachusetts business trust
           EAFE(R) Equity Index Fund
           Small Cap Index Fund
        Dreyfus Variable Investment Fund, Maryland business trust
           Appreciation Portfolio - Initial Class
           Small Cap Portfolio - Initial Class
        Franklin Templeton Variable Insurance Products Trust, Massachusetts business trust
           Franklin Small Cap Fund - Class 2
           Templeton International Securities Fund - Class 2
        Greenwich Street Series Fund, Massachusetts business trust, affiliate of The Travelers
           Appreciation Portfolio
           Diversified Strategic Income Portfolio
           Equity Index Portfolio - Class I Shares
           Equity Index Portfolio - Class II Shares
           Fundamental Value Portfolio (formerly Total Return Portfolio)
        Janus Aspen Series, Delaware business trust
           Aggressive Growth Portfolio - Service Shares
           Balanced Portfolio - Service Shares
           Global Life Sciences Portfolio - Service Shares
           Global Technology Portfolio - Service Shares
           Worldwide Growth Portfolio - Service Shares
        PIMCO Variable Insurance Trust, Massachusetts business trust
           Total Return Bond Portfolio
        Putnam Variable Trust, Massachusetts business trust
           Putnam VT International Growth Fund - Class IB Shares
           Putnam VT Small Cap Value Fund - Class IB Shares
           Putnam VT Voyager II Fund - Class IB Shares

                                      -49-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        Salomon Brothers Variable Series Fund Inc., Maryland business trust, affiliate of The Travelers
           Capital Fund
           Investors Fund
           Small Cap Growth Fund
        Smith Barney Investment Series, Massachusetts business trust, affiliate of The Travelers
           Smith Barney Large Cap Core Portfolio
           Smith Barney Premier Selections All Cap Growth Portfolio
        The Travelers Series Trust, Massachusetts business trust, affiliate of The Travelers
           Convertible Bond Portfolio
           Disciplined Mid Cap Stock Portfolio
           Equity Income Portfolio
           Federated High Yield Portfolio
           Federated Stock Portfolio
           Large Cap Portfolio
           Lazard International Stock Portfolio
           MFS Emerging Growth Portfolio
           MFS Mid Cap Growth Portfolio
           MFS Research Portfolio
           Travelers Quality Bond Portfolio
        Travelers Series Fund Inc., Maryland business trust, affiliate of The Travelers
           AIM Capital Appreciation Portfolio
           Alliance Growth Portfolio
           MFS Total Return Portfolio
           Putnam Diversified Income Portfolio
           Smith Barney Aggressive Growth Portfolio
           Smith Barney High Income Portfolio
           Smith Barney International All Cap Growth Portfolio (formerly Smith Barney International Equity Portfolio)
           Smith Barney Large Cap Value Portfolio
           Smith Barney Large Capitalization Growth Portfolio
           Smith Barney Mid Cap Core Portfolio (formerly Smith Barney Mid Cap Portfolio)
           Smith Barney Money Market Portfolio
           Travelers Managed Income Portfolio
           Van Kampen Enterprise Portfolio
        Van Kampen Life Investment Trust, Delaware business trust
           Comstock Portfolio - Class II Shares
           Emerging Growth Portfolio
           Enterprise Portfolio - Class II Shares
        Variable Annuity Portfolios, Massachusetts business trust, affiliate of The Travelers
           Smith Barney Small Cap Growth Opportunities Portfolio
        Variable Insurance Products Fund II, Massachusetts business trust
           Contrafund(R) Portfolio - Service Class
           Contrafund(R) Portfolio - Service Class 2
        Variable Insurance Products Fund III, Massachusetts business trust
           Dynamic Capital Appreciation Portfolio - Service Class 2
           Mid Cap Portfolio - Service Class 2

     Not all funds may be available in all states or to all contract owners.

     Effective October 26, 2001, the assets of Strategic Stock Portfolio of The
     Travelers Series Trust were combined into Investors Fund of Salomon
     Brothers Variable Series Fund Inc. At the effective date Fund BD IV held
     68,044 shares of Strategic Stock Portfolio having a market value of
     $609,148, which were exchanged for 49,848 shares of Investors Fund equal in value.

                                      -50-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Effective October 26, 2001, the assets of Disciplined Small Cap Stock
     Portfolio of The Travelers Series Trust were liquidated. At the effective date, Fund BD IV held 117,053 shares of Disciplined Small Cap Stock
     Portfolio having a market value of $1,027,707, which were used to purchase
     84,204 shares of Money Market Portfolio and 943,502 shares of Smith Barney
     Money Market Portfolio of the Travelers Series Fund Inc., equal in value.

     The following is a summary of significant accounting policies consistently followed by Fund BD IV in the preparation of its financial statements.

     SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

     SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date. In 2001, net dividend income and realized gain (loss) distributions were disclosed separately as net investment income and realized gain (loss) on the Statement of Changes in
     Net Assets. Prior year information has been reclassified for comparative purposes.

     FEDERAL INCOME TAXES. The operations of Fund BD IV form a part of the total operations of Travelers Life and are not taxed separately. Travelers Life is taxed as a life insurance company under the Internal Revenue Code of
     1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund BD IV. Fund BD IV is not taxed as a "regulated investment company" under Subchapter M of the Code.

     FINANCIAL HIGHLIGHTS. In 2001, Fund BD IV adopted the financial highlights disclosure recommended by the AICPA Audit Guide for Investment Companies.
     It is comprised of the units, unit values, net assets, investment income ratio, expense ratios and total returns for each sub-account. As each sub-account offers multiple contract charges, certain information is provided in the form of a range. In certain instances, the range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

     OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
     Actual results could differ from those estimates.

2.   INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments were $1,590,298,625 and $1,069,431,749 respectively, for the year ended
     December 31, 2001. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $1,681,680,815 at December 31, 2001. Gross unrealized appreciation for all investments at December 31, 2001 was $463,185. Gross unrealized depreciation for all investments at December 31, 2001 was
     $219,464,742.

3.   CONTRACT CHARGES

     Insurance charges are paid for the mortality and expense risks assumed by
     Travelers Life. Each business day, Travelers Life deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.25% and
     1.45% of the amounts held in each funding option for the Standard Death
     Benefit and Enhanced Death Benefit, respectively.

     For contract holders who elect the Enhanced Stepped-Up Provision (ESP), there is an additional charge, on an annual basis, of 0.20% of the amounts held in each funding option. This charge is also deducted each business day and reflected in the calculation of accumulation unit values.

                                      -51-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

2.   CONTRACT CHARGES (CONTINUED)

     Administrative fees are paid for administrative expenses. This fee is also deducted each business day and reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 0.15% of the amount held in each funding option.

     For the Travelers Index Annuity contracts in the accumulation phase with a contract value less than $50,000, an annual charge of $30 (prorated for partial periods) is deducted from participant account balances and paid to
     Travelers Life to cover contract administrative charges. For the Travelers
     Vintage XTRA and Portfolio Architect XTRA Annuity contracts in the accumulation phase with a contract value less than $100,000, an annual charge of $40 (prorated for partial periods) is deducted from participant account balances and paid to Travelers Life to cover contract administrative charges.

     Participants in the Equity Index Portfolio of the Travelers Index Annuity
     product may elect, at the time of purchase, to obtain a Principal
     Protection Feature. Under this feature, Travelers Life will guarantee that the value of the contract after eight years will be at least equal to 115%,
     100% or 90% of the purchase payment. The annual fee, which depends on the level of protection that is chosen as well as market conditions, is equivalent to an amount of up to 2.00% of the participant's contract value.
     Additionally, participants who withdraw from this feature before the end of the eighth contact year will be subject to a withdrawal fee of up to 4% of the original purchase payment withdrawn.

     No sales charge is deducted from participant purchase payments when they are received. However, for the Travelers Index Annuity products, Travelers
     Life generally assesses a contingent deferred sales charge of up to 6% if a participant's purchase payment is surrendered within eight years of its payment date. For the Travelers Vintage XTRA and Portfolio Architect XTRA
     Annuity products, Travelers Life generally assesses a contingent deferred sales charge of up to 8% if a participant's purchase payment is surrendered within nine years of its payment date Contract surrender payments include
     $803,851 and $1,339,413 of contingent deferred sales charges for the years ended December 31, 2001 and 2000 respectively.

                                      -52-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

4. NET CONTRACT OWNERS' EQUITY

                                                      DECEMBER 31, 2001
                                             -----------------------------------

                                             ACCUMULATION    UNIT
                                                UNITS       VALUE    NET ASSETS
                                             ------------   ------   ----------
Capital Appreciation Fund
      Standard Death Benefit .............    14,174,851    $0.541    $7,669,460
      Standard Death Benefit E.S.P. 20 ...        63,779     0.540        34,455
      Enhanced Death Benefit .............     5,279,528     0.539     2,847,060
      Enhanced Death Benefit E.S.P. 20 ...       649,554     0.538       349,740

Money Market Portfolio
      Standard Death Benefit .............     9,720,709     1.158    11,254,486
      Standard Death Benefit E.S.P. 20 ...       409,277     1.156       473,120
      Enhanced Death Benefit .............     2,937,481     1.148     3,372,491
      Enhanced Death Benefit E.S.P. 20 ...       311,856     1.146       357,486

AIM Variable Insurance Funds, Inc.
   AIM V.I. Value Fund
      Standard Death Benefit .............       772,623     0.885       683,768
      Standard Death Benefit E.S.P. 20 ...        38,368     0.884        33,910
      Enhanced Death Benefit .............       672,046     0.884       593,963
      Enhanced Death Benefit E.S.P. 20 ...       241,785     0.883       213,405

Alliance Variable Product Series Fund, Inc.
   Premier Growth Portfolio - Class B
      Standard Death Benefit .............    30,657,551     0.753    23,098,231
      Standard Death Benefit E.S.P. 20 ...       472,388     0.752       355,359
      Enhanced Death Benefit .............    29,036,888     0.750    21,782,954
      Enhanced Death Benefit E.S.P. 20 ...     2,203,655     0.749     1,650,604

American Variable Insurance Series
   Global Growth Fund - Class 2
      Standard Death Benefit .............    10,783,871     0.880     9,494,759
      Standard Death Benefit E.S.P. 20 ...        39,649     0.879        34,855
      Enhanced Death Benefit .............    18,176,320     0.877    15,934,456
      Enhanced Death Benefit E.S.P. 20 ...     1,544,419     0.875     1,351,844
   Growth Fund - Class 2
      Standard Death Benefit .............    24,168,621     0.984    23,785,747
      Standard Death Benefit E.S.P. 20 ...       507,376     0.983       498,567
      Enhanced Death Benefit .............    38,023,813     0.980    37,259,885
      Enhanced Death Benefit E.S.P. 20 ...     4,340,090     0.978     4,246,336
   Growth-Income Fund - Class 2
      Standard Death Benefit .............    17,618,589     1.110    19,560,837
      Standard Death Benefit E.S.P. 20 ...       176,771     1.109       195,954
      Enhanced Death Benefit .............    27,111,322     1.105    29,970,444
      Enhanced Death Benefit E.S.P. 20 ...     2,553,991     1.104     2,818,992

                                      -53-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                   DECEMBER 31, 2001
                                                          ----------------------------------
                                                          ACCUMULATION   UNIT
                                                              UNITS      VALUE    NET ASSETS
                                                          ------------   ------   ----------

Credit Suisse Warburg Pincus Trust
   Credit Suisse Trust Emerging Markets Portfolio
      Standard Death Benefit ..........................       952,772    $0.667     $635,192
      Standard Death Benefit E.S.P. 20 ................            --     0.666           --
      Enhanced Death Benefit ..........................       206,344     0.664      137,106
      Enhanced Death Benefit E.S.P. 20 ................         4,156     0.663        2,757

Delaware Group Premium Fund, Inc
   REIT Series
      Standard Death Benefit ..........................       481,199     1.258      605,425
      Standard Death Benefit E.S.P. 20 ................         6,450     1.256        8,102
      Enhanced Death Benefit ..........................       208,173     1.254      261,046
      Enhanced Death Benefit E.S.P. 20 ................        11,465     1.252       14,355

Deutsche Asset Management VIT Funds
   EAFE(R) Equity Index Fund
      Standard Death Benefit ..........................     1,593,715     0.896    1,427,365
      Enhanced Death Benefit ..........................     1,033,994     0.888      918,329
   Small Cap Index Fund
      Standard Death Benefit ..........................     2,628,097     1.030    2,707,575
      Enhanced Death Benefit ..........................     4,365,639     1.022    4,459,665

Dreyfus Variable Investment Fund
   Appreciation Portfolio - Initial Class
      Standard Death Benefit ..........................       644,927     0.873      563,256
      Standard Death Benefit E.S.P. 20 ................         2,817     0.872        2,457
      Enhanced Death Benefit ..........................       411,354     0.870      358,063
      Enhanced Death Benefit E.S.P. 20 ................        34,515     0.869       29,998
   Small Cap Portfolio - Initial Class
      Standard Death Benefit ..........................     3,011,491     0.955    2,876,257
      Standard Death Benefit E.S.P. 20 ................         1,380     0.954        1,316
      Enhanced Death Benefit ..........................     1,341,650     0.952    1,277,115
      Enhanced Death Benefit E.S.P. 20 ................        27,031     0.950       25,692

Franklin Templeton Variable Insurance Products Trust
   Franklin Small Cap Fund - Class 2
      Standard Death Benefit ..........................     5,511,086     0.807    4,444,752
      Standard Death Benefit E.S.P. 20 ................        11,089     0.805        8,930
      Enhanced Death Benefit ..........................     7,990,242     0.803    6,416,780
      Enhanced Death Benefit E.S.P. 20 ................       263,943     0.802      211,641
   Templeton International Securities Fund - Class 2
      Standard Death Benefit ..........................     6,615,238     0.884    5,850,673
      Standard Death Benefit E.S.P. 20 ................       372,306     0.883      328,771
      Enhanced Death Benefit ..........................     6,421,299     0.881    5,654,730
      Enhanced Death Benefit E.S.P. 20 ................       629,693     0.879      553,668

                                      -54-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                          DECEMBER 31, 2001
                                                  ------------------------------------
                                                  ACCUMULATION   UNIT
                                                     UNITS       VALUE     NET ASSETS
                                                  ------------   ------   ------------

Greenwich Street Series Fund
   Appreciation Portfolio
      Standard Death Benefit ..................      5,617,721   $0.971     $5,452,319
      Standard Death Benefit E.S.P.  20 .......         67,228    0.969         65,148
      Enhanced Death Benefit ..................      6,870,740    0.966      6,639,754
      Enhanced Death Benefit E.S.P.  20 .......      1,776,997    0.965      1,714,616
   Diversified Strategic Income Portfolio
      Standard Death Benefit ..................      5,810,704    1.030      5,986,565
      Standard Death Benefit E.S.P.  20 .......         19,815    1.029         20,383
      Enhanced Death Benefit ..................      6,858,335    1.026      7,035,652
      Enhanced Death Benefit E.S.P.  20 .......        893,723    1.024        915,415
   Equity Index Portfolio - Class I Shares
      Standard Death Benefit
         0.0000% Principal Protection Fee .....     20,629,586    1.228     25,327,806
         0.8000% Principal Protection Fee .....        208,086    1.186        246,836
         0.8500% Principal Protection Fee .....        412,443    0.992        409,262
         0.9500% Principal Protection Fee .....        875,616    1.181      1,034,188
         1.0000% Principal Protection Fee .....      3,447,650    1.072      3,695,060
         1.1000% Principal Protection Fee .....      5,259,396    1.171      6,158,846
         1.1500% Principal Protection Fee .....      2,206,092    0.786      1,734,707
         1.3500% Principal Protection Fee .....     20,053,886    1.162     23,311,818
         1.4500% Principal Protection Fee .....     14,259,216    0.970     13,829,875
         1.5000% Principal Protection Fee .....    169,081,134    1.151    194,622,693
         1.6500% Principal Protection Fee .....     69,196,522    0.907     62,768,055
         1.8000% Principal Protection Fee .....    105,990,123    0.829     87,917,486
         1.9000% Principal Protection Fee .....        105,066    1.137        119,495
         2.0000% Principal Protection Fee .....        975,085    1.052      1,025,983
      Enhanced Death Benefit
         0.0000% Principal Protection Fee .....     11,804,188    1.217     14,368,351
         0.8000% Principal Protection Fee .....             --    1.176             --
         0.8500% Principal Protection Fee .....             --    0.985             --
         0.9500% Principal Protection Fee .....         30,341    1.172         35,552
         1.0000% Principal Protection Fee .....        680,609    1.065        724,593
         1.1000% Principal Protection Fee .....      2,223,866    1.161      2,581,859
         1.1500% Principal Protection Fee .....        153,186    0.784        120,111
         1.3500% Principal Protection Fee .....      5,140,439    1.153      5,928,304
         1.4500% Principal Protection Fee .....      4,677,523    0.963      4,504,358
         1.5000% Principal Protection Fee .....     60,867,189    1.141     69,460,053
         1.6500% Principal Protection Fee .....     25,578,435    0.906     23,172,819
         1.8000% Principal Protection Fee .....     39,792,138    0.826     32,855,872
         1.9000% Principal Protection Fee .....        142,450    1.128        160,732
         2.0000% Principal Protection Fee .....        162,824    1.044        169,988
   Equity Index Portfolio - Class II Shares
      Standard Death Benefit ..................     14,784,877    0.822     12,149,333
      Standard Death Benefit E.S.P. 20 ........         18,820    0.820         15,441
      Enhanced Death Benefit ..................      8,473,334    0.818      6,933,218
      Enhanced Death Benefit E.S.P.  20 .......      2,026,387    0.817      1,655,531

                                      -55-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                     DECEMBER 31, 2001
                                                             -----------------------------------
                                                             ACCUMULATION   UNIT
                                                                UNITS       VALUE    NET ASSETS
                                                             ------------   ------   -----------

Greenwich Street Series Fund (continued)
   Fundamental Value Portfolio
      Standard Death Benefit .............................     8,723,448    $1.163   $10,147,560
      Standard Death Benefit E.S.P.  20 ..................       394,244     1.161       457,895
      Enhanced Death Benefit .............................    11,718,159     1.158    13,574,258
      Enhanced Death Benefit E.S.P.  20 ..................     4,922,412     1.157     5,693,380

Janus Aspen Series
   Aggressive Growth Portfolio - Service Shares
      Standard Death Benefit .............................     9,326,575     0.401     3,743,201
      Standard Death Benefit E.S.P.  20 ..................        37,119     0.401        14,874
      Enhanced Death Benefit .............................    11,884,574     0.400     4,753,889
      Enhanced Death Benefit E.S.P.  20 ..................       957,864     0.399       382,564
   Balanced Portfolio - Service Shares
      Standard Death Benefit .............................     5,320,731     0.911     4,849,251
      Standard Death Benefit E.S.P.  20 ..................        37,431     0.910        34,061
      Enhanced Death Benefit .............................       886,354     0.908       805,124
      Enhanced Death Benefit E.S.P.  20 ..................       240,552     0.907       218,171
   Global Life Sciences Portfolio - Service Shares
      Standard Death Benefit .............................     1,835,830     0.931     1,709,625
      Standard Death Benefit E.S.P.  20 ..................        17,231     0.930        16,021
      Enhanced Death Benefit .............................       784,602     0.928       728,233
      Enhanced Death Benefit E.S.P.  20 ..................        86,995     0.927        80,620
   Global Technology Portfolio - Service Shares
      Standard Death Benefit .............................     4,187,835     0.415     1,738,147
      Standard Death Benefit E.S.P.  20 ..................        33,528     0.414        13,894
      Enhanced Death Benefit .............................       936,653     0.414       387,453
      Enhanced Death Benefit E.S.P.  20 ..................       156,658     0.413        64,706
   Worldwide Growth Portfolio - Service Shares
      Standard Death Benefit .............................     6,907,600     0.609     4,206,092
      Standard Death Benefit E.S.P.  20 ..................        43,089     0.608        26,196
      Enhanced Death Benefit .............................     2,535,231     0.607     1,538,559
      Enhanced Death Benefit E.S.P.  20 ..................       538,280     0.606       326,165

PIMCO Variable Insurance Trust
   Total Return Bond Portfolio
      Standard Death Benefit .............................     3,528,611     1.053     3,715,254
      Standard Death Benefit E.S.P.  20 ..................       133,797     1.051       140,686
      Enhanced Death Benefit .............................     4,242,977     1.051     4,461,437
      Enhanced Death Benefit E.S.P.  20 ..................     1,040,045     1.050     1,092,130

Putnam Variable Trust
   Putnam VT International Growth Fund - Class IB Shares
      Standard Death Benefit .............................       239,877     0.857       205,630
      Standard Death Benefit E.S.P.  20 ..................        12,419     0.856        10,632
      Enhanced Death Benefit .............................       749,754     0.856       641,856
      Enhanced Death Benefit E.S.P.  20 ..................        86,605     0.855        74,042

                                      -56-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                         DECEMBER 31, 2001
                                                                 -----------------------------------
                                                                 ACCUMULATION   UNIT
                                                                    UNITS       VALUE    NET ASSETS
                                                                 ------------   ------   -----------

Putnam Variable Trust (continued)
   Putnam VT Small Cap Value Fund - Class IB Shares
      Standard Death Benefit .................................     1,040,422    $1.088   $ 1,132,490
      Standard Death Benefit E.S.P.  20 ......................        19,095     1.087        20,757
      Enhanced Death Benefit .................................       839,211     1.087       912,247
      Enhanced Death Benefit E.S.P.  20 ......................       141,792     1.086       153,927
   Putnam VT Voyager II Fund - Class IB Shares
      Standard Death Benefit .................................        82,991     0.806        66,873
      Standard Death Benefit E.S.P.  20 ......................        20,652     0.805        16,619
      Enhanced Death Benefit .................................       124,658     0.805       100,312
      Enhanced Death Benefit E.S.P.  20 ......................        14,734     0.804        11,840

Salomon Brothers Variable Series Fund Inc
   Capital Fund
      Standard Death Benefit .................................     7,452,708     1.209     9,013,862
      Standard Death Benefit E.S.P.  20 ......................       267,374     1.208       322,879
      Enhanced Death Benefit .................................     8,547,628     1.204    10,294,351
      Enhanced Death Benefit E.S.P.  20 ......................     1,624,219     1.203     1,953,133
   Investors Fund
      Standard Death Benefit .................................     6,793,914     1.089     7,398,282
      Standard Death Benefit E.S.P.  20 ......................       118,438     1.087       128,774
      Enhanced Death Benefit .................................     4,504,340     1.084     4,884,576
      Enhanced Death Benefit E.S.P.  20 ......................     1,074,948     1.083     1,163,902
   Small Cap Growth Fund
      Standard Death Benefit .................................     2,044,689     1.278     2,612,786
      Standard Death Benefit E.S.P.  20 ......................        15,650     1.276        19,968
      Enhanced Death Benefit .................................     2,141,865     1.272     2,725,166
      Enhanced Death Benefit E.S.P.  20 ......................       272,556     1.270       346,250

Smith Barney Investment Series
   Smith Barney Large Cap Core Portfolio
      Standard Death Benefit .................................        78,232     0.894        69,918
      Standard Death Benefit E.S.P.  20 ......................        18,613     0.893        16,613
      Enhanced Death Benefit .................................       144,460     0.893       128,934
      Enhanced Death Benefit E.S.P.  20 ......................        50,962     0.891        45,424
   Smith Barney Premier Selections All Cap Growth Portfolio
      Standard Death Benefit .................................       226,185     0.894       202,321
      Standard Death Benefit E.S.P.  20 ......................            --     0.893            --
      Enhanced Death Benefit .................................       480,035     0.893       428,818
      Enhanced Death Benefit E.S.P.  20 ......................       254,423     0.892       226,971

The Travelers Series Trust
   Convertible Bond Portfolio
      Standard Death Benefit .................................     3,106,317     1.005     3,121,975
      Standard Death Benefit E.S.P.  20 ......................        57,457     1.003        57,658
      Enhanced Death Benefit .................................       729,396     1.002       730,636
      Enhanced Death Benefit E.S.P.  20 ......................       909,851     1.000       909,997

                                      -57-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                          DECEMBER 31, 2001
                                                                 -----------------------------------
                                                                 ACCUMULATION   UNIT
                                                                    UNITS       VALUE    NET ASSETS
                                                                 ------------   ------   -----------

The Travelers Series Trust (continued)
   Disciplined Mid Cap Stock Portfolio
      Standard Death Benefit .................................     1,422,625    $0.991    $1,409,984
      Standard Death Benefit E.S.P. 20 .......................        30,415     0.990        30,098
      Enhanced Death Benefit .................................       517,427     0.988       511,117
      Enhanced Death Benefit E.S.P. 20 .......................         7,202     0.986         7,104
   Equity Income Portfolio
      Standard Death Benefit .................................    10,046,726     1.043    10,477,547
      Standard Death Benefit E.S.P. 20 .......................       147,790     1.041       153,890
      Enhanced Death Benefit .................................     5,670,567     1.038     5,888,275
      Enhanced Death Benefit E.S.P. 20 .......................       993,080     1.037     1,029,631
   Federated High Yield Portfolio
      Standard Death Benefit .................................       913,761     0.940       859,119
      Standard Death Benefit E.S.P. 20 .......................        31,439     0.939        29,513
      Enhanced Death Benefit .................................       490,815     0.937       459,929
      Enhanced Death Benefit E.S.P. 20 .......................        48,230     0.936        45,126
   Federated Stock Portfolio
      Standard Death Benefit .................................       732,741     1.049       768,409
      Standard Death Benefit E.S.P. 20 .......................         1,279     1.047         1,339
      Enhanced Death Benefit .................................        82,221     1.045        85,937
      Enhanced Death Benefit E.S.P. 20 .......................        18,229     1.044        19,023
   Large Cap Portfolio
      Standard Death Benefit .................................     7,970,781     0.774     6,168,170
      Standard Death Benefit E.S.P. 20 .......................       129,126     0.773        99,769
      Enhanced Death Benefit .................................     6,056,750     0.771     4,666,802
      Enhanced Death Benefit E.S.P. 20 .......................       439,291     0.769       337,964
   Lazard International Stock Portfolio
      Standard Death Benefit .................................       885,468     0.686       607,673
      Standard Death Benefit E.S.P. 20 .......................        25,867     0.685        17,725
      Enhanced Death Benefit .................................       559,918     0.684       382,972
      Enhanced Death Benefit E.S.P. 20 .......................        25,354     0.683        17,315
   MFS Emerging Growth Portfolio
      Standard Death Benefit .................................    12,537,784     0.710     8,902,041
      Standard Death Benefit E.S.P. 20 .......................        60,909     0.709        43,179
      Enhanced Death Benefit .................................    11,423,572     0.707     8,075,930
      Enhanced Death Benefit E.S.P. 20 .......................       900,007     0.706       635,288
   MFS Mid Cap Growth Portfolio
      Standard Death Benefit .................................     3,647,107     0.737     2,689,161
      Standard Death Benefit E.S.P. 20 .......................        29,507     0.736        21,723
      Enhanced Death Benefit .................................     1,549,655     0.735     1,138,827
      Enhanced Death Benefit E.S.P. 20 .......................       107,322     0.734        78,749

                                      -58-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                          DECEMBER 31, 2001
                                                                 -----------------------------------
                                                                 ACCUMULATION   UNIT
                                                                    UNITS       VALUE    NET ASSETS
                                                                 ------------   ------   -----------

The Travelers Series Trust (continued)
   MFS Research Portfolio
      Standard Death Benefit .................................     4,279,316    $0.808    $3,458,426
      Standard Death Benefit E.S.P. 20 .......................        60,196     0.807        48,573
      Enhanced Death Benefit .................................     6,519,866     0.805     5,246,470
      Enhanced Death Benefit E.S.P. 20 .......................       662,621     0.803       532,384
   Travelers Quality Bond Portfolio
      Standard Death Benefit .................................     4,591,755     1.108     5,089,120
      Standard Death Benefit E.S.P. 20 .......................        97,909     1.107       108,347
      Enhanced Death Benefit .................................     2,064,167     1.105     2,280,116
      Enhanced Death Benefit E.S.P. 20 .......................       227,168     1.103       250,550

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio
      Standard Death Benefit .................................       630,256     0.864       544,536
      Standard Death Benefit E.S.P. 20 .......................            --     0.863            --
      Enhanced Death Benefit .................................       295,944     0.863       255,354
      Enhanced Death Benefit E.S.P. 20 .......................       898,773     0.862       774,453
   Alliance Growth Portfolio
      Standard Death Benefit .................................    19,754,120     0.792    15,639,418
      Standard Death Benefit E.S.P. 20 .......................       300,275     0.790       237,361
      Enhanced Death Benefit .................................    18,452,438     0.788    14,545,856
      Enhanced Death Benefit E.S.P. 20 .......................     1,336,240     0.787     1,051,728
   MFS Total Return Portfolio
      Standard Death Benefit .................................    16,974,045     1.137    19,304,994
      Standard Death Benefit E.S.P. 20 .......................       418,483     1.136       475,210
      Enhanced Death Benefit .................................    15,105,160     1.132    17,105,315
      Enhanced Death Benefit E.S.P. 20 .......................     3,539,246     1.131     4,001,755
   Putnam Diversified Income Portfolio
      Standard Death Benefit .................................     1,000,776     1.020     1,020,442
      Standard Death Benefit E.S.P. 20 .......................         8,403     1.018         8,555
      Enhanced Death Benefit .................................       299,331     1.016       304,199
      Enhanced Death Benefit E.S.P. 20 .......................         7,608     1.015         7,720
   Smith Barney Aggressive Growth Portfolio
      Standard Death Benefit .................................    19,643,514     1.306    25,649,226
      Standard Death Benefit E.S.P. 20 .......................       665,934     1.304       868,192
      Enhanced Death Benefit .................................    32,746,985     1.300    42,574,258
      Enhanced Death Benefit E.S.P. 20 .......................     4,928,732     1.298     6,398,027
   Smith Barney High Income Portfolio
      Standard Death Benefit .................................     5,392,288     0.873     4,709,531
      Standard Death Benefit E.S.P. 20 .......................       245,081     0.872       213,718
      Enhanced Death Benefit .................................     4,622,624     0.870     4,020,095
      Enhanced Death Benefit E.S.P. 20 .......................       839,928     0.868       729,328

                                      -59-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                          DECEMBER 31, 2001
                                                                 -----------------------------------
                                                                 ACCUMULATION   UNIT
                                                                    UNITS       VALUE    NET ASSETS
                                                                 ------------   ------   -----------

Travelers Series Fund Inc. (continued)
   Smith Barney International All Cap Growth Portfolio
      Standard Death Benefit .................................     7,629,713    $0.627    $4,784,057
      Standard Death Benefit E.S.P. 20 .......................        18,316     0.626        11,467
      Enhanced Death Benefit .................................     6,861,762     0.624     4,284,297
      Enhanced Death Benefit E.S.P. 20 .......................       200,904     0.623       125,247
   Smith Barney Large Cap Value Portfolio
      Standard Death Benefit .................................     9,311,478     1.008     9,389,080
      Standard Death Benefit E.S.P. 20 .......................       133,560     1.007       134,464
      Enhanced Death Benefit .................................    11,961,529     1.004    12,009,254
      Enhanced Death Benefit E.S.P. 20 .......................     2,109,710     1.002     2,114,866
   Smith Barney Large Capitalization Growth Portfolio
      Standard Death Benefit .................................    22,512,692     0.863    19,420,240
      Standard Death Benefit E.S.P. 20 .......................       261,322     0.861       225,079
      Enhanced Death Benefit .................................    20,224,489     0.859    17,371,262
      Enhanced Death Benefit E.S.P. 20 .......................     4,414,564     0.858     3,785,887
   Smith Barney Mid Cap Core Portfolio
      Standard Death Benefit .................................     6,353,871     1.203     7,642,638
      Standard Death Benefit E.S.P. 20 .......................       116,293     1.201       139,664
      Enhanced Death Benefit .................................     9,076,242     1.198    10,870,014
      Enhanced Death Benefit E.S.P. 20 .......................       964,440     1.196     1,153,284
   Smith Barney Money Market Portfolio
      Standard Death Benefit .................................    34,802,834     1.075    37,428,201
      Standard Death Benefit E.S.P. 20 .......................       429,755     1.074       461,454
      Enhanced Death Benefit .................................    20,703,283     1.071    22,169,455
      Enhanced Death Benefit E.S.P. 20 .......................     3,792,005     1.069     4,054,302
   Travelers Managed Income Portfolio
      Standard Death Benefit .................................     5,960,679     1.116     6,654,438
      Standard Death Benefit E.S.P. 20 .......................        49,595     1.115        55,282
      Enhanced Death Benefit .................................     5,448,475     1.112     6,056,357
      Enhanced Death Benefit E.S.P. 20 .......................       630,893     1.110       700,204
   Van Kampen Enterprise Portfolio
      Standard Death Benefit .................................     3,768,279     0.753     2,836,530
      Standard Death Benefit E.S.P. 20 .......................        74,568     0.752        56,043
      Enhanced Death Benefit .................................     4,424,482     0.749     3,316,114
      Enhanced Death Benefit E.S.P. 20 .......................       269,829     0.748       201,925

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares
      Standard Death Benefit .................................       644,900     0.914       589,217
      Standard Death Benefit E.S.P. 20 .......................            --     0.912            --
      Enhanced Death Benefit .................................       221,448     0.912       202,054
      Enhanced Death Benefit E.S.P. 20 .......................       158,937     0.911       144,824
   Emerging Growth Portfolio
      Standard Death Benefit .................................    14,221,625     0.834    11,854,497
      Standard Death Benefit E.S.P. 20 .......................       422,165     0.832       351,351
      Enhanced Death Benefit .................................    21,447,162     0.830    17,799,993
      Enhanced Death Benefit E.S.P. 20 .......................     1,864,780     0.829     1,545,314

                                      -60-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                            DECEMBER 31, 2001
                                                                 --------------------------------------
                                                                 ACCUMULATION    UNIT
                                                                    UNITS        VALUE     NET ASSETS
                                                                 ------------   ------   --------------

Van Kampen Life Investment Trust (continued)
   Enterprise Portfolio - Class II Shares
      Standard Death Benefit .................................        11,890    $0.908          $10,797
      Standard Death Benefit E.S.P. 20 .......................            --     0.907               --
      Enhanced Death Benefit .................................         5,757     0.907            5,221
      Enhanced Death Benefit E.S.P. 20 .......................        26,673     0.906           24,156

Variable Annuity Portfolios
   Smith Barney Small Cap Growth Opportunities Portfolio
      Standard Death Benefit .................................       301,808     0.945          285,252
      Standard Death Benefit E.S.P. 20 .......................        13,580     0.944           12,818
      Enhanced Death Benefit .................................        84,932     0.944           80,166
      Enhanced Death Benefit E.S.P. 20 .......................        17,285     0.943           16,293

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class
      Standard Death Benefit .................................     6,912,959     0.905        6,255,047
      Standard Death Benefit E.S.P. 20 .......................        81,469     0.903           73,601
      Enhanced Death Benefit .................................     9,656,771     0.901        8,699,911
      Enhanced Death Benefit E.S.P. 20 .......................       549,352     0.900          494,162
   Contrafund(R)Portfolio - Service Class 2
      Standard Death Benefit .................................     3,578,211     0.796        2,848,815
      Standard Death Benefit E.S.P. 20 .......................        21,463     0.795           17,061
      Enhanced Death Benefit .................................       829,808     0.793          658,448
      Enhanced Death Benefit E.S.P. 20 .......................        90,527     0.792           71,723

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service Class 2
      Standard Death Benefit .................................        11,149     0.843            9,404
      Standard Death Benefit E.S.P. 20 .......................            --     0.842               --
      Enhanced Death Benefit .................................         6,006     0.842            5,059
      Enhanced Death Benefit E.S.P. 20 .......................         8,651     0.841            7,277
   Mid Cap Portfolio - Service Class 2
      Standard Death Benefit .................................       145,421     1.028          149,510
      Standard Death Benefit E.S.P. 20 .......................            --     1.027               --
      Enhanced Death Benefit .................................        38,047     1.027           39,065
      Enhanced Death Benefit E.S.P. 20 .......................         7,278     1.025            7,463
                                                                                         --------------

Net Contract Owners' Equity ..................................                           $1,462,464,316
                                                                                         ==============

                                      -61-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.   STATEMENT OF INVESTMENTS

                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                             -----------------------------------------------------
                                                                               NO. OF        MARKET        COST OF       PROCEEDS
                                                                               SHARES         VALUE       PURCHASES     FROM SALES
                                                                             ----------   ------------   -----------   -----------

INVESTMENTS

   CAPITAL APPRECIATION FUND (0.7%)
         Total (Cost $14,710,078)                                               180,797   $ 10,902,048   $ 9,081,309   $ 5,280,129
                                                                             ----------   ------------   -----------   -----------

   MONEY MARKET PORTFOLIO (1.1%)
         Total (Cost $15,451,163)                                            15,451,163     15,451,163    31,596,410    21,881,187
                                                                             ----------   ------------   -----------   -----------

   AIM VARIABLE INSURANCE FUNDS, INC. (0.1%)
      AIM V.I. Value Fund
         Total (Cost $1,560,356)                                                 65,320      1,525,226     1,731,721       163,175
                                                                             ----------   ------------   -----------   -----------

   ALLIANCE VARIABLE PRODUCT SERIES FUND, INC. (3.2%)
      Premier Growth Portfolio - Class B
         Total (Cost $66,664,074)                                             1,875,721     46,893,030    14,823,714     5,915,275
                                                                             ----------   ------------   -----------   -----------

   AMERICAN VARIABLE INSURANCE SERIES (9.9%)
      Global Growth Fund - Class 2 (Cost $38,873,268)                         2,004,433     26,819,320     9,141,886     2,933,114
      Growth Fund - Class 2 (Cost $95,780,999)                                1,492,716     65,798,933    42,101,951     3,470,700
      Growth-Income Fund - Class 2 (Cost $55,199,397)                         1,664,119     52,552,881    25,514,891       936,194
                                                                             ----------   ------------   -----------   -----------
         Total (Cost $189,853,664)                                            5,161,268    145,171,134    76,758,728     7,340,008
                                                                             ----------   ------------   -----------   -----------

   CREDIT SUISSE WARBURG PINCUS TRUST (0.1%)
      Credit Suisse Trust Emerging Markets Portfolio
         Total (Cost $859,140)                                                   91,951        775,146       931,353       276,951
                                                                             ----------   ------------   -----------   -----------

   DELAWARE GROUP PREMIUM FUND, INC. (0.1%)
      REIT Series
         Total (Cost $828,283)                                                   75,986        889,035       753,715       150,843
                                                                             ----------   ------------   -----------   -----------

   DEUTSCHE ASSET MANAGEMENT VIT FUNDS (0.7%)
      EAFE(R)Equity Index Fund (Cost $3,228,933)                                279,616      2,345,978       490,418       413,452
      Small Cap Index Fund (Cost $7,208,701)                                    668,047      7,168,147       966,584     1,108,832
                                                                             ----------   ------------   -----------   -----------
         Total (Cost $10,437,634)                                               947,663      9,514,125     1,457,002     1,522,284
                                                                             ----------   ------------   -----------   -----------

   DREYFUS VARIABLE INVESTMENT FUND (0.4%)
      Appreciation Portfolio - Initial Class (Cost $1,012,179)                   27,270        953,892       683,276       117,878
      Small Cap Portfolio - Initial Class (Cost $5,258,530)                     119,012      4,180,886     2,959,109       614,709
                                                                             ----------   ------------   -----------   -----------
         Total (Cost $6,270,709)                                                146,282      5,134,778     3,642,385       732,587
                                                                             ----------   ------------   -----------   -----------

   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (1.6%)
      Franklin Small Cap Fund - Class 2 (Cost $14,523,547)                      620,924     11,083,498     4,016,136     2,789,403
      Templeton International Securities Fund - Class 2 (Cost $14,064,118)    1,055,318     12,389,437    70,473,244    66,383,053
                                                                             ----------   ------------   -----------   -----------
         Total (Cost $28,587,665)                                             1,676,242     23,472,935    74,489,380    69,172,456
                                                                             ----------   ------------   -----------   -----------

                                      -62-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.   STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                        FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                             -------------------------------------------------------
                                                                               NO. OF        MARKET        COST OF        PROCEEDS
                                                                               SHARES        VALUE        PURCHASES      FROM SALES
                                                                             ----------   ------------   ------------   ------------

GREENWICH STREET SERIES FUND (44.8%)
   Appreciation Portfolio (Cost $14,300,302)                                    640,517   $ 13,873,606   $  7,027,793   $    563,658
   Diversified Strategic Income Portfolio (Cost $14,836,115)                  1,528,999     13,959,762      8,343,785      1,127,252
   Equity Index Portfolio - Class I Shares (Cost $630,180,778)               20,433,330    576,424,238    116,922,532      5,306,457
   Equity Index Portfolio - Class II Shares (Cost $23,474,779)                  736,816     20,756,110     11,781,038      2,629,678
   Fundamental Value Portfolio (Cost $32,022,025)                             1,565,877     29,876,938     27,076,992        700,528
                                                                             ----------   ------------   ------------   ------------
      Total (Cost $714,813,999)                                              24,905,539    654,890,654    171,152,140     10,327,573
                                                                             ----------   ------------   ------------   ------------

JANUS ASPEN SERIES (1.7%)
   Aggressive Growth Portfolio - Service Shares (Cost $9,978,490)               409,370      8,895,606     25,632,427     22,279,699
   Balanced Portfolio - Service Shares (Cost $6,299,648)                        253,424      5,907,309      3,411,993        356,173
   Global Life Sciences Portfolio - Service Shares (Cost $2,721,569)            327,072      2,534,808      1,011,958        830,604
   Global Technology Portfolio - Service Shares (Cost $4,107,534)               540,310      2,204,466      1,346,841      1,193,818
   Worldwide Growth Portfolio - Service Shares (Cost $7,665,117)                214,861      6,097,752      5,931,463      5,534,715
                                                                             ----------   ------------   ------------   ------------
      Total (Cost $30,772,358)                                                1,745,037     25,639,941     37,334,682     30,195,009
                                                                             ----------   ------------   ------------   ------------

PIMCO VARIABLE INSURANCE TRUST (0.6%)
   Total Return Bond Portfolio
      Total (Cost $9,552,857)                                                   951,536      9,410,688     10,031,314        482,153
                                                                             ----------   ------------   ------------   ------------

PUTNAM VARIABLE TRUST (0.2%)
   Putnam VT International Growth Fund - Class IB Shares (Cost $910,371)         75,478        932,905    137,127,760    136,808,253
   Putnam VT Small Cap Value Fund - Class IB Shares (Cost $2,056,404)           147,684      2,219,690      4,574,143      2,509,115
   Putnam VT Voyager II Fund - Class IB Shares (Cost $198,003)                   39,370        195,669        210,694         11,564
                                                                             ----------   ------------   ------------   ------------
      Total (Cost $3,164,778)                                                   262,532      3,348,264    141,912,597    139,328,932
                                                                             ----------   ------------   ------------   ------------

SALOMON BROTHERS VARIABLE SERIES FUND INC. (2.8%)
   Capital Fund (Cost $21,831,977)                                            1,429,494     21,585,361     16,244,802      1,359,318
   Investors Fund (Cost $13,884,808)                                          1,061,550     13,577,228      9,770,800        772,052
   Small Cap Growth Fund (Cost $5,982,864)                                      453,128      5,704,883      2,323,728      1,173,868
                                                                             ----------   ------------   ------------   ------------
      Total (Cost $41,699,649)                                                2,944,172     40,867,472     28,339,330      3,305,238
                                                                             ----------   ------------   ------------   ------------

SMITH BARNEY INVESTMENT SERIES (0.1%)
   Smith Barney Large Cap Core Portfolio (Cost $262,064)                         27,208        260,923        263,312          1,208
   Smith Barney Premier Selections All Cap Growth
    Portfolio (Cost $867,933)                                                    71,519        858,225        881,522         12,519
                                                                             ----------   ------------   ------------   ------------
      Total (Cost $1,129,997)                                                    98,727      1,119,148      1,144,834         13,727
                                                                             ----------   ------------   ------------   ------------

THE TRAVELERS SERIES TRUST (5.3%)
   Convertible Bond Portfolio (Cost $5,096,573)                                 425,871      4,820,863      4,645,907        790,314
   Disciplined Mid Cap Stock Portfolio (Cost $2,055,956)                        127,095      1,958,540      1,856,492        452,992
   Disciplined Small Cap Stock Portfolio (Cost $0)                                   --             --        635,246      2,274,463
   Equity Income Portfolio (Cost $17,987,480)                                 1,170,881     17,551,512     12,834,419      3,770,205
   Federated High Yield Portfolio (Cost $1,542,025)                             163,024      1,393,856      1,579,668        281,044
   Federated Stock Portfolio (Cost $848,421)                                     56,806        874,812        988,376        317,120
   Large Cap Portfolio (Cost $14,911,081)                                       815,782     11,274,109      4,505,379      1,418,668
   Lazard International Stock Portfolio (Cost $1,067,475)                       110,302      1,025,810      6,111,425      5,249,118
   MFS Emerging Growth Portfolio (Cost $33,607,575)                           1,603,874     17,658,650     10,135,477      4,151,888
   MFS Mid Cap Growth Portfolio (Cost $5,695,954)                               400,504      3,928,940      3,192,729        739,584

                                      -63-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.   STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                  FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                    -------------------------------------------------------------
                                                                      NO. OF         MARKET          COST OF          PROCEEDS
                                                                      SHARES         VALUE          PURCHASES        FROM SALES
                                                                    ----------   --------------   --------------   --------------

   THE TRAVELERS SERIES TRUST  (CONTINUED)
      MFS Research Portfolio (Cost $12,894,082)                      1,058,955   $    9,287,037   $    3,963,992   $    1,111,487
      Strategic Stock Portfolio (Cost $0)                                   --               --          689,676          926,301
      Travelers Quality Bond Portfolio (Cost $7,812,891)               678,583        7,729,066       10,981,004        8,847,656
                                                                    ----------   --------------   --------------   --------------
         Total (Cost $103,519,513)                                   6,611,677       77,503,195       62,119,790       30,330,840
                                                                    ----------   --------------   --------------   --------------

   TRAVELERS SERIES FUND INC. (23.1%)
      AIM Capital Appreciation Portfolio (Cost $1,552,979)             154,066        1,574,556        2,318,384          729,409
      Alliance Growth Portfolio (Cost $45,398,162)                   1,706,141       31,478,301       15,855,019        3,126,568
      MFS Total Return Portfolio (Cost $41,535,688)                  2,451,583       40,892,405       36,159,223        7,274,484
      Putnam Diversified Income Portfolio (Cost $1,404,692)            133,706        1,341,076        3,170,558        1,966,625
      Smith Barney Aggressive Growth Portfolio (Cost $76,206,185)    5,625,894       75,499,500       47,625,622       10,435,094
      Smith Barney High Income Portfolio (Cost $10,831,915)          1,130,126        9,673,876       17,616,973       11,623,085
      Smith Barney International All Cap Growth
       Portfolio (Cost $9,120,618)                                     769,163        9,206,882      241,521,139      245,796,604
      Smith Barney Large Cap Value Portfolio (Cost $25,273,272)      1,272,226       23,650,674       19,034,673        5,631,136
      Smith Barney Large Capitalization Growth
       Portfolio (Cost $47,729,554)                                  3,139,050       40,807,652       16,256,981        3,389,768
      Smith Barney Mid Cap Core Portfolio (Cost $20,698,499)         1,603,896       19,808,119        9,922,726        1,680,455
      Smith Barney Money Market Portfolio (Cost $64,093,766)        64,093,765       64,093,766      477,220,697      434,811,252
      Travelers Managed Income Portfolio (Cost $13,426,922)          1,102,123       13,467,942       11,435,220        1,951,106
      Van Kampen Enterprise Portfolio (Cost $10,975,516)               492,051        6,411,421        3,373,255        1,648,584
                                                                    ----------   --------------   --------------   --------------
         Total (Cost $368,247,768)                                  83,673,790      337,906,170      901,510,470      730,064,170
                                                                    ----------   --------------   --------------   --------------

   VAN KAMPEN LIFE INVESTMENT TRUST (2.2%)
      Comstock Portfolio Class II Shares (Cost $954,313)                82,196          936,211        1,157,114          189,446
      Emerging Growth Portfolio (Cost $49,070,450)                   1,112,665       31,555,179       12,888,660        9,119,143
      Enterprise Portfolio - Class II Shares (Cost $39,078)              2,698           40,180           39,368              292
                                                                    ----------   --------------   --------------   --------------
         Total (Cost $50,063,841)                                    1,197,559       32,531,570       14,085,142        9,308,881
                                                                    ----------   --------------   --------------   --------------

   VARIABLE ANNUITY PORTFOLIOS (0.0%)
      Smith Barney Small Cap Growth Opportunities Portfolio
         Total (Cost $364,101)                                          41,317          394,577          518,912          153,938
                                                                    ----------   --------------   --------------   --------------

   VARIABLE INSURANCE PRODUCTS FUND II (1.3%)
      Contrafund(R)Portfolio - Service Class (Cost $19,083,740)        773,912       15,524,678        3,970,096        2,959,385
      Contrafund(R)Portfolio - Service Class 2 (Cost $3,837,426)       179,824        3,596,476        2,685,575          509,024
                                                                    ----------   --------------   --------------   --------------
         Total (Cost $22,921,166)                                      953,736       19,121,154        6,655,671        3,468,409
                                                                    ----------   --------------   --------------   --------------

   VARIABLE INSURANCE PRODUCTS FUND III (0.0%)
      Dynamic Capital Appreciation Portfolio -
         Service Class 2 (Cost $20,761)                                  3,570           21,743           40,035           17,254
      Mid Cap Portfolio - Service Class 2 (Cost $187,261)               10,060          196,062          187,991              730
                                                                    ----------   --------------   --------------   --------------
         Total (Cost $208,022)                                          13,630          217,805          228,026           17,984
                                                                    ----------   --------------   --------------   --------------

TOTAL INVESTMENTS (100%)
   (COST $1,681,680,815)                                                         $1,462,679,258   $1,590,298,625   $1,069,431,749
                                                                                 ==============   ==============   ==============

                                      -64-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.   FINANCIAL HIGHLIGHTS

                                                       FOR THE YEAR ENDED DECEMBER 31, 2001
                                                     ----------------------------------------
                                                      UNITS        UNIT VALUE      NET ASSETS
                                                     (000S)    LOWEST TO HIGHEST     (000S)
                                                     -------   -----------------   ----------

CAPITAL APPRECIATION FUND                             20,168    $0.538 to 0.541    $ 10,901
MONEY MARKET PORTFOLIO                                13,379     1.146 to 1.158      15,458
AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. Value Fund                                 1,725     0.883 to 0.885       1,525
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
   Premier Growth Portfolio - Class B                 62,370     0.749 to 0.753      46,887
AMERICAN VARIABLE INSURANCE SERIES
   Global Growth Fund - Class 2                       30,544     0.875 to 0.880      26,816
   Growth Fund - Class 2                              67,040     0.978 to 0.984      65,791
   Growth-Income Fund - Class 2                       47,461     1.104 to 1.110      52,546
CREDIT SUISSE WARBURG PINCUS TRUST
   Credit Suisse Trust Emerging Markets
    Portfolio                                          1,163     0.663 to 0.667         775
DELAWARE GROUP PREMIUM FUND, INC.
   REIT Series                                           707     1.252 to 1.258         889
DEUTSHE ASSET MANAGEMENT  VIT FUNDS
   EAFE Equity Index Fund                              2,628     0.888 to 0.896       2,346
   Small Cap Index Fund                                6,994     1.022 to 1.030       7,167
DREYFUS VARIABLE INVESTMENT FUND
   Appreciation Portfolio - Initial Class              1,094     0.869 to 0.873         954
   Small Cap Portfolio - Initial Class                 4,381     0.950 to 0.955       4,180
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST
   Franklin Small Cap Fund - Class 2                  13,776     0.802 to 0.807      11,082
   Templeton International Securities Fund -
    Class 2                                           14,039     0.879 to 0.884      12,388
GREENWICH STREET SERIES FUND
   Appreciation Portfolio                             14,333     0.965 to 0.971      13,872
   Diversified Strategic Income Portfolio             13,583     1.024 to 1.030      13,958
   Equity Index Portfolio - Class I Shares           563,953     0.784 to 1.228     576,285
   Equity Index Portfolio - Class II Shares           25,303     0.817 to 0.822      20,753
   Fundamental Value Portfolio                        25,758     1.157 to 1.163      29,873
JANUS ASPEN SERIES
   Aggressive Growth Portfolio - Service Shares       22,206     0.399 to 0.401       8,895
   Balanced Portfolio - Service Shares                 6,485     0.907 to 0.911       5,907
   Global Life Sciences Portfolio - Service Shares     2,725     0.927 to 0.931       2,534
   Global Technology Portfolio - Service Shares        5,315     0.413 to 0.415       2,204
   Worldwide Growth Portfolio - Service Shares        10,024     0.606 to 0.609       6,097
PIMCO VARIABLE INSURANCE TRUST
   Total Return Bond Portfolio                         8,945     1.050 to 1.053       9,410
PUTNAM VARIABLE TRUST
   Putnam VT International Growth Fund -
    Class IB Shares                                    1,089     0.855 to 0.857         932
   Putnam VT Small Cap Value Fund - Class IB
    Shares                                             2,040     1.086 to 1.088       2,219
   Putnam VT Voyager II Fund - Class IB
    Shares                                               243     0.804 to 0.806         196

                                                              FOR THE YEAR ENDED DECEMBER 31, 2001
                                                      -----------------------------------------------------
                                                       INVESTMENT      EXPENSE RATIO       TOTAL RETURN
                                                      INCOME RATIO   LOWEST TO HIGHEST   LOWEST TO HIGHEST*
                                                      ------------   -----------------   ------------------

CAPITAL APPRECIATION FUND                                 0.53%       1.40% to 1.80%     (27.26%) to (13.18%)
MONEY MARKET PORTFOLIO                                    3.29%       1.40% to 1.80%          1.06% to 2.39%
AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. Value Fund                                    0.23%       1.40% to 1.80%      (12.20%) to (9.80%)
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
   Premier Growth Portfolio - Class B                       --        1.40% to 1.80%     (18.74%) to (10.26%)
AMERICAN VARIABLE INSURANCE SERIES
   Global Growth Fund - Class 2                           0.73%       1.40% to 1.80%     (15.59%) to (11.75%)
   Growth Fund - Class 2                                  0.48%       1.40% to 1.80%      (19.47%) to (9.90%)
   Growth-Income Fund - Class 2                           1.91%       1.40% to 1.80%        (1.52%) to 1.09%
CREDIT SUISSE WARBURG PINCUS TRUST
   Credit Suisse Trust Emerging Markets
    Portfolio                                               --        1.40% to 1.80%      (11.11%) to 21.21%
DELAWARE GROUP PREMIUM FUND, INC.
   REIT Series                                            1.33%       1.40% to 1.80%       (2.34%) to 10.37%
DEUTSHE ASSET MANAGEMENT  VIT FUNDS
   EAFE Equity Index Fund                                   --        1.40% to 1.60%     (25.88%) to (25.70%)
   Small Cap Index Fund                                   0.59%       1.40% to 1.60%          0.49% to 0.59%
DREYFUS VARIABLE INVESTMENT FUND
   Appreciation Portfolio - Initial Class                 1.23%       1.40% to 1.80%      (10.77%) to (3.34%)
   Small Cap Portfolio - Initial Class                    0.49%       1.40% to 1.80%        (7.57%) to 1.06%
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST
   Franklin Small Cap Fund - Class 2                      0.38%       1.40% to 1.80%      (16.61%) to (2.78%)
   Templeton International Securities Fund -
    Class 2                                               2.82%       1.40% to 1.80%     (17.28%) to (14.35%)
GREENWICH STREET SERIES FUND
   Appreciation Portfolio                                 1.14%       1.40% to 1.80%       (5.57%) to (4.25%)
   Diversified Strategic Income Portfolio                 9.06%       1.40% to 1.80%        (2.01%) to 1.68%
   Equity Index Portfolio - Class I Shares                0.93%       1.40% to 3.60%      (15.26%) to (9.30%)
   Equity Index Portfolio - Class II Shares               0.72%       1.40% to 1.80%      (13.80%) to (7.68%)
   Fundamental Value Portfolio                            0.77%       1.40% to 1.80%       (6.84%) to (2.60%)
JANUS ASPEN SERIES
   Aggressive Growth Portfolio - Service Shares             --        1.40% to 1.80%     (40.56%) to (10.49%)
   Balanced Portfolio - Service Shares                    1.91%       1.40% to 1.80%       (6.49%) to (2.26%)
   Global Life Sciences Portfolio - Service Shares          --        1.40% to 1.80%       (18.09%) to 4.49%
   Global Technology Portfolio - Service Shares           0.68%       1.40% to 1.80%      (38.30%) to 11.29%
   Worldwide Growth Portfolio - Service Shares            0.27%       1.40% to 1.80%     (23.84%) to (11.24%)
PIMCO VARIABLE INSURANCE TRUST
   Total Return Bond Portfolio                            2.64%       1.40% to 1.80%          2.54% to 5.11%
PUTNAM VARIABLE TRUST
   Putnam VT International Growth Fund -
    Class IB Shares                                         --        1.40% to 1.80%      (12.83%) to (7.37%)
   Putnam VT Small Cap Value Fund - Class IB
    Shares                                                  --        1.40% to 1.80%         3.43% to 15.27%
   Putnam VT Voyager II Fund - Class IB
    Shares                                                  --        1.40% to 1.80%     (22.22%) to (17.59%)

                                      -65-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        FOR THE YEAR ENDED DECEMBER 31, 2001
                                              ---------------------------------------------------------
                                                UNITS       UNIT VALUE       NET ASSETS    INVESTMENT
                                               (000S)    LOWEST TO HIGHEST      (000S)     INCOME RATIO
                                              --------   -----------------   -----------   ------------

SALOMON BROTHERS VARIABLE SERIES FUND INC.
   Capital Fund                                17,892     $1.203 to 1.209     $ 21,584        1.03%
   Investors Fund                              12,492      1.083 to 1.089       13,576        1.07%
   Small Cap Growth Fund                        4,475      1.270 to 1.278        5,704          --
SMITH BARNEY INVESTMENT SERIES
   Smith Barney Large Cap Core Portfolio          292      0.891 to 0.894          261          --
   Smith Barney Premier Selections All Cap
      Growth  Portfolio                           961      0.892 to 0.894          858          --
THE TRAVELERS SERIES TRUST
   Convertible Bond Portfolio                   4,803      1.000 to 1.005        4,820        2.00%
   Disciplined Mid Cap Stock Portfolio          1,978      0.986 to 0.991        1,958        0.32%
   Equity Income Portfolio                     16,858      1.037 to 1.043       17,549        1.28%
   Federated High Yield Portfolio               1,484      0.936 to 0.940        1,394       14.75%
   Federated Stock Portfolio                      834      1.044 to 1.049          875        1.50%
   Large Cap Portfolio                         14,596      0.769 to 0.774       11,273        0.53%
   Lazard International Stock Portfolio         1,497      0.683 to 0.686        1,026        0.19%
   MFS Emerging Growth Portfolio               24,922      0.706 to 0.710       17,656          --
   MFS Mid Cap Growth Portfolio                 5,334      0.734 to 0.737        3,928          --
   MFS Research Portfolio                      11,522      0.803 to 0.808        9,286        0.04%
   Travelers Quality Bond Portfolio             6,981      1.103 to 1.108        7,728        3.19%
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio           1,825      0.862 to 0.864        1,574          --
   Alliance Growth Portfolio                   39,843      0.787 to 0.792       31,474        0.20%
   MFS Total Return Portfolio                  36,037      1.131 to 1.137       40,887        2.89%
   Putnam Diversified Income Portfolio          1,316      1.015 to 1.020        1,341        9.69%
   Smith Barney Aggressive Growth Portfolio    57,985      1.298 to 1.306       75,490          --
   Smith Barney High Income Portfolio          11,100      0.868 to 0.873        9,673       12.15%
   Smith Barney International All Cap
      Growth Portfolio                         14,711      0.623 to 0.627        9,205          --
   Smith Barney Large Cap Value Portfolio      23,516      1.002 to 1.008       23,648        1.47%
   Smith Barney Large Capitalization
      Growth Portfolio                         47,413      0.858 to 0.863       40,802          --
   Smith Barney Mid Cap Core Portfolio         16,511      1.196 to 1.203       19,806          --
   Smith Barney Money Market Portfolio         59,728      1.069 to 1.075       64,113        3.29%
   Travelers Managed Income Portfolio          12,090      1.110 to 1.116       13,466        4.10%
   Van Kampen Enterprise Portfolio              8,537      0.748 to 0.753        6,411          --
VAN KAMPEN LIFE INVESTMENT TRUST
   Constock Portfolio Class II Shares           1,025      0.911 to 0.914          936          --
   Emerging Growth Portfolio                   37,975      0.829 to 0.834       31,551        0.11%
   Enterprise Portfolio - Class II Shares          44      0.906 to 0.908           40          --
VARIABLE ANNUITY PORTFOLIOS
   Smith Barney Small Cap Growth
      Opportunities Portfolio                     418      0.943 to 0.945          395          --
VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund Portfolio - Service Class        17,201      0.900 to 0.905       15,523        0.70%
   Contrafund Portfolio - Service Class 2       4,520      0.792 to 0.796        3,596        0.54%
VARIABLE INSURANCE PRODUCTS FUND III
   Dynamic Capital Appreciation
      Portfolio - Service Class 2                  26      0.841 to 0.843           22          --
   Mid Cap Portfolio - Service Class 2            191      1.025 to 1.028          196          --

FOR THE YEAR ENDED DECEMBER 31, 2001
                                              ----------------------------------------
                                                EXPENSE RATIO         TOTAL RETURN
                                              LOWEST TO HIGHEST    LOWEST TO HIGHEST*
                                              -----------------   --------------------

SALOMON BROTHERS VARIABLE SERIES FUND INC.
   Capital Fund                                 1.40% to 1.80%       (3.91%) to 0.42%
   Investors Fund                               1.40% to 1.80%      (7.28%) to (3.81%)
   Small Cap Growth Fund                        1.40% to 1.80%       (8.75%) to 1.35%
SMITH BARNEY INVESTMENT SERIES
   Smith Barney Large Cap Core Portfolio        1.40% to 1.80%     (11.61%) to (4.18%)
   Smith Barney Premier Selections All Cap
      Growth  Portfolio                         1.40% to 1.80%     (11.67%) to (8.87%)
THE TRAVELERS SERIES TRUST
   Convertible Bond Portfolio                   1.40% to 1.80%      (3.74%) to (2.24%)
   Disciplined Mid Cap Stock Portfolio          1.40% to 1.80%      (5.92%) to (1.88%)
   Equity Income Portfolio                      1.40% to 1.80%      (8.14%) to (2.71%)
   Federated High Yield Portfolio               1.40% to 1.80%       (3.90%) to 0.53%
   Federated Stock Portfolio                    1.40% to 1.80%       (5.09%) to 7.06%
   Large Cap Portfolio                          1.40% to 1.80%     (18.59%) to (7.87%)
   Lazard International Stock Portfolio         1.40% to 1.80%    (27.39%) to (20.26%)
   MFS Emerging Growth Portfolio                1.40% to 1.80%    (37.21%) to (20.34%)
   MFS Mid Cap Growth Portfolio                 1.40% to 1.80%     (24.85%) to (9.05%)
   MFS Research Portfolio                       1.40% to 1.80%    (23.70%) to (12.00%)
   Travelers Quality Bond Portfolio             1.40% to 1.80%         1.38% to 5.62%
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio           1.40% to 1.80%    (11.68%) to (10.93%)
   Alliance Growth Portfolio                    1.40% to 1.80%    (14.81%) to (13.94%)
   MFS Total Return Portfolio                   1.40% to 1.80%      (2.08%) to (1.39%)
   Putnam Diversified Income Portfolio          1.40% to 1.80%         0.89% to 2.82%
   Smith Barney Aggressive Growth Portfolio     1.40% to 1.80%      (5.59%) to (1.21%)
   Smith Barney High Income Portfolio           1.40% to 1.80%     (12.68%) to (5.11%)
   Smith Barney International All Cap
      Growth Portfolio                          1.40% to 1.80%    (32.32%) to (15.97%)
   Smith Barney Large Cap Value Portfolio       1.40% to 1.80%      (9.63%) to (7.95%)
   Smith Barney Large Capitalization
      Growth Portfolio                          1.40% to 1.80%     (13.93%) to (6.31%)
   Smith Barney Mid Cap Core Portfolio          1.40% to 1.80%     (11.39%) to (0.74%)
   Smith Barney Money Market Portfolio          1.40% to 1.80%         1.03% to 2.19%
   Travelers Managed Income Portfolio           1.40% to 1.80%         1.00% to 5.18%
   Van Kampen Enterprise Portfolio              1.40% to 1.80%     (22.54%) to (6.35%)
VAN KAMPEN LIFE INVESTMENT TRUST
   Constock Portfolio Class II Shares           1.40% to 1.80%     (10.77%) to (7.03%)
   Emerging Growth Portfolio                    1.40% to 1.80%    (32.58%) to (19.14%)
   Enterprise Portfolio - Class II Shares       1.40% to 1.80%      (4.83%) to 9.69%
VARIABLE ANNUITY PORTFOLIOS
   Smith Barney Small Cap Growth
      Opportunities Portfolio                   1.40% to 1.80%      (8.79%) to (1.36%)
VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund Portfolio - Service Class         1.40% to 1.80%     (13.78%) to (5.84%)
   Contrafund Portfolio - Service Class 2       1.40% to 1.80%     (13.90%) to (2.69%)
VARIABLE INSURANCE PRODUCTS FUND III
   Dynamic Capital Appreciation
      Portfolio - Service Class 2               1.40% to 1.80%       (3.33%) to 2.69%
   Mid Cap Portfolio - Service Class 2          1.40% to 1.80%         3.32% to 3.96%

* Total return lowest and highest range displayed is calculated from the beginning of the fiscal year to the end of the fiscal year except where a unit value inception date occurred during the course of the current fiscal year. In this case, the inception date unit value is used in the computation.

                                      -66-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION UNITS FOR FUND BD IV
     FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                      CAPITAL APPRECIATION FUND     MONEY MARKET PORTFOLIO    AIM V.I. VALUE FUND
                                                      -------------------------   -------------------------   -------------------
                                                          2001         2000           2001         2000           2001     2000
                                                       ----------   ----------    -----------   -----------    ---------   ----

Accumulation units beginning of year ............      14,448,928           --      5,080,178     2,524,478           --    --
Accumulation units purchased and
   transferred from other Travelers accounts ....      15,328,984   16,667,800     32,724,621    16,146,321    1,970,077    --
Accumulation units redeemed and
   transferred to other Travelers accounts ......      (9,610,200)  (2,218,872)   (24,425,476)  (13,590,621)    (245,255)   --
                                                       ----------   ----------    -----------   -----------    ---------   ----
Accumulation units end of year ..................      20,167,712   14,448,928     13,379,323     5,080,178    1,724,822    --
                                                       ==========   ==========    ===========   ===========    =========   ====

                                                       PREMIER GROWTH PORTFOLIO     GLOBAL GROWTH FUND           GROWTH FUND
                                                              -CLASS 2                   -CLASS 2                 -CLASS 2
                                                      -------------------------   -------------------------   -------------------
                                                          2001          2000         2001         2000         2001         2000
                                                       -----------   ----------   ----------   ----------   ----------   ----------

Accumulation units beginning of year ............       54,746,422    7,391,801   26,384,236    1,832,132   45,718,269    5,304,473
Accumulation units purchased and
   transferred from other Travelers accounts ....       20,004,483   48,954,410    8,178,047   25,665,096   27,630,642   41,912,573
Accumulation units redeemed and
   transferred to other Travelers accounts ......      (12,380,423)  (1,599,789)  (4,018,024)  (1,112,992)  (6,309,011)  (1,498,777)
                                                       -----------   ----------   ----------   ----------   ----------   ----------
Accumulation units end of year ..................       62,370,482   54,746,422   30,544,259   26,384,236   67,039,900   45,718,269
                                                       ===========   ==========   ==========   ==========   ==========   ==========

                                                         GROWTH-INCOME FUND      CREDIT SUISSE TRUST EMERGING
                                                              -CLASS 2                 MARKETS PORTFOLIO            REIT  SERIES
                                                       -----------------------   ----------------------------   ------------------
                                                         2001          2000            2001       2000            2001       2000
                                                       ----------   ----------       ---------   -------        --------   -------

Accumulation units beginning of year ............      29,312,375    3,869,763         300,365        --         205,375        --
Accumulation units purchased and
   transferred from other Travelers accounts ....      21,110,387   27,409,998       1,307,561   372,112         688,845   213,832
Accumulation units redeemed and
   transferred to other Travelers accounts ......      (2,962,089)  (1,967,386)       (444,654)  (71,747)       (186,933)   (8,457)
                                                       ----------   ----------       ---------   -------        --------   -------
Accumulation units end of year ..................      47,460,673   29,312,375       1,163,272   300,365         707,287   205,375
                                                       ==========   ==========       =========   =======         =======   =======

                                                                                                            DREYFUS APPRECIATION
                                                                                                            PORTFOLIO - INITIAL
                                                      EAFE(R) EQUITY INDEX FUND     SMALL CAP INDEX FUND            CLASS
                                                       ------------------------   -----------------------   -------------------
                                                           2001        2000         2001         2000         2001       2000
                                                         ---------   ---------    ----------   ----------   ---------   -------

Accumulation units beginning of year. ...........        2,557,313   1,635,947     7,447,121    7,801,097     450,938        --
Accumulation units purchased and
   transferred from other Travelers accounts ....          448,450   1,145,308       571,931    2,626,189     745,311   494,300
Accumulation units redeemed and
   transferred to other Travelers accounts ......         (378,054)   (223,942)   (1,025,316)  (2,980,165)   (102,636)  (43,362)
                                                         ---------   ---------    ----------   ----------   ---------   -------
Accumulation units end of year ..................        2,627,709   2,557,313     6,993,736    7,447,121   1,093,613   450,938
                                                         =========   =========    ==========   ==========   =========   =======

                                      -67-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION UNITS FOR FUND BD IV
     FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 (CONTINUED)

                                                     SMALL CAP PORTFOLIO -     FRANKLIN SMALL CAP      TEMPLETON INTERNATIONAL
                                                         INITIAL CLASS           FUND - CLASS 2        SECURITIES FUND - CLASS 2
                                                     ---------------------   -----------------------   -------------------------
                                                       2001        2000         2001         2000          2001          2000
                                                     ---------   ---------   ----------   ----------   -----------   -----------

Accumulation units beginning of year...........      2,189,905          --   12,160,392    1,795,623    10,103,888     1,386,292
Accumulation units purchased and
   transferred from other Travelers accounts...      2,822,242   2,212,224    5,326,307   11,148,454    70,791,818    38,896,373
Accumulation units redeemed and
   transferred to other Travelers accounts.....       (630,595)    (22,319)  (3,710,339)    (783,685)  (66,857,170)  (30,178,777)
                                                     ---------   ---------   ----------   ----------   -----------   -----------
Accumulation units end of year.................      4,381,552   2,189,905   13,776,360   12,160,392    14,038,536    10,103,888
                                                     =========   =========   ==========   ==========   ===========   ===========

                                                          APPRECIATION        DIVERSIFIED STRATEGIC    EQUITY INDEX PORTFOLIO -
                                                           PORTFOLIO            INCOME PORTFOLIO          CLASS I SHARES
                                                     ----------------------   ----------------------   -------------------------
                                                        2001         2000        2001        2000         2001         2000
                                                     ----------   ---------   ----------   ---------   -----------   -----------

Accumulation  units beginning of year..........       7,673,334   1,440,770    7,416,030     471,316   443,718,196   328,231,418
Accumulation units purchased and
   transferred from other Travelers accounts...       7,680,778   6,776,607    7,699,907   7,471,304   146,779,630   143,024,337
Accumulation units redeemed and
   transferred to other Travelers accounts.....      (1,021,426)   (544,043)  (1,533,360)   (526,590)  (26,544,737)  (27,537,559)
                                                     ----------   ---------   ----------   ---------   -----------   -----------
Accumulation units end of year.................      14,332,686   7,673,334   13,582,577   7,416,030   563,953,089   443,718,196
                                                     ==========   =========   ==========   =========   ===========   ===========

                                                     EQUITY INDEX PORTFOLIO       FUNDAMENTAL VALUE     AGGRESSIVE GROWTH PORTFOLIO
                                                        - CLASS II SHARES             PORTFOLIO              - SERVICE SHARES
                                                     -----------------------   ----------------------   ---------------------------
                                                        2001         2000         2001        2000           2001         2000
                                                     ----------   ----------   ----------   ---------    -----------   ----------

Accumulation units beginning of year...........      14,485,214    1,970,097    4,814,941     222,543     16,135,627           --
Accumulation units purchased and
   transferred from other Travelers accounts...      13,879,243   12,935,921   22,995,278   4,697,750     57,909,731   23,763,487
Accumulation units redeemed and
   transferred to other Travelers accounts.....      (3,061,039)    (420,804)  (2,051,956)   (105,352)   (51,839,226)  (7,627,860)
                                                     ----------   ----------   ----------   ---------    -----------   ----------
Accumulation units end of year.................      25,303,418   14,485,214   25,758,263   4,814,941     22,206,132   16,135,627
                                                     ==========   ==========   ==========   =========    ===========   ==========

                                                       BALANCED PORTFOLIO       GLOBAL LIFE SCIENCES           GLOBAL TECHNOLOGY
                                                       - SERVICE SHARES      PORTFOLIO - SERVICE SHARES   PORTFOLIO - SERVICE SHARES
                                                     ---------------------   --------------------------   --------------------------
                                                       2001        2000           2001        2000             2001        2000
                                                     ---------   ---------     ----------   ---------       ----------   ---------

Accumulation units beginning of year...........      3,218,502          --      2,545,087          --        5,432,401          --
Accumulation units purchased and
   transferred from other Travelers accounts...      4,022,992   3,396,897      1,213,384   2,580,722        2,780,609   5,695,017
Accumulation units redeemed and
   transferred to other Travelers accounts.....       (756,426)   (178,395)    (1,033,813)    (35,635)      (2,898,336)   (262,616)
                                                     ---------   ---------     ----------   ---------       ----------   ---------
Accumulation units end of year.................      6,485,068   3,218,502      2,724,658   2,545,087        5,314,674   5,432,401
                                                     =========   =========     ==========   =========       ==========   =========

                                      -68-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION UNITS FOR FUND BD IV
     FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 (CONTINUED)

                                                     WORLDWIDE GROWTH PORTFOLIO   TOTAL RETURN BOND       PUTNAM VT INTERNATIONAL
                                                          - SERVICE SHARES            PORTFOLIO        GROWTH FUND - CLASS IB SHARES
                                                     --------------------------   ------------------   -----------------------------
                                                          2001         2000          2001      2000            2001       2000
                                                       ----------   ---------     ----------   -----       ------------   ----

Accumulation units beginning of year...........         9,546,104          --             --    --                   --    --
Accumulation units purchased and
   transferred from other Travelers accounts...         9,761,074   9,708,153      9,996,560    --          163,211,505    --
Accumulation units redeemed and
   transferred to other Travelers accounts.....        (9,282,978)   (162,049)    (1,051,130)   --         (162,122,850)   --
                                                       ----------   ---------     ----------   -----       ------------   ----
Accumulation units end of year.................        10,024,200   9,546,104      8,945,430    --            1,088,655    --
                                                       ==========   =========     ==========   =====       ============   ====

                                                     PUTNAM VT SMALL CAP VALUE    PUTNAM VT VOYAGER II
                                                      FUND - CLASS IB SHARES     FUND - CLASS IB SHARES        CAPITAL FUND
                                                     -------------------------   ----------------------   ----------------------
                                                            2001      2000             2001    2000          2001        2000
                                                         ----------   ----           -------   ----       ----------   ---------

Accumulation units beginning of year...........                  --    --                 --    --         5,820,747     186,701
Accumulation units purchased and
   transferred from other Travelers accounts...           4,510,629    --            248,941    --        14,160,788   5,752,661
Accumulation units redeemed and
   transferred to other Travelers accounts.....          (2,470,109)   --             (5,906)   --        (2,089,606)   (118,615)
                                                         ----------   ----           -------   ----       ----------   ---------
Accumulation units end of year.................           2,040,520    --            243,035    --        17,891,929   5,820,747
                                                         ==========   ====           =======   ====       ==========   =========

                                                                                                       SMITH BARNEY LARGE CAP
                                                        INVESTORS FUND        SMALL CAP GROWTH FUND        CORE PORTFOLIO
                                                     ----------------------   ----------------------   ----------------------
                                                        2001       2000          2001        2000            2001    2000
                                                     ----------   ---------   ----------   ---------       -------   ----

Accumulation units beginning of year...........       4,490,189     392,195    3,583,866     390,724            --    --
Accumulation units purchased and
   transferred from other Travelers accounts...       9,571,787   4,496,097    2,044,575   3,276,076       292,434    --
Accumulation units redeemed and
   transferred to other Travelers accounts.....      (1,570,336)   (398,103)  (1,153,681)    (82,934)         (167)   --
                                                     ----------   ---------   ----------   ---------       -------   ----
Accumulation units end of year.................      12,491,640   4,490,189    4,474,760   3,583,866       292,267    --
                                                     ==========   =========   ==========   =========       =======   ====

                                                     SMITH BARNEY PREMIER SELECTIONS     CONVERTIBLE BOND      DISCIPLINED MID CAP
                                                        ALL CAP GROWTH PORTFOLIO            PORTFOLIO            STOCK PORTFOLIO
                                                     -------------------------------   ---------------------   -------------------
                                                              2001     2000              2001         2000        2001      2000
                                                             -------   ----            ---------   ---------   ---------   -------

Accumulation units beginning of year...........                   --    --             1,238,548          --     685,804        --
Accumulation units purchased and
   transferred from other Travelers accounts...              969,716    --             4,423,209   1,781,874   1,806,511   690,184
Accumulation units redeemed and
   transferred to other Travelers accounts.....               (9,073)   --              (858,736)   (543,326)   (514,646)   (4,380)
                                                             -------   ----            ---------   ---------   ---------   -------
Accumulation units end of year.................              960,643    --             4,803,021   1,238,548   1,977,669   685,804
                                                             =======   ====            =========   =========   =========   =======

                                      -69-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

                7. SCHEDULE OF ACCUMULATION UNITS FOR FUND BD IV
           FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 (CONTINUED)

                                                    DISCIPLINED SMALL CAP         EQUITY INCOME          FEDERATED HIGH YIELD
                                                      STOCK PORTFOLIO               PORTFOLIO                 PORTFOLIO
                                                   -----------------------   ------------------------    --------------------
                                                      2001          2000        2001          2000          2001        2000
                                                   ----------    ---------   ----------    ----------    ---------    -------

Accumulation units beginning of year ...........    1,796,539      100,777    8,632,635       755,691      264,580         --
Accumulation units purchased and
   transferred from other Travelers accounts ...      580,492    1,874,057   11,872,474    10,770,744    1,591,174    327,684
Accumulation units redeemed and
   transferred to other Travelers accounts .....   (2,377,031)    (178,295)  (3,646,946)   (2,893,800)    (371,509)   (63,104)
                                                   ----------    ---------   ----------    ----------    ---------    -------
Accumulation units end of year .................           --    1,796,539   16,858,163     8,632,635    1,484,245    264,580
                                                   ==========    =========   ==========    ==========    =========    =======

                                                     FEDERATED STOCK            LARGE CAP              LAZARD INTERNATIONAL
                                                        PORTFOLIO               PORTFOLIO                STOCK PORTFOLIO
                                                   -------------------    ------------------------   -----------------------
                                                     2001       2000         2001          2000         2001         2000
                                                   --------    -------    ----------    ----------   ----------    ---------

Accumulation units beginning of year ...........    191,422         --    10,873,047     1,215,825      511,143           --
Accumulation units purchased and
   transferred from other Travelers accounts ...    970,767    216,245     6,203,595    10,008,113    7,362,845    1,367,022
Accumulation units redeemed and
   transferred to other Travelers accounts .....   (327,719)   (24,823)   (2,480,694)     (350,891)  (6,377,381)    (855,879)
                                                   --------    -------    ----------    ----------   ----------    ---------
Accumulation units end of year .................    834,470    191,422    14,595,948    10,873,047    1,496,607      511,143
                                                   ========    =======    ==========    ==========   ==========    =========

                                                      MFS EMERGING GROWTH        MFS MID CAP GROWTH           MFS RESEARCH
                                                          PORTFOLIO                 PORTFOLIO                  PORTFOLIO
                                                   ------------------------    ----------------------    -----------------------
                                                      2001          2000         2001         2000          2001         2000
                                                   ----------    ----------    ---------    ---------    ----------    ---------

Accumulation units beginning of year ...........   22,763,553     2,792,843    3,345,329           --     9,059,997      956,101
Accumulation units purchased and
   transferred from other Travelers accounts ...    9,205,078    21,835,545    2,866,158    3,391,823     4,233,153    8,390,768
Accumulation units redeemed and
   transferred to other Travelers accounts .....   (7,046,359)   (1,864,835)    (877,896)     (46,494)   (1,771,151)    (286,872)
                                                   ----------    ----------    ---------    ---------    ----------    ---------
Accumulation units end of year .................   24,922,272    22,763,553    5,333,591    3,345,329    11,521,999    9,059,997
                                                   ==========    ==========    =========    =========    ==========    =========

                                                     STRATEGIC STOCK      TRAVELERS QUALITY BOND     AIM CAPITAL APPRECIATION
                                                        PORTFOLIO               PORTFOLIO                   PORTFOLIO
                                                   -------------------    -----------------------    -------------------------
                                                     2001       2000         2001          2000            2001       2000
                                                   --------    -------    ----------    ---------        ---------    ----

Accumulation units beginning of year ...........    282,611     36,364     5,227,955           --               --     --
Accumulation units purchased and
   transferred from other Travelers accounts ...    624,958    251,666     8,449,050    5,287,328        2,713,521     --
Accumulation units redeemed and
   transferred to other Travelers accounts .....   (907,569)    (5,419)   (6,696,006)     (59,373)        (888,548)    --
                                                   --------    -------    ----------    ---------        ---------    ----
Accumulation units end of year .................         --    282,611     6,980,999    5,227,955        1,824,973     --
                                                   ========    =======    ==========    =========        =========    ====

                                      -70-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

                7. SCHEDULE OF ACCUMULATION UNITS FOR FUND BD IV
           FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 (CONTINUED)

                                                       ALLIANCE GROWTH             MFS TOTAL RETURN        PUTNAM DIVERSIFIED INCOME
                                                          PORTFOLIO                   PORTFOLIO                    PORTFOLIO
                                                   ------------------------    ------------------------    -------------------------
                                                      2001          2000          2001          2000          2001          2000
                                                   ----------    ----------    ----------    ----------    ----------    ----------

Accumulation units beginning of year ...........   30,651,230     3,816,688    11,936,301       651,427       240,565            --
Accumulation units purchased and
   transferred from other Travelers accounts ...   14,474,299    29,162,733    30,897,646    11,796,373     2,372,212     2,257,061
Accumulation units redeemed and
   transferred to other Travelers accounts .....   (5,282,456)   (2,328,191)   (6,797,013)     (511,499)   (1,296,659)   (2,016,496)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Accumulation units end of year .................   39,843,073    30,651,230    36,036,934    11,936,301     1,316,118       240,565
                                                   ==========    ==========    ==========    ==========    ==========    ==========

                                                    SMITH BARNEY AGGRESSIVE   SMITH BARNEY HIGH INCOME    SMITH BARNEY INTERNATIONAL
                                                       GROWTH PORTFOLIO              PORTFOLIO            ALL CAP GROWTH PORTFOLIO
                                                   ------------------------   ------------------------   ---------------------------
                                                      2001          2000          2001         2000           2001          2000
                                                   -----------   ----------   -----------   ----------   ------------   ------------

Accumulation units beginning of year ..........     28,996,169    3,109,570     5,636,455      654,032     13,630,375     1,401,168
Accumulation units purchased and
   transferred from other Travelers accounts ..     45,767,411   26,838,667    19,279,881    7,251,648    370,241,636    53,633,320
Accumulation units redeemed and
   transferred to other Travelers accounts ....    (16,778,415)    (952,068)  (13,816,415)  (2,269,225)  (369,161,316)  (41,404,113)
                                                   -----------   ----------   -----------   ----------   ------------   -----------
Accumulation units end of year ................     57,985,165   28,996,169    11,099,921    5,636,455     14,710,695    13,630,375
                                                   ===========   ==========   ===========   ==========   ============   ===========

                                                                                  SMITH BARNEY LARGE
                                                    SMITH BARNEY LARGE CAP       CAPITALIZATION GROWTH       SMITH BARNEY MID CAP
                                                       VALUE PORTFOLIO                PORTFOLIO                 CORE PORTFOLIO
                                                   ------------------------    ------------------------    ------------------------
                                                      2001          2000          2001          2000           2001         2000
                                                   ----------    ----------    ----------    ----------    -----------    ---------

Accumulation units beginning of year ...........   11,579,767     1,796,572    32,795,600     5,069,970      9,679,447    1,084,411
Accumulation units purchased and
   transferred from other Travelers accounts ...   19,814,214    10,513,808    21,026,908    29,820,359      9,080,041    8,899,175
Accumulation units redeemed and
   transferred to other Travelers accounts .....   (7,877,704)     (730,613)   (6,409,441)   (2,094,729)    (2,248,642)    (304,139)
                                                   ----------    ----------    ----------    ----------    -----------    ---------
Accumulation units end of year .................   23,516,277    11,579,767    47,413,067    32,795,600     16,510,846    9,679,447
                                                   ==========    ==========    ==========    ==========    ===========    =========

                                                       SMITH BARNEY MONEY            TRAVELERS MANAGED       VAN KAMPEN ENTERPRISE
                                                        MARKET PORTFOLIO              INCOME PORTFOLIO            PORTFOLIO
                                                   ----------------------------   -----------------------   -----------------------
                                                       2001            2000          2001         2000         2001         2000
                                                   ------------    ------------   ----------    ---------   ----------    ---------

Accumulation units beginning of year ...........     26,534,599       6,835,791    3,782,648      541,016    8,522,236    1,051,276
Accumulation units purchased and
   transferred from other Travelers accounts ...    488,908,345     122,030,302   10,902,487    3,390,061    2,083,181    8,095,068
Accumulation units redeemed and
   transferred to other Travelers accounts .....   (455,715,067)   (102,331,494)  (2,595,493)    (148,429)  (2,068,259)    (624,108)
                                                   ------------    ------------   ----------    ---------   ----------    ---------
Accumulation units end of year .................     59,727,877      26,534,599   12,089,642    3,782,648    8,537,158    8,522,236
                                                   ============    ============   ==========    =========   ==========    =========

                                      -71-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

                7. SCHEDULE OF ACCUMULATION UNITS FOR FUND BD IV
           FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 (CONTINUED)

                                                 COMSTOCK PORTFOLIO -                               ENTERPRISE PORTFOLIO -
                                                   CLASS II SHARES      EMERGING GROWTH PORTFOLIO      CLASS II SHARES
                                                 --------------------   -------------------------   ----------------------
                                                      2001     2000         2001         2000             2001    2000
                                                   ---------   ----     -----------   -----------        ------   ----

Accumulation units beginning of year..........            --    --       33,913,540    6,235,528             --     --
Accumulation units purchased and
   transferred from other Travelers accounts..     1,170,424    --       16,351,393   36,097,598         44,885     --
Accumulation units redeemed and
   transferred to other Travelers accounts....      (145,139)   --      (12,309,201)  (8,419,586)          (565)    --
                                                   ---------    --      -----------   ----------         ------   ----
Accumulation units end of year................     1,025,285    --       37,955,732   33,913,540         44,320     --
                                                   =========    ==      ===========   ==========         ======   ====

                                                 SMITH BARNEY SMALL CAP GROWTH   CONTRAFUND(R) PORTFOLIO - SERVICE
                                                    OPPORTUNITIES PORTFOLIO                   CLASS
                                                 -----------------------------  ---------------------------------
                                                        2001         2000                2001         2000
                                                      --------       ----             ----------   ----------

Accumulation units beginning of year..........              --         --             16,566,793    4,396,115
Accumulation units purchased and
   transferred from other Travelers accounts..         582,324         --              4,140,556   12,952,053
Accumulation units redeemed and
   transferred to other Travelers accounts....        (164,719)        --             (3,506,798)    (781,375)
                                                      --------       ----             ----------   ----------
Accumulation units end of year................         417,605         --             17,200,551   16,566,793
                                                      ========       ====             ==========   ==========

                                                 CONTRAFUND(R) PORTFOLIO - SERVICE
                                                            CLASS 2
                                                 --------------------------------
                                                       2001          2000
                                                    ----------    ----------

Accumulation units beginning of year..........       1,818,005            --
Accumulation units purchased and
   transferred from other Travelers accounts..       3,507,618     1,899,701
Accumulation units redeemed and
   transferred to other Travelers accounts....        (805,614)      (81,696)
                                                     ---------     ---------
Accumulation units end of year................       4,520,009     1,818,005
                                                     =========     =========

                                              DYNAMIC CAPITAL APPRECIATION   MID CAP PORTFOLIO-SERVICE
                                              PORTFOLIO - SERVICE CLASS 2            CLASS 2
                                              ----------------------------   -------------------------
                                                      2001     2000                2001     2000
                                                     -------   ----               -------   ----

Accumulation units beginning of year..........            --     --                    --     --
Accumulation units purchased and
   transferred from other Travelers accounts..        25,809     --               192,684     --
Accumulation units redeemed and
   transferred to other Travelers accounts....            (3)    --                (1,938)    --
                                                     -------   ----               -------   ----
Accumulation units end of year................        25,806     --               190,746     --
                                                     =======   ====               =======   ====

                                                            COMBINED
                                                  ------------------------------
                                                       2001            2000
                                                  --------------   -------------

Accumulation  units beginning of year..........    1,041,142,836     409,348,535
Accumulation units purchased and
   transferred from other Travelers accounts...    1,813,146,206     898,270,999
Accumulation units redeemed and
   transferred to other Travelers accounts.....   (1,345,905,378)   (266,476,698)
                                                  --------------   -------------
Accumulation units end of year.................    1,508,383,664   1,041,142,836
                                                  ==============   =============

                                      -72-

INDEPENDENT AUDITORS' REPORT

The Board of Directors of The Travelers Life and Annuity Company and Owners of
Variable Annuity Contracts of The Travelers Fund BD IV for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The
Travelers Fund BD IV for Variable Annuities (comprised of the sub-accounts listed in note 1 to financial statements) (collectively, "the Account") as of
December 31, 2001, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December
31, 2001, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Account as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of
America.

                                  /s/ KPMG LLP
Hartford, Connecticut
March 15, 2002

                                      -73-

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INDEPENDENT AUDITORS
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Fund BD IV for Variable Annuities or shares of Fund BD IV's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Fund
BD IV for Variable Annuities product(s) offered by The Travelers Life and
Annuity Company and the Prospectuses of the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 2001 and 2000, and the related statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
      Note 13, which is as of February 8, 2002

1

THE TRAVELERS LIFE AND ANNUITY COMPANY
STATEMENTS OF INCOME
($ in thousands)

	For the Year Ended December 31,

	2001	2000	1999

REVENUES
Premiums	$39,222	$33,941	$25,270
Net investment income	251,054	214,174	177,179
Realized investment gains (losses)	26,144	(7,396)	(4,973)
Fee income	173,113	127,378	63,722
Other revenues	14,317	9,625	4,072

Total Revenues	503,850	377,722	265,270

BENEFITS AND EXPENSES
Current and future insurance benefits	88,842	78,403	78,072
Interest credited to contractholders	125,880	77,579	56,216
Amortization of deferred acquisition costs	89,475	68,254	38,902
Operating expenses	23,404	14,095	11,326

Total Benefits and Expenses	327,601	238,331	184,516
Income before federal income taxes and cumulative effect of change in accounting principle	176,249	139,391	80,754
Federal income taxes
Current	(19,007)	11,738	21,738
Deferred	80,096	36,748	6,410

Total Federal Income Taxes	61,089	48,486	28,148

Income before cumulative effect of change in accounting principle	115,160	90,905	52,606
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	(62)	—	—

Net income	$115,098	$90,905	$52,606

See Notes to Financial Statements.

2

THE TRAVELERS LIFE AND ANNUITY COMPANY
BALANCE SHEETS
($ in thousands)

	At December 31,

	2001	2000

ASSETS
Fixed maturities, available for sale at fair value (including $102,347 and $49,465 subject to securities lending agreements)	$3,352,227	$2,297,141
Equity securities, at fair value	15,738	22,551
Mortgage loans	125,629	132,768
Short-term securities	206,759	247,377
Other invested assets	238,429	222,325

Total Investments	3,938,782	2,922,162

Separate accounts	7,681,791	6,802,985
Deferred acquisition costs	814,369	579,567
Premiums and fees receivable	56,207	26,184
Other assets	165,118	153,423
Deferred federal income taxes	—	11,296

Total Assets	$12,656,267	$10,495,617

LIABILITIES
Future policy benefits and claims	$1,040,856	$989,576
Contractholder funds	2,624,570	1,631,611
Separate accounts	7,681,791	6,802,985
Other liabilities	261,395	211,441
Deferred federal income taxes	70,091	—

Total Liabilities	11,678,703	9,635,613

SHAREHOLDER’S EQUITY
Common stock, par value $100; 100,000 shares authorized, 30,000 issued and outstanding	3,000	3,000
Additional paid-in capital	417,316	417,316
Retained earnings	541,164	426,066
Accumulated other changes in equity from nonowner sources	16,084	13,622

Total Shareholder’s Equity	977,564	860,004

Total Liabilities and Shareholder’s Equity	$12,656,267	$10,495,617

See Notes to Financial Statements.

3

THE TRAVELERS LIFE AND ANNUITY COMPANY
STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES
($ in thousands)

	For the Year Ended December 31,

	2001	2000	1999

Statement of Changes in Retained Earnings
Balance, beginning of year	$426,066	$335,161	$282,555
Net income	115,098	90,905	52,606

Balance, end of year	$541,164	$426,066	$335,161

Statement of Accumulated Other Changes In Equity From Nonowner Sources
Balance, beginning of year	$13,622	$(39,312)	$87,889
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	62	—	—
Unrealized gains (losses), net of tax	(924)	52,934	(127,201)
Derivative instrument hedging activity gains, net of tax	3,324	—	—

Balance, end of year	$16,084	$13,622	$(39,312)

Summary of Changes in Equity From Nonowner Sources
Net Income	$115,098	$90,905	$52,606
Other changes in equity from nonowner sources	2,462	52,934	(127,201)

Total changes in equity from nonowner sources	$117,560	$143,839	$(74,595)

See Notes to Financial Statements.

4

THE TRAVELERS LIFE AND ANNUITY COMPANY
STATEMENTS OF CASH FLOWS
Increase (Decrease) In Cash
($ in thousands)

	For the Years Ended December 31,

	2001	2000	1999

CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected	$37,915	$33,609	$24,804
Net investment income received	211,179	186,362	150,107
Benefits and claims paid	(103,224)	(96,890)	(94,503)
Interest credited to contractholders	(125,880)	(77,579)	(50,219)
Operating expenses paid	(354,506)	(325,180)	(235,166)
Income taxes (paid) received	45,257	(38,548)	(29,369)
Other, including fee income	180,710	176,822	46,028

Net cash used in operating activities	(108,549)	(141,404)	(188,318)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from maturities of investments
Fixed maturities	97,712	220,841	213,402
Mortgage loans	20,941	28,477	28,002
Proceeds from sales of investments
Fixed maturities	938,987	843,856	774,096
Equity securities	6,363	30,772	5,146
Mortgage loans	—	15,260	—
Real estate held for sale	(36)	2,115	—
Purchases of investments
Fixed maturities	(2,022,618)	(1,564,237)	(1,025,110)
Equity securities	(2,274)	(20,361)	(12,524)
Mortgage loans	(14,494)	(17,016)	(8,520)
Policy loans, net	(3,395)	(2,675)	(5,316)
Short-term securities (purchases) sales, net	40,618	(166,259)	45,057
Other investment (purchases) sales, net	(6,334)	327	(44,621)
Securities transactions in course of settlement, net	64,698	21,372	(7,033)

Net cash used in investing activities	(879,832)	(607,528)	(37,421)

CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder fund deposits	1,178,421	629,138	308,953
Contractholder fund withdrawals	(185,464)	(115,289)	(83,817)
Contribution from parent company	—	250,000	—

Net cash provided by financing activities	992,957	763,849	225,136

Net increase (decrease) in cash	4,576	14,917	(603)
Cash at beginning of period	14,938	21	624

Cash at December 31,	$19,514	$14,938	$21

See Notes to Financial Statements.

5

THE TRAVELERS LIFE AND ANNUITY COMPANY
NOTES TO FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

Basis of Presentation

The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup). On February 4, 2002 the Travelers Insurance Group Inc. (TIGI), TIC’s parent at December 31, 2001, changed its name to Travelers Property Casualty Corp. (TPC). TPC has filed a registration statement on Form S-1, relating to an offering of common stock and other securities, with the Securities and Exchange Commission on February 8, 2002. At the time of such offering, it is expected that TIC will no longer be a subsidiary of TPC, but will remain an indirect wholly owned subsidiary of Citigroup. See Note 13 of Notes to Financial Statements. The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

The Company offers a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not.

Certain prior year amounts have been reclassified to conform to the 2001 presentation.

Accounting Changes

Accounting for Derivative Instruments and Hedging Activities

Effective January 1, 2001, the Company adopted the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (FAS 133). FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation.

As a result of adopting FAS 133, the Company recorded a charge of $62 thousand after tax, reflected as a cumulative catch-up adjustment in the statement of income and a benefit of $62 thousand after tax, reflected as a cumulative catch-up adjustment in the accumulated other changes in equity from nonowner sources section of shareholder’s equity. During the twelve months ending December 31, 2001, the amount the Company reclassified from accumulated other changes in equity from nonowner sources into realized gains (losses) related to the cumulative effect transition adjustment reported in accumulated other changes in equity from nonowner sources was insignificant.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In April 2001, the Company adopted the FASB Emerging Issues Task Force (EITF) 99-20, “Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets” (EITF 99-20). EITF 99-20 establishes guidance on the recognition and measurement of interest income and

6

impairment on certain investments, e.g., certain asset-backed securities. The recognition of impairment resulting from the adoption of EITF 99-20 was recorded as a cumulative catch-up adjustment. Interest income on beneficial interest falling within the scope of EITF 99-20 is to be recognized prospectively. The adoption of EITF 99-20 had no effect on the Company’s results of operations, financial condition or liquidity.

Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125” (FAS 140). Provisions of FAS 140 primarily relating to transfers of financial assets and securitizations that differ from provisions of “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (FAS 125) are effective for transfers taking place after March 31, 2001. Special purpose entities (SPEs) used in securitizations that are currently qualifying SPEs under FAS 125 will continue to be treated as qualifying SPEs so long as they issue no new beneficial interests and accept no new asset transfers after March 31, 2001, other than transfers committed to prior to that date. Under FAS 140 qualifying SPEs are not consolidated by the transferor. FAS 140 also amends the accounting for collateral and requires new disclosures for collateral, securitizations, and retained interests in securitizations. These provisions are effective for financial statements for fiscal years ending after December 15, 2000. The accounting for collateral, as amended, requires (a) certain assets pledged as collateral to be separately reported in the consolidated balance sheet from assets not so encumbered and (b) disclosure of assets pledged as collateral that have not been reclassified and separately reported. The adoption of FAS 140 did not have a significant effect on the Company’s results of operations, financial condition or liquidity. See Note 2.

Accounting Standards not yet Adopted

Business Combinations, Goodwill and Other Intangible Assets

In July 2001, the FASB issued Statements of Financial Accounting Standards No. 141, “Business Combinations” (FAS 141) and No. 142, “Goodwill and Other Intangible Assets” (FAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with indefinite useful lives created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have indefinite useful lives will be subject to an annual review for impairment. Other intangible assets that are not deemed to have indefinite useful lives will continue to be amortized over their useful lives. The Company had no goodwill or intangible assets with indefinite useful lives at December 31, 2001.

Asset Retirement Obligations

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143, “Accounting for Asset Retirement Obligations” (FAS 143). FAS 143 changes the measurement of an asset retirement obligation from a cost-accumulation approach to a fair value approach, where the fair value (discounted value) of an asset retirement obligation is recognized as a liability in the period in which it is incurred and accretion expense is recognized using the credit-adjusted risk-free interest rate in effect when the liability was initially recognized. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset and subsequently amortized into expense. The pre-FAS 143 prescribed practice of reporting a retirement obligation as a contra-asset will no longer be allowed. The Company is in the process of assessing the impact of the new standard that will take effect on January 1, 2003.

Impairment or Disposal of Long-Lived Assets

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (FAS 144). FAS 144 establishes a single accounting model for long-lived assets to be disposed of by sale. A long-lived asset classified as held for sale is to be measured at the lower of its carrying amount or fair value less cost to sell, and depreciation (amortization) is to cease. Impairment is recognized only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and is measured as the difference between the carrying amount and fair value of the asset. Long-lived assets to be abandoned, exchanged for a similar productive asset, or distributed to owners in a spin-off are considered held and

7

used until disposed of. Accordingly, discontinued operations are no longer to be measured on a net realizable value basis, and future operating losses are no longer recognized before they occur.

The Company adopted FAS 144 effective January 1, 2002. The provisions of the new standard are generally to be applied prospectively and are not expected to significantly affect the Company’s results of operations, financial condition or liquidity.

Accounting Policies

Investments

Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider. Fixed maturities, including instruments subject to securities lending agreements (see Note 2), are classified as “available for sale” and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder’s equity.

Equity securities, which include common and non-redeemable preferred stocks, are classified as “available for sale” and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder’s equity, net of income taxes.

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the current real estate financing market. Impaired loans were insignificant at December 31, 2001 and 2000.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. All changes in equity of these investments are recorded in net investment income. Also included in other invested assets are policy loans which are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Accrual of investment income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received. Investments in default were insignificant.

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The Company does not hold or issue derivative instruments for trading purposes. (See Note 8 for a more detailed description of the Company’s derivative use.) Derivative financial instruments in a gain position are reported in the balance sheet in other invested assets while derivative financial instruments in a loss position are reported in the balance sheet in other liabilities.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

8

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains (losses), together with changes in the fair value of the related hedged item. The Company’s fair value hedges are primarily of available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives’ fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources in shareholder’s equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in realized investment gains (losses). The Company’s cash flow hedges primarily include hedges of floating rate available-for-sale securities.

For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any forward premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder’s equity. The ineffective portion is reflected in realized investment gains (losses). For the year ended December 31, 2001 the Company did not utilize net investment hedges.

Derivatives that are used to hedge instruments that are carried at fair value, or do not qualify as hedges under the new rules, are also carried at fair value with changes in value reflected in realized investment gains (losses).

The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of correlation. If a hedge relationship is found to be ineffective, it no longer qualifies as a hedge and any excess gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains (losses).

For those hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources in shareholder’s equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, any changes in fair value of the end-user derivative are immediately reflected in realized investment gains (losses).

Financial instruments with embedded derivatives:

The Company bifurcates an embedded derivative where a.) the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, b.) the entire instrument would not otherwise be remeasured at fair value and c.) a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under FAS 133.

The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized gains (losses). Derivatives embedded in convertible debt securities are classified in the balance sheet as fixed maturity securities, consistent with the host instruments.

The Company markets certain insurance contracts that have embedded derivatives, primarily variable annuity contracts with put options. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains (losses) consistent with the hedge instrument. Derivatives embedded in variable annuity contracts are classified in the balance sheet as future policyholder benefits and claims.

Prior to the adoption of FAS 133 on January 1, 2001, end-user derivatives designated as qualifying hedges were accounted for consistent with the risk management strategy as follows. Derivatives used for hedging purposes were generally accounted for using hedge accounting. To qualify for hedge accounting the change in value of the derivative was expected to substantially offset the changes in value of the hedged item. Hedges were monitored to ensure that there was a high correlation between the derivative instruments and the hedged investment. Derivatives that did not qualify for hedge accounting were marked to market with changes in market value reflected in the statement of income as realized gains (losses).

9

Payments to be received or made under interest rate swaps were accrued and recognized in net investment income. Swaps hedging investments were carried at fair value with unrealized gains (losses), net of taxes, charged directly to shareholder’s equity. Gains and losses arising from financial future contracts were used to adjust the basis of hedged investments and were recognized in net investment income over the life of the investment. Gains and losses arising from equity index options were marked to market with changes in market value reflected in realized investments gains (losses). Forward contracts hedging investments were marked to market based on changes in the spot rate with changes in market value reflected in realized investments gains (losses) and any forward premium or discount was recognized in net investment income over the life of the contract.

Investment Gains and Losses

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Other-than-temporary declines in fair value of investments are included in realized investment gains and losses. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

Separate Accounts

The Company has separate account assets and liabilities representing funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts have specific investment objectives. The assets and liabilities of these accounts are carried at fair value, and amounts assessed to the contractholders for management services are included in fee income. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

Deferred Acquisition Costs

Costs of acquiring individual life insurance and annuity business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance, are amortized in relation to anticipated premiums. Universal life costs are amortized in relation to estimated gross profits, and annuity contracts employ a level yield method. A 15 to 20-year amortization period is used for life insurance, and a 7 to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

Value of Insurance In Force

The value of insurance in force, reported in other assets, is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from annuity contracts at the date of acquisition using the same assumptions that were used for computing related liabilities, where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the annuity business acquired. The annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. The carrying value at December 31, 2001 and 2000 was insignificant.

Future Policy Benefits

Future policy benefits represent liabilities for future insurance policy benefits. Benefit reserves for life insurance policies and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 7.8%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

Contractholder Funds

Contractholder funds represent receipts from the issuance of universal life, certain deferred annuity contracts, and structured settlement contracts. Contractholder fund balances are increased by such receipts and credited interest and

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reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.0% to 14.0%.

Guaranty Fund and Other Insurance-Related Assessments

Included in Other Liabilities is the Company’s estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company’s share of premiums written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2001 and 2000, the Company’s liability for guaranty fund assessments was not significant.

Permitted Statutory Accounting Practices

The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

Premiums

Premiums are recognized as revenues when due.

Fee Income

Fee income includes mortality, administrative and equity protection charges, and management fees earned on the Universal Life and Deferred Annuity separate account businesses.

Other Revenues

Other revenues include surrender penalties and other charges related to annuity and universal life contracts. Also included is amortization of deferred income.

Federal Income Taxes

The provision for federal income taxes comprises two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

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2.   INVESTMENTS

Fixed Maturities

The amortized cost and fair values of investments in fixed maturities were as follows:

December 31, 2001($ in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities — CMOs and pass-through securities	$281,583	$4,744	$3,577	$282,750
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	197,703	2,310	10,883	189,130
Obligations of states and political subdivisions	44,587	1,903	355	46,135
Debt securities issued by foreign governments	53,207	2,454	716	54,945
All other corporate bonds	2,112,121	62,649	25,784	2,148,986
All other debt securities	613,451	21,378	10,109	624,720
Redeemable preferred stock	6,090	365	894	5,561

Total Available For Sale	$3,308,742	$95,803	$52,318	$3,352,227

December 31, 2000($ in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities — CMOs and pass-through securities	$219,851	$7,369	$1,767	$225,453
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	112,021	12,200	286	123,935
Obligations of states and political subdivisions	30,583	2,698	329	32,952
Debt securities issued by foreign governments	50,624	1,149	939	50,834
All other corporate bonds	1,403,941	33,326	26,904	1,410,363
All other debt securities	442,390	10,734	7,837	445,287
Redeemable preferred stock	9,007	853	1,543	8,317

Total Available For Sale	$2,268,417	$68,329	$39,605	$2,297,141

Proceeds from sales of fixed maturities classified as available for sale were $939 million, $84 million and $774 million in 2001, 2000 and 1999, respectively. Gross gains of $67.0 million, $22.4 million and $24.6 million and gross losses of $33.9 million, $34.1 million and $22.0 million in 2001, 2000 and 1999, respectively were realized on those sales.

Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $628.2 million and $530.2 million at December 31, 2001 and 2000, respectively.

The amortized cost and fair value of fixed maturities available for sale at December 31, 2001, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

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($ in thousands)	Amortized Cost	Fair Value

Maturity:
Due in one year or less	$86,042	$86,961
Due after 1 year through 5 years	1,026,747	1,052,879
Due after 5 years through 10 years	1,212,985	1,230,435
Due after 10 years	701,385	699,202

	3,027,159	3,069,477

Mortgage-backed securities	281,583	282,750

Total Maturity	$3,308,742	$3,352,227

The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company’s investment strategy is to purchase CMO tranches, which are protected against prepayment risk, including planned amortization class tranches and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if an assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2001 and 2000, the Company held CMOs with a fair value of $212.5 million and $189.4 million, respectively. The Company’s CMO holdings were 49.5% and 55.4% collateralized by GNMA, FNMA or FHLMC securities at December 31, 2001 and 2000, respectively. In addition, the Company held $64.8 million and $31.0 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2001 and 2000, respectively. All of these securities are rated AAA.

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests in a short-term investment pool. See Note 10. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the collateral held, representing its obligation to return the collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2001 and 2000, the Company held collateral of $104.3 million and $50.7 million, respectively.

Equity Securities

The cost and fair values of investments in equity securities were as follows:

Equity Securities:($ in thousands)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

December 31, 2001
Common stocks	$2,643	$97	$671	$2,069
Non-redeemable preferred stocks	13,608	439	378	13,669

Total Equity Securities	$16,251	$536	$1,049	$15,738

December 31, 2000
Common stocks	$2,861	$29	$845	$2,045
Non-redeemable preferred stocks	21,150	480	1,124	20,506

Total Equity Securities	$24,011	$509	$1,969	$22,551

Proceeds from sales of equity securities were $6.4 million, $30.8 million and $5.1 million in 2001, 2000 and 1999, respectively. Gross gains of $.8 million, $3.3 million and $1.5 million and gross losses of $1.9 million, $.3 million and $.3 million were realized on those sales during 2001, 2000 and 1999, respectively.

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Mortgage Loans

Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

At December 31, 2001 and 2000, the Company’s mortgage loan portfolios consisted of the following:

($ in thousands)	2001	2000

Current Mortgage Loans	$125,131	$132,768
Underperforming Mortgage Loans	498	—

Total	$125,629	$132,768

Aggregate annual maturities on mortgage loans at December 31, 2001 are as follows:

($ in thousands)

2002	$9,814
2003	5,008
2004	8,028
2005	13,633
2006	14,596
Thereafter	74,550

Total	$125,629

Concentrations

There were no significant individual investment concentrations at December 31, 2001 and 2000.

The Company participates in a short-term investment pool maintained by an affiliate. See Note 10.

Included in fixed maturities are below investment grade assets totaling $182.3 million and $143.8 million at December 31, 2001 and 2000, respectively. The Company defines its below investment grade assets as those securities rated Ba1 (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

The Company’s industry concentrations of investments, primarily fixed maturities, at fair value were as follows:

($ in thousands)	2001	2000

Electric Utilities	$447,355	$157,401
Finance	286,824	204,994
Media	235,790	148,189
Banking	222,581	222,984
Telecommunications	213,644	167,204

The Company held investments in foreign banks in the amount of $144 million and $139 million at December 31, 2001 and 2000, respectively, which are included in the table above.

Below investment grade assets included in the preceding table include $38 million and $8 million in Electric Utilities and $21 million and $13 million in Media at December 31, 2001 and 2000, respectively. Other industry categories had insignificant amounts of such assets.

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Included in mortgage loans were the following group concentrations:

At December 31,($ in thousands)	2001	2000

State
California	$43,700	$42,928
New York	23,129	23,585
Property Type
Agricultural	$66,459	$65,102
Office	37,243	39,504
Retail	6,173	14,941

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company’s underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

Non-Income Producing Investments

Investments included in the December 31, 2001 and 2000 balance sheets that were non-income producing were insignificant.

Restructured Investments

Mortgage loan and debt securities which were restructured at below market terms at December 31, 2001 and 2000 were insignificant. The new terms of restructured investments typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income, was insignificant.

Net Investment Income

For The Year Ended December 31,($ in thousands)	2001	2000	1999

Gross Investment Income
Fixed maturities	$217,813	$163,091	$136,039
Joint ventures and partnerships	21,481	34,574	22,175
Mortgage loans	11,327	14,776	16,126
Other	3,288	4,398	4,417

Total gross investment income	253,909	216,839	178,757

Investment expenses	2,855	2,665	1,578

Net investment income	$251,054	$214,174	$177,179

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Realized and Unrealized Investment Gains (Losses)

Net realized investment gains (losses) for the periods were as follows:

For The Year Ended December 31,($ in thousands)	2001	2000	1999

Realized
Fixed maturities	$33,061	$(11,742)	$2,657
Joint ventures and partnerships	(4,980)	(1,909)	(10,450)
Mortgage Loans	(707)	3,825	602
Other	(1,230)	2,430	2,218

Total realized investment gains (losses)	$26,144	$(7,396)	$(4,973)

Changes in net unrealized investment gains (losses) that are included as accumulated other changes in equity from nonowner sources in shareholder’s equity were as follows:

For The Year Ended December 31,($ in thousands)	2001	2000	1999

Unrealized
Fixed maturities	$14,761	$78,278	$(180,409)
Other invested assets	(16,182)	3,159	(15,285)

Total unrealized investment gains (losses)	(1,421)	81,437	(195,694)
Related taxes	(497)	28,503	(68,493)

Change in unrealized investment gains (losses)	(924)	52,934	(127,201)
Balance beginning of year	13,622	(39,312)	87,889

Balance end of year	$12,698	$13,622	$(39,312)

3.   REINSURANCE

The Company uses reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million.

Total in-force business ceded under reinsurance contracts was $23.8 billion and $17.4 billion at December 31, 2001 and 2000, including $8.8 million and $28.9 million, respectively to TIC. Total life insurance premiums ceded were $11.9 million, $8.9 million and $6.5 million in 2001, 2000 and 1999, respectively. Ceded premiums paid to TIC were immaterial for these same periods.

4.   DEPOSIT FUNDS AND RESERVES

At December 31, 2001 and 2000, the Company had $3.7 billion and $2.6 billion of life and annuity deposit funds and reserves, respectively. Of that total, $1.5 billion and $1.4 billion, respectively, were not subject to discretionary withdrawal based on contract terms. The remaining amounts were life and annuity products that were subject to discretionary withdrawal by the contractholders. Included in the amount that is subject to discretionary withdrawal were $1.6 billion and $.9 billion of liabilities that are surrenderable with market value adjustments. The remaining $.6 billion and $.3 billion of life insurance and individual annuity liabilities are subject to discretionary withdrawals with an average surrender charge of 4.9% and 5.4%, respectively. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term

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policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

5.   FEDERAL INCOME TAXES

The net deferred tax liability and asset at December 31, 2001 and 2000 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

($ in thousands)	2001	2000

Deferred Tax Assets:
Benefit, reinsurance and other reserves	$180,468	$192,772
Other	1,904	2,510

Total	182,372	195,282

Deferred Tax Liabilities:
Investments, net	(19,938)	(16,956)
Deferred acquisition costs and value of insurance in force	(231,454)	(165,671)
Other	(1,071)	(1,359)

Total	(252,463)	(183,986)

Net Deferred Tax Asset (Liability)	$(70,091)	$11,296

TIC and its life insurance subsidiaries, including the Company, file a consolidated federal income tax return. Federal income taxes are allocated to each member on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability has been, and will be, paid currently to TIC. Any credits for losses have been, and will be, paid by TIC to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

At December 31, 2001, the Company had no ordinary or capital loss carryforwards.

The policyholders’surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $2.1 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $700 thousand.

6.   SHAREHOLDER’S EQUITY

Shareholder’s Equity and Dividend Availability

The Company’s statutory net loss was $73.4 million, $66.2 million and $23.4 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Statutory capital and surplus was $407 million and $476 million at December 31, 2001 and 2000, respectively.

Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual – version effective January 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioner (see Note 1, Summary of Significant Accounting Policies, Permitted Statutory Accounting Practices). The impact of this change on statutory capital and surplus was not significant.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. The Company does not have surplus available to pay dividends to TIC in 2002 without prior approval of the Connecticut Insurance Department.

In 2000, TIC contributed $250 million as additional paid-in capital to the Company.

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Accumulated Other Changes in Equity from Nonowner Sources, Net of Tax

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:

($ in thousands)	Net Unrealized Gain (Loss) on Investment Securities	Derivative Instruments & Hedging Activities	Accumulated Other Changes In Equity from Nonowner Sources

Balance, January 1, 1999	$87,889	$—	$87,889
Unrealized loss on investment securities, net of tax of $(70,234)	(130,433)	—	(130,433)
Less: reclassification adjustment for losses included in net income, net of tax of $1,741	3,232	—	3,232

Period change	(127,201)	—	(127,201)

Balance, December 31, 1999	(39,312)	—	(39,312)
Unrealized gains on investment securities, net of tax of $25,914	48,127	—	48,127
Less: reclassification adjustment for losses included in net income, net of tax of $2,589	4,807	—	4,807

Period change	52,934	—	52,934

Balance, December 31, 2000	13,622	—	13,622
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax of $33	—	62	62
Unrealized gains on investment securities, net of tax of $8,653	16,070	—	16,070
Less: reclassification adjustment for gains
included in net income, net of tax of $(9,150)	(16,994)	—	(16,994)
Derivative instrument hedging activity gains, net of tax of $1,789	—	3,324	3,324

Period change	(924)	3,386	2,462

Balance, December 31, 2001	$12,698	$3,386	$16,084

7.   BENEFIT PLANS

Pension and Other Postretirement Benefits

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TPC, TIC’s direct parent (See Note 13). The Company’s share of net expense for the qualified pension and other postretirement benefit plans was not significant for 2001, 2000 and 1999.

401(k) Savings Plan

Substantially all of the Company’s employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company’s expenses in connection with the 401(k) savings plan were not significant in 2001, 2000 and 1999.

See Note 10.

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8.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The Company does not hold or issue derivative instruments for trading purposes.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, commodity, or currency at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor’s 500 Index falls below agreed upon strike prices.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

Forward contracts are used on an ongoing basis to hedge the Company’s exposure to foreign currency exchange rates that result from direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

Interest rate options were not significant at December 31, 2001 and 2000.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures.

Hedge ineffectiveness recognized related to fair value hedges and cash flow hedges for the year ended December 31, 2001 was not significant. Cash flow transaction amounts expected to be reclassified from accumulated other changes in equity from nonowner sources into pretax earnings within twelve months from December 31, 2001 is not significant.

During the year ended December 31, 2001 there were no discontinued forecasted transactions.

In 2000, these derivative financial instruments were treated as off-balance sheet instruments. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, currency swaps, equity swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties.

Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. The notional values of loan commitments at December 31, 2001

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and 2000 were $0 and $9.9 million, respectively. The notional values of unfunded commitments were $43.8 million and $42.0 million at December 31, 2001 and 2000, respectively.

Fair Value of Certain Financial Instruments

The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

At December 31, 2001, investments in fixed maturities had a carrying value and a fair value of $3.4 billion compared with a carrying value and a fair value of $2.3 billion at December 31, 2000. See Notes 1 and 2.

At December 31, 2001, mortgage loans had a carrying value of $125.6 million and a fair value of $131.6 million and at December 31, 2000 had a carrying value of $132.7 million and a fair value of $134.1 million. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

The carrying values of short-term securities were $206.8 million and $247.4 million in 2001 and 2000, respectively, which approximated their fair values. Policy loans which are included in other invested assets had carrying values of $16.3 million and $12.9 million in 2001 and 2000, respectively, which also approximated their fair values.

The carrying values of $133.7 million and $101.4 million of financial instruments classified as other assets approximated their fair values at December 31, 2001 and 2000, respectively. The carrying values of $208.1 million and $173.5 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 2001 and 2000, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

At December 31, 2001, contractholder funds with defined maturities had a carrying value of $1.9 billion and a fair value of $1.9 billion, compared with a carrying value of $1.2 billion and a fair value of $1.2 billion at December 31, 2000. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company’s credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $806 million and a fair value of $675 million at December 31, 2001, compared with a carrying value of $583 million and a fair value of $477 million at December 31, 2000. These contracts generally are valued at surrender value.

9.   COMMITMENTS AND CONTINGENCIES

Financial Instruments with Off-Balance Sheet Risk

See Note 8.

Litigation

In the ordinary course of business, the Company is a defendant or co-defendant in various litigation matters incidental to and typical of the businesses in which it is engaged. In the opinion of the Company’s management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

10.   RELATED PARTY TRANSACTIONS

TIC handles banking functions, including payment of salaries and expenses for the Company and some of its non-insurance affiliates. In addition, investment advisory and management services, data processing services and certain administrative services are provided by affiliated companies. TIC provides various employee benefits coverages to employees of certain subsidiaries of TPC. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census and were immaterial for the years ended December 31, 2001 and 2000. Charges for these services are shared by the companies on cost allocation methods, based generally on estimated usage by department. (See Note 13).

TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2001 and 2000, the pool totaled approximately $5.6 billion and $4.4 billion, respectively. The Company’s share of the pool amounted to

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$90.6 million and $172.5 million at December 31, 2001 and 2000, respectively, and is included in short-term securities in the balance sheet.

In the normal course of business, management of both the Company and TIC conducts reviews of the investment portfolios of each company to properly match assets with liabilities. As a result of these reviews, the Company sold $100 million of investments to TIC at arm’s length, with a related loss of $1.3 million in 2000.

The Company’s Travelers Target Maturity (TTM) Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $450 million. TIC’s obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

The Company sold structured settlement annuities to its property casualty insurance affiliates. Policy reserves and contractholder fund liabilities associated with these structured settlements were $607 million and $644 million at December 31, 2001 and 2000, respectively.

The Company distributes variable annuity products through its affiliate, Salomon Smith Barney (SSB). Premiums and deposits related to these products were $1.2 billion, $1.6 billion and $1.1 billion in 2001, 2000 and 1999, respectively. The Company also markets term and universal life products through SSB. Life premiums related to such products were $74.5 million, $59.3 million and $40.8 million in 2001, 2000 and 1999, respectively.

The Company also distributes deferred annuity products through its affiliates Primerica Financial Services (Primerica), CitiStreet Retirement Services and Citibank, N.A. (Citibank). Deposits received from Primerica were $738 million, $844 million and $763 million in 2001, 2000 and 1999, respectively. Deposits from Citibank and CitiStreet Retirement Services were $166 million and $136 million, respectively, for 2001, and $131 million and $220 million, respectively, for 2000. Such amounts were insignificant in 1999.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under this program, all employees meeting established requirements have been granted Citigroup stock options. During 2000 and 2001, Citigroup introduced the Citigroup 2000 Stock Purchase Plan and Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company’s employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company’s charge to income was insignificant in 2001, 2000 and 1999.

Most leasing functions for TPC and its subsidiaries are handled by its property casualty insurance subsidiaries. Rent expense related to these leases is shared by the companies on a cost allocation method based generally on estimated usage by department. The Company’s rent expense was insignificant in 2001, 2000 and 1999.

At December 31, 2001 and 2000, the Company had investments in Tribeca Investments LLC, an affiliate of the Company, in the amounts of $34.0 million and $29.4 million, respectively.

The Company also had investments in an affiliated joint venture, Tishman Speyer, in the amount of $40.1 million and $52.8 million at December 31, 2001 and 2000, respectively.

The Company has other affiliated investments. The individual investment with any one affiliate was insignificant at December 31, 2001 and 2000.

21

11.   RECONCILIATION OF NET INCOME TO NET CASH USED IN OPERATING ACTIVITIES

The following table reconciles net income to net cash used in operating activities:

For The Year Ended December 31,($ in thousands)	2001	2000	1999

Net Income from Continuing Operations	$115,160	$90,905	$52,606
Adjustments to reconcile net income to cash used in operating activities:
Realized (gains) losses	(26,144)	7,396	4,973
Deferred federal income taxes	80,096	36,748	6,410
Amortization of deferred policy acquisition costs	89,475	68,254	38,902
Additions to deferred policy acquisition costs	(324,277)	(297,733)	(211,182)
Investment income accrued	(39,875)	(27,812)	(27,072)
Insurance reserves	(14,382)	(18,487)	(16,431)
Other	11,398	(675)	(36,524)

Net cash used in operations	$(108,549)	$(141,404)	$(188,318)

12.   NON-CASH INVESTING AND FINANCING ACTIVITIES

There were no significant non-cash investing and financing activities for 2001, 2000 and 1999.

13.   SUBSEQUENT EVENTS

On February 8, 2002, TPC, TIC’s parent at December 31, 2001, filed a registration statement with the Securities and Exchange Commission in connection with the proposed offering of a minority interest in TPC. Citigroup has announced its plan to make a tax-free distribution of a portion of its remaining interest in TPC by year-end 2002. Prior to the proposed offering, TIC will be distributed by TPC to TPC’s immediate parent company, so that TIC and the Company will remain indirect wholly owned subsidiaries of Citigroup after the offering. Therefore all retirement and post retirement plans previously provided to Company employees by TPC will be administered by Citigroup. The Company will have the right to continue to use the names “Travelers Life & Annuity,” “The Travelers Life and Annuity Company” and related names in connection with the Company’s business. Currently, TIC and TLAC share services with the property casualty subsidiaries of TPC. These services, which include leasing arrangements, facilities management, banking and financial functions, benefit coverages, data processing services, a short-term investment pool and others, will be phased out over a brief period of time if the transaction is approved and completed. If the distribution does not occur, these services will likely continue for the foreseeable future.

22

Item 9.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

PART III

Item 10.	Directors and Executive Officers of the Registrant.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 11.	Executive Compensation.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 12.	Security Ownership of Certain Beneficial Owners and Management.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 13.	Certain Relationships and Related Transactions.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

PART IV

Item 14.	Exhibits, Financial Statement Schedules, and Reports on Form 8-K.

             (a)   Documents filed:

               (1)   Financial Statements. See index on page 10 of this report.

               (2)   Financial Statement Schedules. See index on page 42 of this report.

               (3)   Exhibits. See Exhibit Index on page 40.

             (b)   Reports on Form 8-K:

               None.

23

EXHIBIT INDEX

Exhibit No.	Description
3.	Articles of Incorporation and By-Laws
	a.)	Charter of The Travelers Life and Annuity Company (the “Company”), as amended on April 10, 1990, incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 33-58131, filed on March 17, 1995.
	b.)	By-laws of the Company as amended October 20, 1994, incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 33-58131, filed on March 17, 1995.

24

SIGNATURES

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of March, 2002.

THE TRAVELERS LIFE AND ANNUITY COMPANY (Registrant)
By:	/s/Glenn D. Lammey

Glenn D. Lammey Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities indicated on the 15th day of March, 2002.

Signature	Capacity

/s/ George C. Kokulis (George C. Kokulis)	Director, Chief Executive Officer (Principal Executive Officer)

/s/ Glenn D. Lammey (Glenn D. Lammey)	Director, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ William R. Hogan (William R. Hogan)	Director

/s/ Marla Berman Lewitus (Marla Berman Lewitus)	Director

Supplemental Information to be Furnished With Reports Filed Pursuant to Section 15(d) of the Act by Registrants Which Have Not Registered Securities pursuant to Section 12 of the Act: NONE

No Annual Report to Security Holders covering the registrant’s last fiscal year or proxy material with respect to any meeting of security holders has been sent, or will be sent, to security holders.

25

INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

Page

The Travelers Life and Annuity Company
Independent Auditors’ Report	*
Statements of Income	*
Balance Sheets	*
Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Nonowner Sources	*
Statements of Cash Flows	*
Notes to Financial Statements	*
Independent Auditors’ Report	43
Schedule I — Summary of Investments — Other than Investments in Related Parties 2001	44
Schedule III — Supplementary Insurance Information 1999-2001	45
Schedule IV — Reinsurance 1999-2001	46

All other schedules are inapplicable for this filing.

*  See index on page 10.

26

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

Under date of January 17, 2002, except as to Note 13 which is as of February 8, 2002, we reported on the balance sheets of The Travelers Life and Annuity Company as of December 31, 2001 and 2000, and the related statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001, which are included in this Form 10-K. In connection with our audits of the aforementioned financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
     Note 13, which is as of February 8, 2002

27

THE TRAVELERS LIFE AND ANNUITY COMPANY
SCHEDULE I
SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES
December 31, 2001
($ in thousands)

Type of Investment	Cost	Value	Amount Shown in Balance Sheet(1)

Fixed Maturities:
Bonds:
U.S. Government and government agencies and authorities	$358,436	$349,921	$349,921
States, municipalities and political subdivisions	44,587	46,135	46,135
Foreign governments	53,207	54,945	54,945
Public utilities	334,007	335,835	335,835
Convertible bonds and bonds with warrants attached	29,491	29,753	29,753
All other corporate bonds	2,482,924	2,530,077	2,530,077

Total Bonds	3,302,652	3,346,666	3,346,666
Redeemable Preferred Stocks	6,090	5,561	5,561

Total Fixed Maturities	3,308,742	3,352,227	3,352,227

Equity Securities:
Common Stocks:
Industrial, miscellaneous and all other	2,643	2,069	2,069

Total Common Stocks	2,643	2,069	2,069
Non-Redeemable Preferred Stocks	13,608	13,669	13,669

Total Equity Securities	16,251	15,738	15,738

Mortgage Loans	125,629		125,629
Policy Loans	16,290		16,290
Short-Term Securities	206,759		206,759
Other Investments (2) (3)	182,404		163,052

Total Investments	$3,856,075		$3,879,695

(1)	Determined in accordance with methods described in Notes 1 and 2 of Notes to Financial Statements.

(2)	Excludes investments in related parties of $59,087.

(3)	Includes derivatives marked to market and recorded at fair value in the balance sheet.

28

THE TRAVELERS LIFE AND ANNUITY COMPANY
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
1999-2001
($ in thousands)

	Deferred policy Acquisition costs	Future policy benefits, losses, claims and loss expenses(1)	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses(2)	Amortization of deferred policy acquisition costs	Other operating expenses	Premiums written

2001	$814,369	$3,665,426	$39,222	$251,054	$214,722	$89,475	$23,404	$39,222

2000	$579,567	$2,621,187	$33,941	$214,174	$155,982	$68,254	$14,095	$33,941

1999	$350,088	$2,125,595	$25,270	$177,179	$134,288	$38,902	$11,326	$25,270

(1)	Includes contractholder funds.

(2)	Includes interest credited on contractholder funds.

29

THE TRAVELERS LIFE AND ANNUITY COMPANY
SCHEDULE IV
REINSURANCE
($ in thousands)

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net

2001
Life Insurance In Force	$28,793,622	$23,818,768	$—	$4,974,854	—%
Premiums:
Annuity	$3,319	$—	$—	$3,319
Individual life	47,826	11,923	—	35,903

Total Premiums	$51,145	$11,923	$—	$39,222	—%

2000
Life Insurance In Force	$21,637,160	$17,355,206	$—	$4,281,954	—%
Premiums:
Annuity	$6,034	$—	$—	$6,034
Individual Life	36,770	8,863	—	27,907

Total Premiums	$42,804	$8,863	$—	$33,941	—%

1999
Life Insurance In Force	$15,597,352	$12,839,072	$—	$2,758,280	—%
Premiums:
Annuity	$1,317	$—	$—	$1,317
Individual life	30,502	6,549	—	23,953

Total Premiums	$31,819	$6,549	$—	$25,270	—%

30

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)      The  financial   statements  of  the   Registrant  and  the  Report  of
         Independent  Auditors thereto are contained in the Registrant's  Annual
         Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:

              Statement  of Assets  and  Liabilities  as of  December  31,  2001
              Statement  of  Operations  for the year ended  December  31,  2001
              Statement  of Changes in Net Assets for the years  ended  December
              31, 2001 and 2000 Statement of Investments as of December 31, 2001
              Notes to Financial Statements

        The financial statements and schedules of The Travelers Life and Annuity
        Company and the report of  Independent  Auditors,  are  contained in the
        Statement of Additional  Information.  The financial statements  of  The
        Travelers Life and Annuity Company include:

              Statements of Income for the years ended  December 31, 2001,  2000 and  1999  Balance  Sheets  as  of  December  31,  2001  and  2000
              Statements of Changes in Retained  Earnings and Accumulated  Other
              Changes  in Equity  from  Non-Owner  Sources  for the years  ended
              December 31, 2001,  2000 and 1999 Statements of Cash Flows for the
              years ended  December 31,  2001,  2000 and 1999 Notes to Financial
              Statements

(b)     Exhibits

1.       Resolution of The Travelers Life and Annuity Company Board of Directors
         authorizing the establishment of the Registrant.  (Incorporated  herein by  reference to Exhibit 1 to the  Registration  Statement on Form N-4,
         filed May 23, 1997.)

2.       Not Applicable.

3(a).    Distribution and Principal Underwriting Agreement among the Registrant,
         The Travelers Life and Annuity Company and Travelers  Distribution  LLC
         (Incorporated  herein by reference to Exhibit 3(a) to the  Registration
         Statement on Form N-4, File No. 333-58809 filed February 26, 2001.)

3(b).    Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to
         Post-Effective  Amendment No. 4 the Registration Statement on Form N-4,
         File No. 333-27689 filed April 6, 2001.)

4.       Variable Annuity Contract. (Incorporated herein by reference to Exhibit
         4 to the Registration Statement on Form N-4, filed May 23, 1997.)

5.       Application.   (Incorporated   herein  by  reference  to  Pre-Effective
         Amendment No. 1 to the Registration Statement on Form N-4, filed August
         12, 1997.)

6(a).    Charter of The Travelers Life and Annuity Company,  as amended on April
         10,  1990.  (Incorporated  herein  by  reference  to  Exhibit  6(a)  to
         Registration Statement on Form N-4, File No. 33-58131,  filed via Edgar on March 17, 1995.)

6(b).    By-Laws  of The  Travelers  Life and  Annuity  Company,  as  amended on
         October 20, 1994.  (Incorporated herein by reference to Exhibit 6(b) to the Registration  Statement on Form N-4, File No.  33-58131,  filed via
         Edgar on March 17, 1995.)

8.       Participation Agreements.  (Incorporated herein by reference to Exhibit
         8 to  Pre-Effective  Amendment No. 1 to the  Registration  Statement on
         Form S-6, File No. 333-96521 filed May 24, 2000.)

9.       Opinion of Counsel as to the legality of securities  being  registered.
         (Incorporated  herein by  reference  to  Exhibit 9 to the  Registration
         Statement on Form N-4 filed May 23, 1997.)

10.      Consent of KPMG LLP, Independent Auditors filed herewith.

13.      Computation   of  Total  Return   Calculations   -   Standardized   and
         Non-Standardized.  (Incorporated  herein by reference to  Pre-Effective
         Amendment No. 1 to the Registration Statement on Form N-4, filed August
         12, 1997.)

15(a).   Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory  for George C.  Kokulis,  Katherine M.  Sullivan and Glenn D.
         Lammey.   (Incorporated   herein  by  reference  to  Exhibit  15(a)  to
         Post-Effective  Amendment No. 3 to the  Registration  Statement on Form
         N-4 filed April 12, 2000.)

15(b).   Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory  for George C.  Kokulis,  Katherine M.  Sullivan and Glenn D.
         Lammey.   (Incorporated   herein  by   reference   to   Exhibit  15  to
         Post-Effective  Amendment No. 2 to the  Registration  Statement on Form
         N-4, File No. 333-70659 filed February 26, 2001.)

15(c).   Power of Attorney  authorizing Ernest J. Wright or Kathleen A. McGah as signatory for William R. Hogan filed herewith.  (Incorporated herein by reference to Exhibit 15 to  Post-Effective  Amendment No. 4 filed April
         17, 2001.)

         Power of Attorney  authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Kathleen A. Preston filed herewith.

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal                                 Positions and Offices
Business Address                                   with Insurance Company
------------------                                 ----------------------

George C. Kokulis*                                 Director, President and Chief Executive Officer
Glenn D. Lammey*                                   Director, Executive Vice President, Chief Financial Officer, Chief
                                                     Accounting Officer
Kathleen A. Preston*                               Director and Executive Vice President
Stuart Baritz***                                   Senior Vice President
Madelyn J. Lankton                                 Senior Vice President and Chief Information Officer
Marla Berman Lewitus*                              Director, Senior Vice President and General Counsel
Brendan Lynch*                                     Senior Vice President
Warren H. May*                                     Senior Vice President
Laura A. Pantaleo***                               Senior Vice President
David A. Tyson*                                    Senior Vice President
F. Denney Voss**                                   Senior Vice President
David A. Golino*                                   Vice President and Controller

Donald R. Munson, Jr.*                             Vice President
Deanne Osgood*                                     Vice President
Tim W. Still*                                      Vice President
Linn K. Richardson*                                Second Vice President and Actuary
Paul Weissman*                                     Second Vice President and Actuary
Ernest J. Wright*                                  Vice President and Secretary
Kathleen A. McGah*                                 Assistant Secretary and Deputy General Counsel

Principal Business Address:
*      The Travelers Insurance Company                               **    Citigroup Inc.
       One Tower Square                                                    399 Park Avenue
       Hartford, CT  06183                                                 New York, N.Y. 10048

***    Travelers Financial Distributors
       2 Tower Center
       East Brunswick, NJ 08816

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
         REGISTRANT

         Incorporated  herein  by  reference  to  Exhibit  16 to  Post-Effective
Amendment No.5 to the  Registration  Statement on Form N-4, File No.  333-27689,
filed April 19, 2002.

Item 27.  NUMBER OF CONTRACT OWNERS

As of February 28, 2002, 10,495 contract owners held qualified and non-qualified contracts offered by the Registrant.

Item 28.  INDEMNIFICATION

Sections  33-770  to  33-778,  inclusive  of the  Connecticut  General  Statutes
("C.G.S.")  regarding  indemnification  of directors and officers of Connecticut corporations  provides in general that Connecticut  corporations shall indemnify
their  officers,   directors  and  certain  other  defined  individuals  against judgments, fines, penalties,  amounts paid in settlement and reasonable expenses actually  incurred in connection with proceedings  against the corporation.  The corporation's  obligation  to provide such  indemnification  generally  does not apply  unless  (1) the  individual  is wholly  successful  on the  merits in the defense  of any such  proceeding;  or (2) a  determination  is made (by  persons specified in the  statute)  that the  individual  acted in good faith and in the best  interests of the  corporation  and in all other cases,  his conduct was at least not opposed to the best  interests of the  corporation,  and in a criminal case he had no reasonable cause to believe his conduct was unlawful;  or (3) the court,  upon  application  by the  individual,  determines in view of all of the circumstances  that  such  person  is  fairly  and  reasonably  entitled  to  be indemnified, and then for such amount as the court shall determine. With respect to  proceedings  brought  by or in the  right of the  corporation,  the  statute provides  that the  corporation  shall  indemnify  its  officers,  directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability  insurance for its directors and officers and the directors and officers of its  subsidiaries,  including the  Registrant.
This  insurance  provides  for  coverage  against  loss from claims made against directors and officers in their capacity as such, including,  subject to certain exceptions, liabilities under the federal securities laws.

RULE 484 UNDERTAKING

Insofar as  indemnification  for liability  arising under the  Securities Act of
1933 may be permitted to  directors,  officers  and  controlling  persons of the registrant pursuant to the foregoing  provisions,  or otherwise,  the registrant has been advised that in the opinion of the Securities  and Exchange  Commission such  indemnification  is against  public policy as expressed in the Act and is, therefore,  unenforceable. In the event that a claim for indemnification against such liabilities  (other than the payment by the registrant of expenses incurred or paid by a director,  officer or  controlling  person of the registrant in the successful  defense of any  action,  suit or  proceeding)  is  asserted  by such director,  officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been  settled by  controlling  precedent,  submit to a court of  appropriate jurisdiction the question whether such  indemnification  by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITER

(a)      Travelers Distribution LLC
         One Tower Square
         Hartford, CT 06183

Travelers  Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities,  The Travelers Fund VA for Variable
Annuities,  The Travelers Fund BD for Variable Annuities,  The Travelers Fund BD
II for Variable Annuities, The The Travelers Fund BD III for Variable Annuities,
The  Travelers  Fund  ABD for  Variable  Annuities,  Travelers  Fund  ABD II for
Variable  Annuities,  The Travelers Separate Account PF for Variable  Annuities,
The  Travelers  Separate  Account PF II for Variable  Annuities,  The  Travelers
Separate Account QP for Variable  Annuities,  The Travelers  Separate Account TM
for  Variable  Annuities,  The  Travelers  Separate  Account TM II for  Variable
Annuities,  The  Travelers  Separate  Account Five for Variable  Annuities,  The
Travelers  Separate Account Six for Variable  Annuities,  The Travelers Separate
Account Seven for Variable  Annuities,  The Travelers Separate Account Eight for
Variable Annuities,  The Travelers Separate Account Nine for Variable Annuities,
The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL
for  Variable  Life  Insurance,  The  Travelers  Fund  UL II for  Variable  Life
Insurance,  The Travelers Fund UL III for Variable Life Insurance, The Travelers
Variable  Life  Insurance  Separate  Account One, The  Travelers  Variable  Life
Insurance  Separate Account Two, The Travelers  Variable Life Insurance Separate
Account Three, The Travelers  Variable Life Insurance Separate Account Four, The
Travelers  Separate  Account MGA,  The  Travelers  Separate  Account MGA II, The
Travelers Growth and Income Stock Account for Variable Annuities,  The Travelers
Quality Bond Account for Variable Annuities,  The Travelers Money Market Account
for Variable Annuities,  The Travelers Timed Growth and Income Stock Account for
Variable  Annuities,  The Travelers  Timed  Short-Term Bond Account for Variable
Annuities  and  The  Travelers  Timed  Aggressive  Stock  Account  for  Variable
Annuities,  Citicorp Life Variable  Annuity  Separate Account and First Citicorp
Life Variable Annuity Separate Account.

(b)      Name and Principal             Positions and Offices
         BUSISNESS ADDRESS*             WITH UNDERWRITER

         Kathleen A. Preston            Board of Manager
         Glenn D. Lammey                Board of Manager
         William F. Scully III          Board of Manager and Vice President
         Donald R. Munson, Jr.          Board of Manager, President, Chief
                                        Executive Officer and Chief Operating
                                         Officer
         Anthony Cocolla                Vice President

Tim W. Still                   Vice President
         John M. Laverty                Treasurer and Chief Financial Officer
         Ernest J. Wright               Secretary
         Kathleen A. McGah              Assistant Secretary
         William D. Wilcox              Assistant Secretary
         Ernest J. Wright               Assistant Secretary
         Alison K. George               Chief Compliance Officer
         John J. Williams, Jr.          Director, Assistant Compliance Officer

* The  business  address for all the above is: One Tower  Square,  Hartford,  CT
06183

(c)      Not Applicable

Item 30. LOCATION OF ACCOUNTS AND RECORDS

(1)      The Travelers Life and Annuity Company
         One Tower Square
         Hartford, Connecticut  06183

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a)      To file a post-effective  amendment to this  registration  statement as frequently  as is  necessary  to  ensure  that  the  audited  financial statements  in the  registration  statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b)      To include either (1) as part of any application to purchase a contract offered  by the  prospectus,  a space  that an  applicant  can check to request a Statement of  Additional  Information,  or (2) a post card or similar written  communication affixed to or included in the prospectus that the  applicant  can remove to send for a Statement  of  Additional
         Information; and

(c)      To deliver any  Statement of Additional  Information  and any financial statements  required to be made available  under this Form N-4 promptly upon written or oral request.

The Company hereby represents:

(a).     That the  aggregate  charges  under  the  Contracts  of the  Registrant described  herein are reasonable in relation to the services  rendered, the  expenses  expected to be  incurred,  and the risks  assumed by the
         Company.

SIGNATURES

As  required by the  Securities  Act of 1933 and the  Investment  Company Act of
1940, the Registrant  certifies that it meets the requirements of Securities Act
Rule  485(b)  for  effectiveness  of  this  post-effective   amendment  to  this
registration statement and has duly caused this post-effective amendment to this registration statement to be signed on its behalf in the City of Hartford, State of Connecticut, on the 19th day of April 2002.

                           THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES
                                                        (Registrant)

                           THE TRAVELERS LIFE AND ANNUITY COMPANY
                                                        (Depositor)

                               By:*GLENN D. LAMMEY
                                  ------------------------------------
                                   Glenn D. Lammey, Chief Financial Officer,
                                   Chief Accounting Officer

As required by the Securities Act of 1933, this registration  statement has been signed by the following  persons in the capacities  indicated on the 19th day of
April 2002.

*GEORGE C. KOKULIS              Director, President and Chief Executive Officer
----------------------          (Principal Executive Officer)
 (George C. Kokulis)

*GLENN D. LAMMEY                Director, Chief Financial Officer,
----------------------          Chief Accounting Officer
 (Glenn D. Lammey)              (Principal Financial Officer)

*MARLA BERMAN LEWITUS                     Director
----------------------
 (Marla Berman Lewitus)

*KATHLEN A. PRESTON                       Director
----------------------
 (Kathleen A. Preston)

*By: /s/ Ernest J. Wright, Attorney-in-Fact

EXHIBIT INDEX

Exhibit
No.                       Description                                        Method of Filing
-------                   -----------                                        ----------------
10       Consent of KPMG LLP, Independent Auditors                            Electronically

15       Power of Attorney authorizing Ernest J. Wright or                    Electronically
         Kathleen A. McGah as signatory for Kathleen A. Preston.